Exhibit A-1 to the
                                                              Merger Agreement




                              INVESTMENT AGREEMENT

                            dated as of May 19, 2005

                                      among

                             US AIRWAYS GROUP, INC.,

                        AMERICA WEST HOLDINGS CORPORATION

                                       and

                           ACE AVIATION HOLDINGS INC.

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS.............................................................................................2
     Section 1.01 Definitions.....................................................................................2

ARTICLE II ISSUANCE AND PURCHASE OF NEW COMMON STOCK..............................................................8
     Section 2.01 Issuance and Purchase of New Common Stock.......................................................8
     Section 2.02 Closing.........................................................................................8

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................8
     Section 3.01 Incorporation by Reference of Representations and Warranties in the Merger Agreement............8
     Section 3.02 Authorization; No Contravention.................................................................9
     Section 3.03 Consents; No Conflicts..........................................................................9
     Section 3.04 Court Orders....................................................................................9
     Section 3.05 Capitalization; Securities.....................................................................10
     Section 3.06 Information Provided...........................................................................10
     Section 3.07 Financial Advisors and Brokers.................................................................10
     Section 3.08 Regulatory Status..............................................................................10
     Section 3.09 Commercial Opportunity.........................................................................10

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF WEST................................................................11
     Section 4.01 Incorporation by Reference of Representations and Warranties in the Merger Agreement...........11
     Section 4.02 Authorization; No Contravention................................................................11
     Section 4.03 Consents; No Conflicts.........................................................................11
     Section 4.04 Court Orders...................................................................................12
     Section 4.05 Information Provided...........................................................................12
     Section 4.06 Financial Advisors and Brokers.................................................................12
     Section 4.07 Commercial Opportunity.........................................................................12

ARTICLE V REPRESENTATIONS AND WARRANTIES OF INVESTOR.............................................................12
     Section 5.01 Organization...................................................................................12
     Section 5.02 Authorization; No Contravention................................................................12
     Section 5.03 Consents; No Conflicts.........................................................................12
     Section 5.04 Financial Advisors and Brokers.................................................................13
     Section 5.05 Ownership of Equity Securities; Purpose of Investment..........................................13
     Section 5.06 Financing......................................................................................13

ARTICLE VI PRE-CLOSING COVENANTS.................................................................................13
     Section 6.01 Taking of Necessary Action.....................................................................13
     Section 6.02 Notifications..................................................................................15
     Section 6.03 Financial and Other Information................................................................15
     Section 6.04 Delivery of Reports............................................................................15
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     Section 6.05 Amendments to Merger Agreement; Etc............................................................15
     Section 6.06 Publicity......................................................................................16
     Section 6.07 Investor Financing.............................................................................16
     Section 6.08 Issuances of Equity Securities.................................................................16
     Section 6.09 Transfer Taxes.................................................................................17
     Section 6.10 Bankruptcy Covenants...........................................................................17

ARTICLE VII CONDITIONS...........................................................................................18
     Section 7.01 Conditions to Investor's Obligations...........................................................18
     Section 7.02 Conditions to the Company's Obligations........................................................22

ARTICLE VIII TERMINATION.........................................................................................24
     Section 8.01 Termination of Agreement.......................................................................24
     Section 8.02 Effect of Termination..........................................................................25

ARTICLE IX MISCELLANEOUS.........................................................................................25
     Section 9.01 Fees and Expenses..............................................................................25
     Section 9.02 Survival of Representations, Warranties and Covenants..........................................25
     Section 9.03 Specific Performance...........................................................................26
     Section 9.04 General Interpretive Principles................................................................26
     Section 9.05 Notices........................................................................................26
     Section 9.06 Entire Agreement; Amendment....................................................................26
     Section 9.07 No Other Representations or Warranties.........................................................26
     Section 9.08 Counterparts...................................................................................27
     Section 9.09 Governing Law..................................................................................27
     Section 9.10 Successors and Assigns.........................................................................27
     Section 9.11 No Third-Party Beneficiaries...................................................................27
     Section 9.12 Confidentiality................................................................................27

EXHIBIT A             Merger Agreement
EXHIBIT B             Commercial Agreements
EXHIBIT C             Stockholders Agreement

Schedule 1            New Common Stock
Schedule 3.05         Capitalization
Schedule 7.01(q)      Terms of Revised Profit Sharing Plan
Schedule 9.05         Notices Information
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                              INVESTMENT AGREEMENT

                  THIS INVESTMENT AGREEMENT (together with all exhibits and schedules hereto and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the "Agreement"), dated as of May 19, 2005, by and among ACE Aviation Holdings Inc., a company organized under the laws of Canada (the "Investor"), US Airways Group, Inc., a Delaware corporation, and its successors (including, as the context may require, on or after the Effective Date, as reorganized pursuant to the Bankruptcy Code) (the "Company"), and America West Holdings Corporation, a Delaware corporation ("West").

                              W I T N E S S E T H:

                  WHEREAS, on September 12, 2004, the Company and certain of its Subsidiaries (the "Debtor Subsidiaries" and together with the Company, the "Debtors") filed voluntary petitions (the "Cases") for protection under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court") to enable the Debtors to be restructured pursuant to one or more plans of reorganization (collectively, the "Plan");

                  WHEREAS, the Debtors have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

                  WHEREAS, pursuant to the Plan, the Company intends to cancel all of the existing outstanding Equity Securities of the Company upon the Effective Date and issue the New Common Stock;

                  WHEREAS, pursuant to the Plan, the Company, Barbell Acquisition Corp., a Delaware corporation ("Merger Sub"), and West have entered into an Agreement and Plan of Merger (together with all of the schedules, exhibits and other attachments thereto, the "Merger Agreement"), attached as Exhibit A hereto;

                  WHEREAS, subject to the other terms and conditions contained herein, the Investor desires to commit to provide equity financing to the Company;

                  WHEREAS, the Company intends to issue and sell to Investor, and Investor intends to purchase from the Company, shares of New Common Stock (such purchase, issuance and sale, the "Investment") in exchange for the Investment Price, all on the terms provided in this Agreement;

                  WHEREAS, the Company and the Investor intend to enter into certain commercial arrangements, on terms substantially as set forth in Exhibits B-1 through B-4, and in form and substance satisfactory to the Company and Investor ("Commercial Agreements");

                  WHEREAS, pursuant to the Other Investment Agreements, the Company intends to issue and sell to Par Investment Partners, L.P., Peninsula Investment Partners, L.P. and Eastshore Aviation, LLC (the "Other Investors") shares of New Common Stock pursuant to

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investment agreements entered into by the Other Investors in the forms previously provided to Investor;

                  WHEREAS, the Investor intends to enter into a Stockholders Agreement (the "Stockholders Agreement"), substantially in the form of Exhibit C hereto, with the Company and the Other Investors;

                  WHEREAS, the parties intend that the transactions contemplated hereby will be implemented by and take effect simultaneously with the implementation of the Plan on the Effective Date (except as to those transactions that are expressly intended to take effect at another date);

                  WHEREAS, the parties intend that all of the transactions contemplated hereby are intended to be treated as a single integrated transaction subject to the approval of the Bankruptcy Court as soon as reasonably practicable after the date hereof; and

                  WHEREAS, the Company, West and the Investor desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows, in the case of the Company, subject to Bankruptcy Court approval of this Agreement:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Affiliate" means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified Person, where "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, that when used with respect to the Company, "Affiliate" shall not include Investor or any Affiliate thereof.

                  "Agreement" has the meaning set forth in the preamble hereto.

                  "Air Wisconsin DIP Agreement" means the Junior Secured Debtor-in-Possession Credit Facility Agreement, dated as of February 18, 2005, by and among US Airways, Inc., as Borrower, certain affiliates thereof as guarantors, and Eastshore Aviation, LLC, as lender, as amended, supplemented or otherwise modified from time to time.

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                  "Alternative Transaction" means (a) any reorganization of the
Company or (b) any sale, merger, consolidation, joint venture, recapitalization, sale of assets or equity interests or other combination or disposition or similar transaction or series of transactions involving at least 40%, on a fair market value basis, of the assets of the Company and its Operating Subsidiaries, taken as a whole, or 40% of the equity securities of the Company.

                  "Approvals" has the meaning set forth in Section 7.01(e) hereof.

                  "ATSB" means the Air Transportation Stabilization Board, created pursuant to Section 102 of the Air Transportation Safety and System Stabilization Act, P.L. 107-42, as the same may be amended from time to time.

                  "Bankruptcy Code" has the meaning set forth in the recitals hereto.

                  "Bankruptcy Court" has the meaning set forth in the recitals hereto.

                  "Board" means the board of directors of the Company (including, with respect to periods following the Effective Date, the Company).

                  "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions of the State of New York are authorized by law or executive order to close.

                  "Bylaws" means the bylaws of the Company, as amended from time to time (including, with respect to periods following the Effective Date).

                  "Cases" has the meaning set forth in the recitals hereto.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as amended from time to time, including any certificate of designation relating to any Equity Securities of the Company (including, in each case, with respect to periods following the Effective Date).

                  "Certificated Air Carrier" means a Citizen of the United States holding an aircraft operating certificate issued pursuant to Chapter 447 of Title 49 of the United States Code or any analogous successor provision of the United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of 11 U.S.C. Section 1110 or any analogous successor provision of the Bankruptcy Code.

                  "Chapter 11" means Chapter 11 of the Bankruptcy Code.

                  "Citizen of the United States" has the meaning given to such term in Section 40102(a)(15) of Title 49 of the Transportation Code, or any subsequent legislation that amends, supplements or supersedes such provisions.

                  "Closing" means the closing of the issuance, sale and purchase of the New Common Stock pursuant to Section 2.01 hereof.

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                  "Closing Date" has the meaning set forth in Section 2.02(a)
hereof.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Confirmation Order" means a Final Order of the Bankruptcy Court approving the Plan.

                  "Debtors" has the meaning set forth in the recitals hereto.

                  "Debtor Subsidiaries" has the meaning set forth in the recitals hereto.

                  "Disclosure Statement" means a disclosure statement with respect to the Plan.

                  "Effective Date" means the effective date of the Plan.

                  "Equity Securities" shall mean (i) capital stock of, or other equity interests in, any Person, (ii) securities or other instruments convertible into or exchangeable for shares of capital stock, voting securities or other equity interests in such Person or (iii) options, warrants, investment agreements or other rights to acquire the securities described in clauses (i) and (ii), whether fixed or contingent, matured or unmatured, contractual, legal, equitable or otherwise.

                  "Fair Market Value" shall mean the fair market value of the New Common Stock, as determined by the Board. If the New Common Stock is traded on an over-the-counter securities market or national securities exchange, "Fair Market Value" shall mean the closing sales price of the New Common Stock reported on such over-the-counter market or such national securities exchange on the applicable date or, if no sales of New Common Stock have been reported for that date, on the next preceding date for which sales where reported.

                  "Final Order" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Cases or the docket of any other court of competent jurisdiction, that has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek reargument, reconsideration, or certiorari has expired and no appeal, motion for reconsideration or reargument or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari, motion for reconsideration or reargument that has been or may be filed has been resolved by the highest court to which the order or judgment was appealed or from which reargument, reconsideration, or certiorari was sought and the time to take any further appeal, petition for certiorari or move for reargument shall have expired.

                  "Fully Diluted Basis" means the number of shares of New Common Stock, without duplication, which are issued and outstanding or owned or held, as applicable, at the date of determination plus the number of shares of New Common Stock issuable pursuant to any Equity Securities then outstanding convertible into or exchangeable or exercisable for (whether or not subject to contingencies or passage of time, or both) shares of New Common Stock.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising

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executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Hearing" means the hearing conducted in the Cases in the Bankruptcy Court seeking approval of the Motion.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

                  "Investor" has the meaning set forth in the preamble hereto.

                  "Investor Director" means any member of the Board of the Company nominated by Investor in accordance with the Stockholders Agreement.

                  "Investment" has the meaning set forth in the recitals hereto.

                  "Investment Price" has the meaning set forth in Section 2.01 hereof.

                  "Law" means any law, treaty, statute, ordinance, code, rule or regulation of a Governmental Authority or judgment, decree, order, writ, award, injunction or determination of a court or other Governmental Authority.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever intended for security (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

                  "Material Adverse Effect" on any Person means (x) a material adverse effect on the financial condition, assets, liabilities, business or results of operations of such Person and its Subsidiaries taken as a whole, excluding any such effect resulting from (I) changes or conditions generally affecting the U.S. economy or financial markets, (II) changes or conditions generally affecting any of the segments of the airline industry in which such Person or any of its Subsidiaries operates, to the extent such conditions or changes do not disproportionately impact such Person or its Subsidiaries (III) changes or conditions resulting from divestiture required in order to satisfy
Section 5.1(b) of the Merger Agreement or (IV) the announcement or consummation of the Merger Agreement, or (y) an effect that would prevent, materially delay or materially impair the ability of such Person to consummate the Merger or the ability of such Person or the Investor to consummate the transactions contemplated by this Agreement or to enter into or perform obligations under the Commercial Agreements. For purposes of this definition, any suspension of commercial air travel in the United States for a period of 72 hours or more shall be deemed to have a Material Adverse Effect on the Company and West.

                  "Merger" has the meaning assigned to such term in the Merger Agreement.

                  "Merger Agreement" has the meaning set forth in the recitals hereto.

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                  "Merger Sub" has the meaning set forth in the recitals hereto.

                  "Motion" means the motion and any supporting papers seeking approval of the Transactions, in form and substance reasonably acceptable to Investor and providing, inter alia, not less than a ten (10) day notice period prior to the Hearing and providing for confidential treatment of portions of the Transaction Documents as mutually agreed by the Company and the Investor.

                  "New Common Stock" means the class of common stock of the Company authorized under the Certificate of Incorporation attached as Exhibit C to the Merger Agreement and to be issued to West shareholders pursuant to the Merger.

                  "Operating Companies" means, with respect to the Company, US Airways, PSA Airlines, Inc., a Pennsylvania corporation, Piedmont Airlines, Inc., a Maryland corporation and Material Services Company, Inc., a Delaware corporation.

                  "Other Investors" has the meaning set forth in the recitals hereto.

                  "Other Investments" means the purchase, issuance and sale by the Company to the Other Investors of shares of New Common Stock pursuant to the Other Investment Agreements.

                  "Other Investment Agreements" means the investment agreements among the Company, West and each of the Other Investors.

                  "Person" means any individual, corporation, company, association, partnership, limited liability company, joint venture, trust, unincorporated organization, or Governmental Authority.

                  "Plan" has the meaning set forth in the recitals hereto.

                  "Postpetition," when used with respect to any agreement, instrument or any obligation arising thereunder, any claim or proceeding or any other matter, means an agreement or instrument that was first entered into or first became effective, an obligation, claim or proceeding that first arose or was first instituted, or another matter that first occurred, after the commencement of the Cases, or that was entered into or became effective, or arose, was instituted or occurred, before commencement of the Cases but has been assumed in the Cases.

                  "Regulatory Approvals" means, to the extent necessary in connection with the consummation of the transactions contemplated by the Transaction Documents, any and all certificates, permits, licenses, franchises, concessions, grants, consents, approvals, orders, registrations, authorizations, waivers, variances or clearances from, or filings or registrations with, Governmental Authorities (and shall not include clearance or approval under the HSR Act or any other Law that may require waiting periods prior to consummation of the Transactions).

                  "Representatives" means, with respect to any Person, such Person's officers, directors, employees, agents, attorneys, accountants, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such a Person.

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                  "Republic" means Republic Airways Holdings Inc., a Delaware corporation.

                  "SEC" means the U.S. Securities and Exchange Commission.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Stockholders Agreement" has the meaning set forth in the recitals hereto.

                  "Subsidiary" means as to any Person, any other Person of which more than fifty percent (50%) of the shares of the voting stock or other ownership interests are owned or controlled, or the ability to select or elect more than fifty percent (50%) of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.

                  "Title 49" means Title 49 of the Code of Federal Regulations, as amended and in effect from time to time.

                  "Transactions" means the Merger, the execution, delivery and performance of this Agreement and each Other Investment Agreement (including the issuance of New Common Stock hereunder and thereunder), the Stockholders Agreement, the Commercial Agreements and the execution, delivery and performance of the documents described in Articles II and VI hereof, in each case by the applicable party thereto.

                  "Transaction Contracts" means all of the Transaction Documents other than the Plan, the Confirmation Order and the order of the Bankruptcy Court approving the break-up fee set forth in Section 8.02(b).

                  "Transaction Documents" means this Agreement, the Plan, the Confirmation Order, the Merger Agreement, the Commercial Agreements, each Other Investment Agreement, the Stockholders Agreement, the order of the Bankruptcy Court approving the break-up fee set forth in Section 8.02(b), the documents described in Articles II and VI and all other documents necessary to consummate the Transactions and other arrangements contemplated hereby.

                  "Transportation Code" means Title 49 of the United States Code which, among other things, recodified and replaced the U.S. Transportation Code of 1958 and the regulations promulgated thereunder, or any subsequent legislation that amends, supplements or supersedes such provisions.

                  "US Airways" means US Airways, Inc., a Delaware corporation.

                  "West" has the meaning set forth in the preamble hereto.

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                                   ARTICLE II

                    ISSUANCE AND PURCHASE OF NEW COMMON STOCK

                  Section 2.01 Issuance and Purchase of New Common Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Company will issue, sell and deliver to Investor, and Investor will purchase from the Company, that number of shares of New Common Stock set forth opposite Investor's name on Schedule 1 hereto, for the aggregate purchase price set forth opposite Investor's name on Schedule 1 hereto (the "Investment Price").

                  Section 2.02 Closing. (a) Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Sections 7.01 and 7.02 hereof, the Closing shall take place at the offices of Arnold & Porter LLP, 555 Twelfth Street, NW, Washington D.C. 20004, at 10:00 a.m., Washington D.C. time, on the first Business Day following the Effective Time (as such term is defined in the Merger Agreement) or at such other time, date and place as the parties may agree (the date on which the Closing occurs, the "Closing Date"); provided that the parties shall use reasonable best efforts to have the Closing take place on the first Business Day following the Effective Time.

                           (b) At the Closing, (i) the Company shall deliver to
Investor certificates representing the shares of New Common Stock to be purchased by, and sold to, Investor pursuant to Section 2.01 hereof (registered in the names and in the denominations designated by Investor at least two Business Days prior to the Closing Date), together with the other documents, certificates and opinions to be delivered pursuant to Section 7.01 hereof, and
(ii) Investor, in full payment for the shares of New Common Stock to be purchased by, and sold to, Investor pursuant to Section 2.01 hereof, shall pay to the Company as provided in Section 2.01 hereof (in immediately available funds by wire transfer to the account designated by the Company, or by such other means as may be agreed between the parties hereto), Investor's Investment Price (less any amounts due as of the Closing Date to Investor pursuant to Section 9.01 hereof), and shall deliver the certificate required pursuant to
Section 7.02(b) hereof.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to Investor as follows:

                  Section 3.01 Incorporation by Reference of Representations and Warranties in the Merger Agreement. The Company hereby incorporates by reference, for the benefit of Investor as though set forth herein, the following representations and warranties (including the defined terms and disclosure items included therein and related thereto) in the Merger Agreement: Sections 3.2(a),
(f), (g), (h), (i), (j), (k), (l), (n), (o), (p), (q), (r), (s), (t), (u), (v),
(w) and (x). Each such representation which states that "East" (i.e., US Airways Group, Inc.) "has made available to West" certain materials shall be deemed to read "has made available to Investor" for purposes of this incorporation by reference.

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                  Section 3.02 Authorization; No Contravention. The Transactions
to be consummated by the Company and the Operating Companies and the performance of the Transaction Contracts are within the respective corporate power and authority of the Company and the Operating Companies (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan) and have been, and each of the Commercial Agreements will be when executed and at Closing, duly authorized by all necessary corporate and, if required, stockholder action. This Agreement, the Merger Agreement, each Other Investment Agreement, the Stockholders Agreement and each other Transaction Contract entered into as of the date hereof have been duly executed and delivered by the Company and the Operating Companies party thereto (as applicable) and constitute (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan), a legal, valid and binding obligation of the Company and such Operating Companies, respectively, enforceable in accordance with its terms.

                  Section 3.03 Consents; No Conflicts. Other than the notices, reports, filings, consents, registrations, approvals, permits or authorizations required under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), with respect to the Company and the Operating Companies, the execution and delivery of each of the Transaction Contracts and the consummation of the Transactions (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan), except such as have been obtained or made and are in full force and effect and except where failure to obtain such consent, approval, registration, filing or other action would not reasonably be expected to have a Material Adverse Effect on the Company, (ii) will not violate, conflict with or result in a breach, violation or default under (A) any applicable law, rule or regulation or any order of or restriction imposed by any Governmental Authority and except, in each case, where such violation of applicable law or regulation would not reasonably be expected to have a Material Adverse Effect on the Company or (B) the Certificate of Incorporation or Bylaws or any other organizational documents of the Company or any of its Subsidiaries, (iii) will not violate, conflict with or result in a breach, or default under any Postpetition agreement, contract or obligation or Postpetition loan agreement or any other Postpetition indebtedness agreement or instrument of indebtedness binding upon the Company, any Operating Company or any of their respective Subsidiaries or its assets except where such default, breach or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and (iv) will not result in the creation or acceleration of any obligations or imposition of any Lien on any assets or properties of the Company or any of its Subsidiaries.

                  Section 3.04 Court Orders. Subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan, the performance of any action by the Company or the Operating Companies required or contemplated by this Agreement or any other Transaction Document is not restrained or enjoined by any order of the Bankruptcy Court or by any Governmental Authority (either temporarily, preliminarily or permanently).

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                  Section 3.05 Capitalization; Securities. Upon the Closing and
after giving effect to the Confirmation Order, the Plan, the Merger, the Investment and the Other Investments, the issued and outstanding capital stock of the Company shall consist solely of New Common Stock as provided on Schedule
3.05. Except as set forth on Schedule 3.05, upon the Closing and after giving effect to the Confirmation Order, the Plan, the Merger, the Investment and the Other Investments, there will not be any outstanding subscriptions, options, warrants, commitments, agreements or arrangements related to the issuance or sale of outstanding Equity Securities or securities or other instruments convertible into or exchangeable for any Equity Securities of the Company Upon the Closing Date, the New Common Stock to be issued and delivered to the Investor pursuant to the terms hereof, shall have been duly authorized and validly issued, fully paid, nonassessable and not subject to preemptive or similar rights of third parties or reserved for issuance in accordance with the terms of the Plan and Confirmation Order. The rights, preferences and privileges of the capital stock of the Company shall be as set forth in the Certificate of Incorporation of the Company, as amended pursuant to the Plan and in effect upon the Closing in the form attached as Exhibit C to the Merger Agreement.

                  Section 3.06 Information Provided. A true and correct copy of the Merger Agreement, and of each Other Investment Agreement, including each schedule, exhibit and other attachment or related agreement thereto and including in each case any amendments, supplements and modifications through the date hereof, has been provided to Investor. There are no other agreements, arrangements, understandings or commitments, written or oral, of any nature, between any of the Other Investors or their affiliates, on the one hand, and the Company, West or any of their affiliates on the other, relating to the transactions contemplated by the Transaction Documents.

                  Section 3.07 Financial Advisors and Brokers. Except for Seabury Aviation Advisors LLC and/or its Affiliates ("Seabury"), no Person has acted, directly or indirectly, as a broker, finder or financial advisor of the Company or any of the Operating Companies in connection with the Transaction Documents or the transactions contemplated thereby, and except for fees payable to Seabury by the Company, no Person acting for or on behalf of the Company or any of the Operating Companies is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of the Company or any of the Operating Companies.

                  Section 3.08 Regulatory Status. Neither the Company, nor any Operating Company nor any of their respective Subsidiaries is (i) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935. US Airways is a Certificated Air Carrier.

                  Section 3.09 Commercial Opportunity. The Company believes in good faith (after consultation with West) that the Company, West and their Subsidiaries will have, in the aggregate, not less than US$280,000,000 per annum of Maintenance, Repair and Overhaul services work immediately available to be outsourced to Investor or its affiliates as of the Closing Date.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF WEST

                  West hereby represents and warrants to Investor as follows:

                  Section 4.01 Incorporation by Reference of Representations and Warranties in the Merger Agreement. West hereby incorporates by reference, for the benefit of Investor as though set forth herein, the following representations and warranties (including the defined terms and disclosure items related thereto) in the Merger Agreement: Sections 3.1(a), (b), (e), (f), (g),
(h), (i), (j), (k), (m), (n), (o), (p), (q), (r), (s), (t), (u), (v) and (w).
Each such representation which states that "West" (i.e., America West Holdings Corporation) "has made available to East" certain materials shall be deemed to read "has made available to Investor" for purposes of this incorporation by reference.

                  Section 4.02 Authorization; No Contravention. The Transactions to be consummated by West and performance of the Transaction Contracts to which West is or will be a party are within the corporate power and authority of West and have been, and each of the Commercial Agreements to which West will be a party will be, when executed and at Closing, duly authorized by all necessary corporate and, if required, stockholder action. This Agreement, the Merger Agreement, each Other Investment Agreement, and each other Transaction Contract to which West is a party, entered into as of the date hereof, have been duly executed and delivered by West and constitute a legal, valid and binding obligation of West, enforceable in accordance with its terms.

                  Section 4.03 Consents; No Conflicts. Other than the notices, reports, filings, consents, registrations, approvals, permits or authorizations required under the HSR Act, with respect to West, the execution and delivery of each of the Transaction Contracts to which West is or will be a party and the consummation of the Transactions (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan), except such as have been obtained or made and are in full force and effect and except where failure to obtain such consent, approval, registration, filing or other action would not reasonably be expected to have a Material Adverse Effect on West, (ii) will not violate, conflict with or result in a breach, violation or default under (A) any applicable law, rule or regulation or any order of or restriction imposed by any Governmental Authority and except, in each case, where such violation of applicable law or regulation would not reasonably be expected to have a Material Adverse Effect on West or (B) the Certificate of Incorporation or Bylaws or any other organizational documents of West or any of its Subsidiaries, (iii) will not violate, conflict with or result in a breach, or default under any agreement, contract or obligation or loan agreement or any other indebtedness agreement or instrument of indebtedness binding upon West or any of its Subsidiaries or its assets except where such default, breach or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on West and (iv) will not result in the creation or acceleration of any obligations or imposition of any Lien on any assets or properties of West or any of its Subsidiaries.

                  Section 4.04 Court Orders. Subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan, the performance of any action by West required or contemplated by this Agreement or any other Transaction Document is not restrained or enjoined by any order of the Bankruptcy Court or by any Governmental Authority (either temporarily, preliminarily or permanently).

                  Section 4.05 Information Provided. West has delivered to Investor a true and correct copy of the Merger Agreement, including any amendments, supplements and modifications through the date hereof.

                  Section 4.06 Financial Advisors and Brokers. Except for Greenhill & Co., LLC and/or its Affiliates ("Greenhill") and TPG Partners, L.P. and/or its Affiliates ("TPG"), no Person has acted, directly or indirectly, as a broker, finder or financial advisor of West in connection with the Transaction Documents or the transactions contemplated thereby, and except for fees payable to Greenhill and TPG by West, no Person acting for or on behalf of West is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of West.

                  Section 4.07 Commercial Opportunity. West believes in good faith (after consultation with the Company) that the Company, West and their Subsidiaries will have, in the aggregate, not less than US$280,000,000 per annum of Maintenance, Repair and Overhaul services work immediately available to be outsourced to Investor or its affiliates as of the Closing Date.

                                    ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

                  Investor represents and warrants to the Company as follows:

                  Section 5.01 Organization. It is an entity duly organized under the laws of the jurisdiction of its formation having all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and the Stockholders Agreement.

                  Section 5.02 Authorization; No Contravention. The Transactions to be consummated by Investor and performance of the Transaction Contracts to which Investor is or will be a party are within the corporate power and authority of Investor and each of the Commercial Agreements to which Investor will be a party will be, when executed and at Closing, duly authorized by all necessary corporate and, if required, stockholder action. This Agreement, and each other Transaction Contract to which Investor is a party, entered into as of the date hereof, have been duly executed and delivered by Investor and constitute a legal, valid and binding obligation of Investor, enforceable in accordance with its terms.

                  Section 5.03 Consents; No Conflicts. Except for (i) the filing of a notification and report form under the HSR Act and the termination or expiration of the waiting period under the HSR Act, (ii) the filing of any other required applications or notices with any Governmental

Authority and approval of such applications and notices, and (iii) approval by the Bankruptcy Court, no Approval is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Investor of this Agreement or the Transaction Contracts to which Investor is or will be a party and the consummation of the Transactions contemplated hereby and thereby, except for such Approvals that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor to consummate the Investment, and all of which have been duly obtained, taken, given or made and are in full force and effect, except for Approvals that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor to consummate the Investment.

                  Section 5.04 Financial Advisors and Brokers. Except for Goldman, Sachs & Co. and/or its Affiliates ("Goldman") and Affiliates of Investor, no Person has acted directly or indirectly as a broker, finder or financial advisor of the Investor in connection with this Agreement, the Stockholders Agreement or the transactions contemplated hereby or thereby, and, other than fees that may be payable to Goldman or Affiliates of Investor by Investor, no Person acting for or on behalf of Investor is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of Investor.

                  Section 5.05 Ownership of Equity Securities; Purpose of Investment. Investor is acquiring the New Common Stock under this Agreement solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act and applicable state securities or "blue sky laws". Investor is an "Accredited Investor" as such term is defined in Regulation D of the Securities Act.

                  Section 5.06 Financing. Investor (or its assignee, as permitted by Section 9.10 who acquires the New Common Stock hereunder at the Closing) has sufficient and adequate resources to consummate the transactions contemplated by this Agreement.

                                   ARTICLE VI

                              PRE-CLOSING COVENANTS

                  Section 6.01 Taking of Necessary Action. (a) The Company, West and Investor (solely with respect to the Investment) shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable Law to consummate and make effective the Transactions as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings (including, without limitation, appropriate filings pursuant to the HSR Act) and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Authority in order to consummate the Transactions. In exercising the foregoing rights, the Company, West and Investor shall act reasonably and as promptly as practicable. The Company's, West's and (solely with respect to the Investment) Investor's obligations under this Section 6.01 shall include, without limitation, the obligation to use their respective reasonable best efforts to defend any lawsuits or legal proceedings, whether judicial or administrative, or any other actions by a Governmental Authority, challenging the Transactions, including using reasonable best efforts to seek to have any stay or other injunctive relief which would prevent or materially delay or impair the consummation of the Transactions entered by any court or other Governmental Authority reversed on appeal or vacated. For purposes of this Section 6.01, as it relates to Investor, "reasonable best efforts" shall include Investor's agreement to (i) hold the Investor's equity interest in the Company in one or more subsidiaries separate from the company that holds its airline assets, if any, and (ii) nominate an Investor Director (as defined in the Stockholders Agreement) whose service would not conflict with applicable law. Except as provided in the immediately preceding sentence, Investor shall not be required (1) to divest, or agree to divest, any of its businesses or assets or any interest therein, or (2) to take or agree to take any other action or agree to any limitation, restriction or condition that could reasonably be expected to materially impair the benefits to Investor expected, as of the date of this Agreement, to be realized from the transactions contemplated hereby.

                           (b) Without limiting the foregoing, the parties
hereto agree to work in good faith to negotiate and document definitive Commercial Agreements having the terms set forth on Exhibits B-1 through B-4 hereto, and with such additional terms as may be necessary to give effect thereto, as promptly as practicable and, if possible, within the timeframe specified in any such Exhibits. All parties agree that claims by Investor and its Affiliates, on the one hand, and claims by East, West and/or their respective Affiliates, on the other hand, may be offset and netted against one another as if Investor and its Affiliates were one entity and East, West and their respective Affiliates were one entity, and the definitive Commercial Agreement shall so provide.

                           (c) Each of the Company, West and Investor shall,
in connection with obtaining the approvals referenced in Section 6.01(a), unless unrelated to the Investor, the Investment or the Commercial Agreements, use its reasonable best efforts to (i) subject to applicable law, permit the other party or the other party's outside counsel to review in advance any proposed written communication between it and any Governmental Authority, (ii) promptly inform each other of any communication (or other correspondence or memoranda) received by such party from, or given by such party to, any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby, (iii) consult with each other in advance to the extent practicable of any meeting or conference with any Governmental Authority or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the applicable Governmental Authority or other Person, give the other party the opportunity to attend and participate in such meetings and conferences, and (iv) furnish each other with copies of all correspondence, filings and written communications between them or their Subsidiaries or Affiliates on one hand, and any such Governmental Authority or its respective staff on the other hand, with respect to this Agreement and the transactions contemplated hereby, except that (A) any materials concerning Investor's valuation of the transaction may be redacted and (B) any proprietary information of one party not previously disclosed to the other party may be disclosed only to the other party's outside counsel, at the option of the disclosing party.

                           (d) The Company shall, in coordination with Investor
(i) file with the Bankruptcy Court a bidding procedures motion, reasonably satisfactory to Investor, seeking approval of the break-up fee set forth in
Section 8.02(b) hereof and the expense reimbursement provisions set forth in
Section 9.01 hereof, (ii) diligently seek approval of the Transactions (consistent with the Bidding Procedures, as hereinafter defined), and (ii) if the Company has determined that the Merger represents a highest and best Qualified Competing Plan Proposal (as defined in the order approving the bidding procedures), (A) file with the Bankruptcy Court, and diligently seek approval of, the Disclosure Statement (with the Plan attached as an exhibit thereto) reasonably satisfactory to Investor and (B) seek to obtain, as expeditiously as possible, a Confirmation Order with respect to the Plan that is reasonably satisfactory to the Investors.

                  Section 6.02 Notifications. At all times prior to the Closing Date, Investor shall promptly notify the Company and each of the Company and West shall promptly notify Investor in writing of any fact, change, condition, circumstance or occurrence or nonoccurrence of any event that will or is reasonably likely to result in such party's representations and warranties to be untrue or inaccurate in any material respect or the failure to satisfy the conditions to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.02 shall not be deemed to alter or amend such party's representations or warranties or limit or otherwise affect the remedies available hereunder to any party giving or receiving such notice.

                  Section 6.03 Financial and Other Information. From and after the date hereof, each of the Company and West shall, and shall cause each of their respective Subsidiaries and Representatives to, afford to Investor, its Affiliates and their respective Representatives, including qualified prospective lenders to Investor that sign appropriate confidentiality agreements, complete access, upon reasonable notice and in such manner as will not unreasonably interfere with the conduct of such companies' respective businesses, to their and their respective Subsidiaries respective facilities, properties, books, contracts, commitments, records (including information regarding any material pending or threatened legal proceeding to which any of such companies is, or reasonably expects to be, a party and negotiations relating to any labor agreements or labor disputes involving the Company, West or any of their respective Subsidiaries), key personnel, officers, independent accountants and legal counsel; provided, however, that neither the Company nor West will be required to provide access to employee personnel files if providing such files would be unreasonable or a violation of applicable Law.

                  Section 6.04 Delivery of Reports. Each of the Company and West and their respective Subsidiaries shall deliver to Investor, promptly following delivery to the ATSB, the reports concerning the weekly and monthly operating and financial data of the Company or West, as applicable, and their respective Subsidiaries that are delivered to the ATSB.

                  Section 6.05 Amendments to Merger Agreement; Etc. Other than pursuant to and in accordance with Section 4.20 of the Merger Agreement, the Company and West will not amend the Merger Agreement, the Plan, any Other Investment Agreement or any other Transaction Document, in each case without the prior written approval of the Investor, such approval not to be unreasonably withheld (it being understood that in such connection Investor is not required to consider the interests of any other person), and, notwithstanding the foregoing, neither the Company nor West shall waive any condition to the consummation of the Merger or the Plan without the prior written approval of Investor.

                  Section 6.06 Publicity. Prior to the Closing, except as required by Law or by obligations pursuant to any listing agreement with or requirement of any national securities exchange or national quotation system on which the Common Stock, New Common Stock or the common stock of West is listed, admitted to trading or quoted, neither the Company (nor any of its Subsidiaries), West (nor any of its Subsidiaries) nor Investor (nor any of its Affiliates) shall, without the prior written consent of each other party hereto, which consent shall not be unreasonably withheld or delayed, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement or the Transaction Documents. Prior to making any public disclosure required by applicable Law or pursuant to any listing agreement with or requirement of any relevant national exchange or national quotation system, the disclosing party shall consult with the other parties hereto, to the extent feasible, as to the content and timing of such public announcement or press release. To the extent any party is required to file this Agreement or any Transaction Document with the SEC or any other Governmental Authority (including the Bankruptcy Court), the parties shall consult with each other concerning information for which confidential treatment will be requested.

                  Section 6.07 Investor Financing. Investor shall maintain sufficient and adequate resources to consummate the transactions contemplated by this Agreement at the Closing.

                  Section 6.08 Issuances of Equity Securities. The Company shall not accept subscriptions for, offer, issue, sell, or agree, commit or obligate itself to offer, issue or sell, any Equity Securities other than New Common Stock (a) issued to Investor pursuant to this Agreement, (b) issued to other Persons pursuant to other investment agreements entered into on terms and conditions, including without limitation purchase price, that are no more favorable to such Persons than the terms and conditions provided herein and in the Stockholders Agreement are to the Investor up to an aggregate amount of $500,000,000 including the investments of the Investor and the Other Investors,
(c) issued to West's equityholders pursuant to the Merger Agreement as set forth on Schedule 3.05, and (d) issued to existing equityholders and creditors of the Company pursuant to the Plan, (e) issued by the Company on or prior to the Effective Date pursuant to a rights offering by the Company to existing Company and West stakeholders to purchase shares of New Common Stock at a price per share no less than the purchase price per share of New Common Stock paid by Investor under this Agreement and in an aggregate amount not to exceed the difference between $650,000,000 and the aggregate amount of the Investment and the Other Investments, and (f) issued by the Company on or prior to the Effective Date at a purchase price that is no less than the purchase price per share of New Common Stock paid by Investor under this Agreement and for proceeds in excess of $650,000,000 provided that (i) the sole use of such proceeds is the redemption or repurchase of Equity Securities from existing Company and West stakeholders at a repurchase or redemption price that values the Equity Securities redeemed or repurchased (on an as-converted basis in the case of convertible securities and, in the case of Equity Securities of West, taking into account the Class B Merger Exchange Ratio (as such term is defined in the Merger Agreement)) at a price per share no more than the purchase price per share of New Common Stock paid by Investor under this Agreement, (ii) the aggregate value of the New Common Stock (valued on the same basis as the New Common Stock to be issued pursuant to this Agreement) issued pursuant to this clause (f) shall not exceed $200,000,000 and (iii) Investor is provided the right to purchase, at its option, up to $15,000,000 of the New Common Stock to be issued pursuant to this clause (f) at a price per share equal to the purchase price per share of New Common Stock paid by Investor under this Agreement.

Notwithstanding the foregoing, in connection with the implementation of the Plan, the Company may authorize and reserve for issuance under the Company's equity incentive plan a number of shares of New Common Stock not to exceed 12.5% of the outstanding number of shares of New Common Stock on a Fully Diluted Basis as of the Effective Date, provided that any awards of such shares of New Common Stock made or committed to be made at anytime before the second anniversary of the Effective Date, (x) may only consist of options with an exercise price not less than the lesser of (a) Fair Market Value as of the date of grant and (b) the Investment Price (as appropriately adjusted to reflect stock splits, stock dividends, reverse splits and similar changes with respect to the New Common Stock effected after the Closing Date); provided that the exercise price for any options granted as of or immediately following the Effective Date shall be not less than the Investment Price and (y) shall not be effective unless such awards are approved or ratified by the Board (as constituted from and after the Effective Date as set forth in Section 1.8(a) of the Merger Agreement) or by a committee with appropriate authority granted by such Board.

                  Section 6.09 Transfer Taxes. All transfer taxes, fees and duties under applicable law incurred in connection with the Investment under this Agreement will be borne and paid by the Company and it shall promptly reimburse Investor for any such tax, fee or duty which Investor is required to pay under applicable law.

                  Section 6.10 Bankruptcy Covenants. (a)Notwithstanding anything herein to the contrary, the Company shall not, and shall cause each of the other Debtors not to, offer, agree to, or seek approval from the Bankruptcy Court for, and shall use their best efforts to object to any request by any other party for, any break-up fee, work fee, expense reimbursement or any other benefit or protection for any Person in connection with any proposed acquisition of or investment in any of the Debtors, other than (i) West, (ii) Investor, (iii) any Other Investor, and (iv) any other Person making an investment pursuant to
Section 6.08(b); provided that (A) such other Person is purchasing at least $50,000,000 of New Common Stock on terms, and conditions, including without limitation purchase price, that are no more favorable to such other Person than the terms and conditions provided herein and in the Stockholders Agreement are to the Investor and (B) without limitation of the preceding clause (A), any break-up or similar fee payable to such other Person shall not exceed three percent (3.0%) of the aggregate amount of financing to be provided by such other Person.

         (b) Each of the Debtors agrees that if the Merger Agreement becomes the Approved Proposal (as defined in the Merger Agreement), it shall use its best efforts to cause any order approving the Approved Proposal to prohibit the Debtors (and any Person purporting to act on behalf of the estate of any Debtor) from violating the provisions of Section 4.4(a) of the Merger Agreement or from otherwise pursuing in any way any East Acquisition Proposal (as defined in the Merger Agreement) other than the Merger Agreement unless the Merger Agreement shall have previously been terminated in accordance with its terms.

         (c) In connection with any proceedings in the Bankruptcy Court related to the Bidding Procedures (as hereinafter defined), the order approving the Approved Proposal or the transactions contemplated by the Merger Agreement or this Agreement (or any Qualified Competing Plan Proposal (as defined in the Bidding Procedures)) (a) the Company shall provide to Investor copies of all motions, objections, pleadings, notices, proposed orders and other documents that are filed by or on behalf of any Debtor as soon as reasonably practicable prior to filing thereof with the Bankruptcy Court and (b) West shall provide to Investor copies of all motions, objections, pleadings, notices, proposed orders and other documents that are filed by or on behalf of West as soon as reasonably practicable prior to filing thereof with the Bankruptcy Court.

         (d) Except in connection with a Qualified Competing Plan Proposal in accordance with the Bidding Procedures, (a) the Company and West shall not, and shall not authorize or permit any of their Subsidiaries or any of the Company's or West's or such Subsidiaries' Representatives, directly or indirectly, to, solicit, negotiate or enter into any letter of intent, agreement in principle, term sheet, agreement or other similar arrangement that would be or is intended to be an alternative to, or in lieu of, or to replace any portion of any of the Commercial Agreements.

         (e) Except in accordance with the Bidding Procedures, the Company and West shall not, and shall not authorize or permit any of their Subsidiaries or any of the Company's or West's or such Subsidiaries' Representatives, directly or indirectly, to, (i) solicit, initiate, or take any action designed to induce a proposal or offer for an Alternative Proposal, (ii) participate in any discussions or negotiations regarding any Alternative Proposal, or (iii) enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Alternative Proposal. "Alternative Proposal" means (x) any Alternative Transaction, or proposal therefor, or (y) any proposed investment that would, or is intended to, replace all or a material portion of the investment contemplated by this Agreement.

                                   ARTICLE VII

                                   CONDITIONS

                  Section 7.01 Conditions to Investor's Obligations. The obligation of Investor to make the Investment pursuant to Section 2.01 hereof is subject to satisfaction or waiver of each of the following conditions precedent:

                           (a) Definitive Documents. Definitive Transaction
Documents (in form and substance reasonably satisfactory to Investor) shall have been prepared, negotiated and, to the extent applicable, duly executed by the parties (or, as applicable, their Affiliates), and approval by the Bankruptcy Court of such documents pursuant to a Final Order, to the extent necessary, shall have been obtained. Such Transaction Documents shall not have been modified, amended, waived or supplemented without the consent of Investor, shall be in effect and the consummation of the transactions contemplated thereby shall not be stayed, and, except with respect to conditions in the Commercial Agreements intended or permitted under the terms thereof to be satisfied after the Closing, all conditions to the obligations of the parties under such Transaction Documents shall have been satisfied or waived. All corporate and other proceedings to be taken by the Company, West or any of their respective Subsidiaries in connection with such Transaction Documents and the transactions contemplated thereby to be completed at the Closing and documents incident thereto shall have been completed in form and substance reasonably satisfactory to Investor, and Investor shall have received all such counterpart originals or certified or other copies of such Transaction Documents and such other documents as it may reasonably request. Without limiting the generality of the foregoing, in connection with the consummation of the Plan, the Company and the Other Investors and shall have entered into the Stockholders Agreement.

                           (b) Company Representations and Warranties;
Covenants. The representations and warranties of the Company set forth in
Article III hereof (without giving effect to any material adverse effect, materiality or similar qualifier) shall have been true and correct in all respects on and as of the date hereof and at the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms of a different date, in which case it shall be true and correct as of such date), except to the extent that such inaccuracies in any such representation or warranty have not had, and would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required to be performed by it hereunder at or prior to the Closing, and the Company shall have delivered to Investor at the Closing a certificate dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company to the effect that the conditions set forth in this Section 7.01(b) and in Section 7.01(r) have been satisfied.

                           (c) West Representations and Warranties; Covenants.
The representations and warranties of West set forth in Article IV hereof (without giving effect to any material adverse effect, materiality or similar qualifier) shall have been true and correct in all respects on and as of the date hereof and at the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms of a different date, in which case it shall be true and correct as of such date), except to the extent that such inaccuracies in any such representation or warranty have not had, and would not, individually or in the aggregate, have a Material Adverse Effect on West. West shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required to be performed by it hereunder at or prior to the Closing, and West shall have delivered to Investor at the Closing a certificate dated the Closing Date and signed by the chief executive officer and the chief financial officer of West to the effect that the conditions set forth in this Section 7.01(c) and in Section 7.01(r) have been satisfied.

                           (d) Compliance with Laws, No Adverse Action or
Decision. Since the date hereof, (i) no Law shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents;
(ii) no preliminary or permanent injunction or other order by any Governmental Authority that restrains, enjoins, prevents, delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents shall have been issued and remain in effect, except for such injunctions that, if obtained, could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions; (iii) no Governmental Authority shall have instituted any legal proceeding that seeks to restrain, enjoin, prevent, delay, prohibit or otherwise make illegal the performance of any of the Transaction Documents, except for any such legal proceedings which have a significant possibility of being brought to a conclusion which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective

Affiliates to consummate the Transactions, and (iv) there is no pending or threatened investigation or litigation by any other Person relating to the Transactions which, if determined adversely to the Company, West or Investor, would materially impair or limit the rights and benefits of Investor under the Transaction Documents or the economic benefits to Investor of the Transactions in the aggregate and which Investor reasonably believes, based on the advice of counsel, has a reasonable likelihood of success.

                           (e) Approvals. The Company, Investor and West shall
have received (i) all material Regulatory Approvals, which shall have become final (provided that, if an appeal of such Regulatory Approval is pending and such appeal has a significant possibility of being resolved adversely to the Company, Investor or West in a manner that would reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions, this clause (i) shall be deemed not to be satisfied), and (ii) all other material approvals, permits, authorizations, exemptions, consents, licenses and agreements from other third parties that are necessary to permit the Transactions to be completed or performed as contemplated by the Transaction Documents and to permit the Investor and its Affiliates and Company and its Affiliates (including West and its Subsidiaries) to carry on its business after such transactions in a manner not materially inconsistent with the manner in which it was carried on prior to the Effective Date (together with the Regulatory Approvals, the "Approvals"), which Approvals shall not contain any condition or restriction that materially impairs the ability of the Investor and its Affiliates or the ability of the Company (including West and its Subsidiaries) to carry on its business. All waiting periods imposed by applicable Law (including, without limitation, under the HSR Act) in connection with the Transactions shall have expired or been terminated without any action having been taken by any court of competent jurisdiction restraining, preventing or imposing materially adverse conditions upon such transactions or upon the conduct of the business of Investor, East, West or their respective Affiliates.

                           (f) Plan of Reorganization. The Plan shall be in a
form reasonably acceptable to the Investor, such Plan shall have been confirmed by the Bankruptcy Court, and such Plan shall among other things (i) not conflict with any material term of this Agreement, the Commercial Agreements, the Stockholders Agreement or the other Transaction Documents, (ii) be substantially consistent in all material respects with the terms of the Financial Plan including, without limitation, concessions obtained and to be obtained from the Debtors' employees, creditors, lessors and other claimants, and (iii) reflect a corporate and capital structure (including liabilities) of the Company consistent with the Financial Plan. All conditions to the effectiveness of the Plan, other than the consummation of this Agreement, shall have been satisfied, and a Confirmation Order in a form reasonably acceptable to the Investor shall have been entered and become a Final Order no later than December 31, 2005.

                           (g) Additional East Equity. In connection with the
emergence of the Company and the Operating Companies from chapter 11 and the consummation of the Plan, the Company will have received on the Effective Date cash equity investments aggregating not less than $375,000,000 and not more than $500,000,000 pursuant to this Agreement and the Other Investment Agreements (and including any loans converted into equity under the Air Wisconsin DIP Agreement), all on terms, including without limitation purchase price, no more favorable to the Other Investors and Eastshore Aviation LLC than the terms of the Investment being made by

Investor pursuant to this Agreement and the Stockholders Agreement, which with all other equity capital of the Company, will be invested only in a single class of common stock, the New Common Stock, with all such New Common Stock having the same voting rights, and shall have no other class of capital stock authorized in its charter other than the New Common Stock. The Company alone, and not any Affiliate of the Company, shall have issued Equity Securities in connection with the consummation of the Plan.

                           (h) Contracts. All material executory contracts and
unexpired leases, the assumption, assignment, rejection or renegotiation of which is necessary for the successful implementation of the Plan and the operation of the Company's business as such business is contemplated in the Financial Plan to be conducted, shall have been assumed, assigned, rejected or renegotiated, as applicable.

                           (i) Effective Date and Merger. The Effective Time (as
defined in the Merger Agreement) shall have occurred, or shall occur concurrently with the Closing, and the Merger shall have been, or will concurrently with the Closing be, consummated in accordance with the terms of the Merger Agreement without amendment or waiver other than as permitted in accordance with Section 6.05 of this Agreement.

                           (j) Conversion of Air Wisconsin DIP. Eastshore
Aviation LLC shall have converted the existing debt owed to it pursuant to the Air Wisconsin DIP Agreement into New Common Stock in an amount not less than $125,000,000 and on terms, including without limitation valuation of the New Common Stock, no more favorable than the terms of the Investment in New Common Stock being made by Investor pursuant to this Agreement and the Stockholders Agreement.

                           (k) No Conversion to Chapter 7. Neither the Company's
Chapter 11 Case nor US Airways Chapter 11 Case shall have been converted to a case under Chapter 7 of the Bankruptcy Code and no trustee shall have been appointed under any chapter of the Bankruptcy Code in respect of either such case.

                           (l) Certificate of Incorporation and Bylaws. The
Certificate of Incorporation and Bylaws, substantially in the forms attached as Exhibits C and D, respectively, to the Merger Agreement, shall have been filed with and accepted by the Secretary of State of the State of Delaware and shall have become effective. As of the Closing Date, the Company shall have delivered to Investor a complete and correct copy of the certificates of incorporation and the bylaws or comparable governing instruments of each of the Operating Companies, in full force and effect as of the Closing Date.

                           (m) Delivery. The Company shall have executed and
delivered to Investor the shares of New Common Stock pursuant to and in accordance with Section 2.01 hereof.

                           (n) Board Representation. The composition of the
Board shall be as set forth in Section 1.8(a) of the Merger Agreement and, as contemplated by the Stockholders Agreement, the Investor Director designated by Investor, if so designated, shall have been elected or appointed to the Board for an initial term of three years, with such election or appointment effective as of the date that is two business days following the Closing Date; provided, however, that Investor shall not be entitled to designate an Investor Director if any Person other than the Other Investors shall have invested more than $75,000,000 in the Company (other than by virtue of the Merger), in which case the condition in this Section 7.01(n) shall be automatically waived.

                           (o) Directors' and Officers' Insurance. The Company
shall have procured and maintained in full force and effect directors' and officers' liability insurance with respect to members of the Board of Directors of the Company, which insurance shall be at least $100 million, and shall cover such risks, as is customary for a corporation in the Company's and its Affiliates respective businesses or other similar businesses.

                           (p) Absence of Changes. From the date of this
Agreement through the Closing Date, there shall not have occurred any change, event, occurrence, condition or development that has or could reasonably be expected to have a material adverse effect on the financial condition, assets, liabilities, business or results of operations of East or West or that would prevent, materially delay or materially impair the ability of such East, West or Investor to consummate the transactions contemplated by this Agreement or to enter into or perform obligations under the Commercial Agreements. The Company's financial and operational performance from the period from March 31, 2005 to the Closing Date shall not have deviated materially and adversely from the performance indicated in the Financial Plan.

                           (q) Profit Sharing Plan. The Company's employee
profit sharing plan shall have been amended on terms no less favorable to Investor than those set forth on Schedule 7.01(q).

                           (r) Commercial Opportunity. The Company and West
shall have not less than US$280,000,000 per annum of Maintenance, Repair and Overhaul services work immediately available to be outsourced to Investor or its affiliates as of the Closing Date in accordance with the term sheet governing such services set forth on Exhibit B-1.

                  Section 7.02 Conditions to the Company's Obligations. The obligation of the Company to issue and sell the New Common Stock pursuant to
Section 2.01 hereof at the Closing is subject to the satisfaction or waiver of each of the following conditions precedent:

                           (a) Definitive Documents. Definitive Transaction
Documents (in form and substance reasonably satisfactory to the Company) necessary to consummate the transactions contemplated herein shall have been prepared, negotiated and, to the extent applicable, executed by the parties (or, as applicable, their Affiliates), and approval by the Bankruptcy Court of such documents, as necessary, shall have been obtained. Such Transaction Documents shall not have been modified, shall be in effect and the consummation of the transactions contemplated thereby shall not be stayed, and, except with respect to conditions in the Commercial Agreements intended or permitted under the terms thereof to be satisfied after the Closing, all conditions to the obligations of the parties under the Transaction Documents shall have been satisfied or effectively waived. All corporate and other proceedings to be taken by Investor its Affiliates in connection with the Transaction Documents and the transactions contemplated thereby to be completed at the Closing and documents incident thereto shall have been completed in form and substance reasonably satisfactory to the Company, and the Company shall have received all such counterpart originals or certified or other copies of the Transaction Documents and such other documents as it may reasonably request.

                           (b) Investor Representations and Warranties;
Covenants. The representations and warranties of Investor set forth in Article V hereof (without giving effect to any material adverse effect, materiality or similar qualifier) shall have been true and correct in all respects, on and as of the date hereof and at the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date), except to the extent that such inaccuracies have not had, and would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor or its Affiliates to consummate the Transactions. Investor shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required to be performed by it at or prior to the Closing, and Investor shall have delivered to the Company and West at the Closing a certificate dated the Closing Date and signed on behalf of a member of Investor to the effect that the conditions set forth in this Section 7.02(b) have been satisfied.

                           (c) Compliance with Laws; No Adverse Action or
Decision. Since the date hereof, (i) no Law shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents with respect to the transactions contemplated thereby to be completed at the Closing;
(ii) no preliminary or permanent injunction or other order by any Governmental Authority or other Person that restrains, enjoins, prevents, delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents shall have been issued and remain in effect, except for such injunctions that, if obtained, could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions; and (iii) no Governmental Authority shall have instituted any legal proceeding that seeks to restrain, enjoin, prevent, delay, prohibit or otherwise make illegal the performance of any of the Transaction Documents, except for any legal proceedings which have a significant possibility of being brought to a conclusion which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions.

                           (d) Approvals. The Company and West shall have
received (i) all material Regulatory Approvals (other than waiting periods imposed by applicable Law as referred to later in this paragraph), which shall have become final (provided that, if an appeal of such Regulatory Approval is pending and such appeal has a significant possibility of being resolved adversely to the Company or West in a manner that would reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions, this clause
(i) shall be deemed not to be satisfied), and (ii) all other Approvals, which Approvals shall not contain any condition or restriction that, in the Company's reasonable judgment, materially impairs the Company's ability to carry on its business. Without limiting the generality of clause (ii), any and all required approvals under any material financing agreements to which the Company, West or any of their respective Subsidiaries is a party shall have been obtained. All waiting periods imposed by applicable Law

(including, without limitation, under the HSR Act) in connection with the transactions contemplated by the Transaction Documents shall have expired or been terminated without any action having been taken by any court of competent jurisdiction restraining, preventing or imposing materially adverse conditions upon such transactions.

                           (e) Confirmation Order. The Confirmation Order,
satisfactory in form and substance in all respects to the Company, shall have been entered by the Bankruptcy Court and, once entered, shall not have been modified without the Company's and West's prior written consent in any manner materially adverse to the Company, shall be in effect and shall not have been stayed.

                           (f) Effective Date and the Merger. The Effective Date
and the satisfaction or waiver of all conditions to the closing of the Merger shall have occurred not later than the Closing.

                                  ARTICLE VIII

                                   TERMINATION

                  Section 8.01 Termination of Agreement. Subject to Section 8.02 hereof, this Agreement may be terminated by notice in writing at any time prior to the Closing by:

                           (a) Investor or the Company, if (i) the Closing shall
not have occurred on or before December 31, 2005 or (ii) the Merger Agreement shall have been terminated in accordance with its terms on or before December 31, 2005;

                           (b) Investor, if (i) a bidding procedures order
approving the break-up fee set forth in Section 8.02(b) hereof and the expense reimbursement provisions set forth in Section 9.01 (the "Bidding Procedures") hereof shall not have been entered within thirty (30) days following the date hereof, but in no event later than June 30, 2005, (ii) the Merger and the transactions contemplated by the Merger Agreement and this Agreement shall not have been determined by the Bankruptcy Court to be the Approved Proposal within sixty-five (65) days after the entry by the Bankruptcy Court of the order approving the Bidding Procedures contemplated by the preceding clause (i), (iii) there shall have been a breach by the Company or West of any material representation, warranty, covenant or agreement contained in this Agreement, which breach would result in the failure to satisfy any condition set forth in
Section 7.01 hereof to Investor's obligations and that has not been cured within thirty (30) days following receipt by the Company or West of written notice from Investor of such breach, (iv) any condition set forth in Section 7.01 hereof to Investor's obligations is not capable of being satisfied, (v) the Company shall enter into a written agreement or letter of intent or agreement in principle providing for an Alternative Proposal, or (vi) the Bankruptcy Court shall have ordered the Company to terminate this Agreement in order to accept an Alternative Proposal;

                           (c) the Company, if (i) there shall have been a
breach by Investor of any material representation, warranty, covenant or agreement contained in this Agreement which breach would result in the failure to satisfy any condition set forth in Section 7.02 hereof to the Company's obligations and that has not been cured within thirty (30) days following receipt by

Investor of written notice from the Company of such breach, or (ii) any condition set forth in Section 7.02 hereof to the Company's obligations is not capable of being satisfied; or

                           (d) mutual agreement in writing by the Company and
Investor.

                  Section 8.02 Effect of Termination

                           (a) If this Agreement is terminated in accordance
with Section 8.01 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become null and void and of no further force and effect except that (i) the terms and provisions of this Section 8.02 and
Article IX hereof shall survive the termination of this Agreement, and (ii) any termination of this Agreement shall not relieve any party hereto from any liability for any willful breach of its obligations hereunder. A termination shall not void or affect any of the constituent transactions consummated prior to such termination or any sections hereof which by their terms survive termination.

                           (b) In the event that (i) the Investment is not
consummated, (ii) Investor is not in breach of any material representation, warranty, covenant or agreement contained in this Agreement and (iii) an Alternative Transaction is effectuated, with or without a merger with West, the Company shall on the date of the closing of such Alternative Transaction pay to Investor, by wire transfer of immediately available funds, a break-up fee equal to $2,250,000.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  Section 9.01 Fees and Expenses. (a) Except as expressly provided herein or in any Transaction Document, each party shall bear its own costs and expenses incurred in connection with this Agreement or any of the Transactions. Notwithstanding the foregoing, at the Closing, the Company shall reimburse Investor for the reasonable out-of-pocket expenses of Investor relating to: (i) Investor's due diligence investigation of the Debtors and West;
(ii) the negotiation of this Agreement, the Stockholders Agreement, the Plan and any draft term sheets related thereto; (iii) participation in the Bankruptcy Court proceedings; (iv) the consummation of the transactions contemplated by this Agreement, the Stockholders Agreement, the Term Sheet, the Plan and the Merger; and (v) the enforcement of Investor's rights under the Term Sheet, this Agreement and/or the Stockholders Agreement; provided, however, that reimbursement pursuant to clause (i) through (iv) above shall not exceed the sum of (x) $350,000 plus (y) filing fees, incurred in connection with any required filings under the HSR Act.

                           (b) All amounts payable under this Agreement shall be
paid in immediately available funds to an account or accounts designated by the recipient of such amounts, except as otherwise provided herein.

                  Section 9.02 Survival of Representations, Warranties and Covenants. None of the representations, warranties or covenants contained in this Agreement shall survive the Closing Date.

                  Section 9.03 Specific Performance. The parties hereto specifically acknowledge that monetary damages are not an adequate remedy for violations of this Agreement, and that any party hereto may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law and to the extent the party seeking such relief would be entitled to the merits to obtain such relief, each party waives any objection to the imposition of such relief.

                  Section 9.04 General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned this Agreement and the Section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, any references to a party's "judgment", "satisfaction" or words of a similar import shall mean in such party's sole judgment. Unless otherwise specified, the terms "hereof," "herein" and similar terms refer to this Agreement as a whole (including the Exhibits and Schedules hereto), and references herein to Articles or Sections refer to Articles or Sections of this Agreement.

                  Section 9.05 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by first class mail, postage prepaid, to the addresses set forth on Schedule 9.05.

                  Section 9.06 Entire Agreement; Amendment. The Commerical Agreements and this Agreement effectuate one integrated and non-severable transaction. This Agreement and the documents described herein (including the Plan) or attached or delivered pursuant hereto (including, without limitation, the other Transaction Documents) set forth the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may only be amended, modified or supplemented in whole or in part at any time by an agreement in writing among the parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as waiver thereof, nor shall any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

                  Section 9.07 No Other Representations or Warranties. Except for the representations and warranties contained in this Agreement, neither East nor West, nor any agent, Affiliate, officer, director, employee or representative of either or them, nor any other Person, makes, or shall be deemed to make, any representation or warranty to Investor, express or implied, at law or in equity, on behalf of East or West, and East and West hereby exclude and disclaim any such representation or warranty whether by either East or West or any or their respective agents, Affiliates, officers, directors, employees or representatives or any other Person, notwithstanding the delivery or disclosure to Investor or any of their respective officers, directors, partners, employees or representatives or any other Person of any documentation or other information by East or West or any of their respective agents, Affiliates, officers, directors, employees or representatives or any other Person with respect to any one or more of the foregoing.

                  Section 9.08 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                  Section 9.09 Governing Law. To the extent not governed by the Bankruptcy Code, this Agreement shall be governed by, and interpreted in accordance with, the Laws of the State of New York applicable to contracts made and to be performed in that State without reference to its conflict of laws rules. The parties hereto agree that the appropriate and exclusive forum for any disputes arising out of this Agreement solely between the Company and Investor shall be the Bankruptcy Court, or if such court will not hear any such suit, the U.S. District Court for the Southern District of New York, and, the parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes arising out of this Agreement except as expressly set forth below for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the address specified in Section 9.05 hereof. The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the Law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by Law, that final and non-appealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. THE PARTIES AGREE TO WAIVE ANY AND ALL RIGHTS THAT THEY MAY HAVE TO A JURY TRIAL WITH RESPECT TO DISPUTES ARISING OUT OF THIS AGREEMENT.

                  Section 9.10 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the Company's, West's and Investor's successors and permitted assigns. Neither this Agreement nor any rights or obligations hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto.

                  Section 9.11 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  Section 9.12 Confidentiality. A version of this Agreement with certain competitively sensitive information redacted will be filed by the Company with the Motion. Each party hereto agrees not to disclose the unredacted version of this Agreement to any third parties (other than disclosure required by the SEC or any other Governmental Authority (including the Bankruptcy Court) or pursuant to any listing agreement with or requirement of any relevant national exchange or national quotation system) without appropriate confidentiality agreements with such third parties being in place that are reasonably acceptable to the other parties hereto.

         IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties hereto by their respective duly authorized officers, all as of the date first above written.

                                        ACE AVIATION HOLDINGS INC.

                                        By:     /s/ Sydney John Isaacs
                                             -----------------------------------
                                             Name:  Sydney John Isaacs
                                             Title: SVP Corporate Development


                                        US AIRWAYS GROUP, INC.

                                        By:   /s/   Bruce R. Lakefield
                                             -----------------------------------
                                             Name:  Bruce R. Lakefield
                                             Title: Chief Executive Officer


                                        AMERICA WEST HOLDINGS CORPORATION

                                        By:    /s/  W. Douglas Parker
                                             -----------------------------------
                                             Name:  W. Douglas Parker
                                             Title: Chairman and Chief Executive
                                                    Officer

                                                            Exhibit A-2 to the
                                                              Merger Agreement



                              INVESTMENT AGREEMENT

                            dated as of May 19, 2005

                                      among

                             US AIRWAYS GROUP, INC.,

                           AMERICA WEST HOLDINGS, INC.

                                       and

                          PAR INVESTMENT PARTNERS, L.P.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I DEFINITIONS.............................................................................................2
     Section 1.01 Definitions.....................................................................................2

ARTICLE II ISSUANCE AND PURCHASE OF NEW COMMON STOCK..............................................................7
     Section 2.01 Issuance and Purchase of New Common Stock.......................................................7
     Section 2.02 Closing.........................................................................................8

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................8
     Section 3.01 Incorporation by Reference of Representations and Warranties in the Merger
                  Agreement.......................................................................................8
     Section 3.02 Authorization; No Contravention.................................................................8
     Section 3.03 Consents; No Conflicts..........................................................................9
     Section 3.04 Court Orders....................................................................................9
     Section 3.05 Capitalization; Securities......................................................................9
     Section 3.06 Information Provided...........................................................................10
     Section 3.07 Financial Advisors and Brokers.................................................................10
     Section 3.08 Regulatory Status..............................................................................10

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF WEST................................................................10
     Section 4.01 Incorporation by Reference of Representations and Warranties in the Merger
                  Agreement......................................................................................10
     Section 4.02 Authorization; No Contravention................................................................11
     Section 4.03 Consents; No Conflicts.........................................................................11
     Section 4.04 Court Orders...................................................................................11
     Section 4.05 Information Provided...........................................................................11
     Section 4.06 Financial Advisors and Brokers.................................................................11
     Section 4.07 Financial Plan.................................................................................12

ARTICLE V REPRESENTATIONS AND WARRANTIES OF INVESTOR.............................................................12
     Section 5.01 Organization...................................................................................12
     Section 5.02 Authorization; No Contravention................................................................12
     Section 5.03 Consents; No Conflicts.........................................................................12
     Section 5.04 Financial Advisors and Brokers.................................................................12
     Section 5.05 Ownership of Equity Securities; Purpose of Investment..........................................13
     Section 5.06 Financing......................................................................................13
     Section 5.07 Citizenship....................................................................................13

ARTICLE VI PRE-CLOSING COVENANTS.................................................................................13
     Section 6.01 Taking of Necessary Action.....................................................................13
     Section 6.02 Notifications..................................................................................14
     Section 6.03 Financial and Other Information................................................................14
     Section 6.04 Delivery of Reports............................................................................15

     Section 6.05 Amendments to Merger Agreement; Etc............................................................15
     Section 6.06 Publicity......................................................................................15
     Section 6.07 Investor Financing.............................................................................15
     Section 6.08 Issuances of Equity Securities.................................................................15
     Section 6.09 Transfer Taxes.................................................................................16
     Section 6.10 Bankruptcy Covenants...........................................................................17

ARTICLE VII CONDITIONS...........................................................................................18
     Section 7.01 Conditions to Investor's Obligations...........................................................18
     Section 7.02 Conditions to the Company's Obligations........................................................22

ARTICLE VIII TERMINATION.........................................................................................23
     Section 8.01 Termination of Agreement.......................................................................23
     Section 8.02 Effect of Termination..........................................................................24

ARTICLE IX MISCELLANEOUS.........................................................................................25
     Section 9.01 Fees and Expenses..............................................................................25
     Section 9.02 Survival of Representations, Warranties and Covenants..........................................25
     Section 9.03 Specific Performance...........................................................................25
     Section 9.04 General Interpretive Principles................................................................25
     Section 9.05 Notices........................................................................................26
     Section 9.06 Entire Agreement; Amendment....................................................................26
     Section 9.07 No Other Representations or Warranties.........................................................26
     Section 9.08 Counterparts...................................................................................26
     Section 9.09 Governing Law..................................................................................26
     Section 9.10 Successors and Assigns.........................................................................27
     Section 9.11 No Third-Party Beneficiaries...................................................................27
     Section 9.12 Confidentiality................................................................................27

EXHIBIT A             Merger Agreement
EXHIBIT B             Stockholders Agreement
Schedule 1            New Common Stock
Schedule 3.05         Capitalization
Schedule 7.01(q)      Terms of Revised Profit Sharing Plan
Schedule 9.05         Notices Information

                              INVESTMENT AGREEMENT

                  THIS INVESTMENT AGREEMENT (together with all exhibits and schedules hereto and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the "Agreement"), dated as of May 19, 2005, by and among Par Investment Partners, L.P., a Delaware limited partnership (the "Investor"), US Airways Group, Inc., a Delaware corporation, and its successors (including, as the context may require, on or after the Effective Date, as reorganized pursuant to the Bankruptcy Code) (the "Company"), and America West Holdings Corporation, a Delaware corporation ("West").

                              W I T N E S S E T H:

                  WHEREAS, on September 12, 2004, the Company and certain of its Subsidiaries (the "Debtor Subsidiaries" and together with the Company, the "Debtors") filed voluntary petitions (the "Cases") for protection under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court") to enable the Debtors to be restructured pursuant to one or more plans of reorganization (collectively, the "Plan");

                  WHEREAS, the Debtors have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

                  WHEREAS, pursuant to the Plan, the Company intends to cancel all of the existing outstanding Equity Securities of the Company upon the Effective Date and issue the New Common Stock;

                  WHEREAS, pursuant to the Plan, the Company, Barbell Acquisition Corp., a Delaware corporation ("Merger Sub"), and West have entered into an Agreement and Plan of Merger (together with all of the schedules, exhibits and other attachments thereto, the "Merger Agreement"), attached as Exhibit A hereto;

                  WHEREAS, subject to the other terms and conditions contained herein, the Investor desires to commit to provide equity financing to the Company;

                  WHEREAS, the Company intends to issue and sell to Investor, and Investor intends to purchase from the Company, shares of New Common Stock (such purchase, issuance and sale, the "Investment") in exchange for the Investment Price, all on the terms provided in this Agreement;

                  WHEREAS, pursuant to the Other Investment Agreements, the Company intends to issue and sell to ACE Aviation Holdings Inc., Peninsula Investment Partners, L.P. and Eastshore Aviation, LLC (the "Other Investors") shares of New Common Stock pursuant to investment agreements entered into by the Other Investors in the forms previously provided to Investor and on terms and conditions, including without limitation purchase price, that are no more favorable to the Other Investors than the terms and conditions provided herein and in the Stockholders Agreement are to the Investor;

                  WHEREAS, the Investor intends to enter into a Stockholders Agreement (the "Stockholders Agreement"), substantially in the form of Exhibit B hereto, with the Company and the Other Investors;

                  WHEREAS, the parties intend that the transactions contemplated hereby will be implemented by and take effect simultaneously with the implementation of the Plan on the Effective Date (except as to those transactions that are expressly intended to take effect at another date);

                  WHEREAS, the parties intend that all of the transactions contemplated hereby are intended to be treated as a single integrated transaction subject to the approval of the Bankruptcy Court as soon as reasonably practicable after the date hereof; and

                  WHEREAS, the Company, West and the Investor desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows, in the case of the Company, subject to Bankruptcy Court approval of this Agreement:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Affiliate" means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified Person, where "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, that when used with respect to the Company, "Affiliate" shall not include Investor or any Affiliate thereof.

                  "Agreement" has the meaning set forth in the preamble hereto.

                  "Air Wisconsin DIP Agreement" means the Junior Secured Debtor-in-Possession Credit Facility Agreement, dated as of February 18, 2005, by and among US Airways, Inc., as Borrower, certain affiliates thereof as guarantors, and Eastshore Aviation, LLC, as lender, as amended, supplemented or otherwise modified from time to time.

                  "Alternative Transaction" means (a) any reorganization of the Company or (b) any sale, merger, consolidation, joint venture, recapitalization, sale of assets or equity interests or other combination or disposition or similar transaction or series of transactions involving at least

40%, on a fair market value basis, of the assets of the Company and its Operating Subsidiaries, taken as a whole, or 40% of the equity securities of the Company.

                  "Approvals" has the meaning set forth in Section 7.01(e) hereof.

                  "ATSB" means the Air Transportation Stabilization Board, created pursuant to Section 102 of the Air Transportation Safety and System Stabilization Act, P.L. 107-42, as the same may be amended from time to time.

                  "Bankruptcy Code" has the meaning set forth in the recitals hereto.

                  "Bankruptcy Court" has the meaning set forth in the recitals hereto.

                  "Board" means the board of directors of the Company (including, with respect to periods following the Effective Date, the Company).

                  "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions of the State of New York are authorized by law or executive order to close.

                  "Bylaws" means the bylaws of the Company, as amended from time to time (including, with respect to periods following the Effective Date).

                  "Cases" has the meaning set forth in the recitals hereto.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as amended from time to time, including any certificate of designation relating to any Equity Securities of the Company (including, in each case, with respect to periods following the Effective Date).

                  "Certificated Air Carrier" means a Citizen of the United States holding an aircraft operating certificate issued pursuant to Chapter 447 of Title 49 of the United States Code or any analogous successor provision of the United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of 11 U.S.C. Section 1110 or any analogous successor provision of the Bankruptcy Code.

                  "Chapter 11" means Chapter 11 of the Bankruptcy Code.

                  "Citizen of the United States" has the meaning given to such term in Section 40102(a)(15) of Title 49 of the Transportation Code, or any subsequent legislation that amends, supplements or supersedes such provisions.

                  "Closing" means the closing of the issuance, sale and purchase of the New Common Stock pursuant to Section 2.01 hereof.

                  "Closing Date" has the meaning set forth in Section 2.02(a) hereof.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Confirmation Order" means a Final Order of the Bankruptcy Court approving the Plan.

                  "Debtors" has the meaning set forth in the recitals hereto.

                  "Debtor Subsidiaries" has the meaning set forth in the recitals hereto.

                  "Disclosure Statement" means a disclosure statement with respect to the Plan.

                  "Effective Date" means the effective date of the Plan.

                  "Equity Securities" shall mean (i) capital stock of, or other equity interests in, any Person, (ii) securities or other instruments convertible into or exchangeable for shares of capital stock, voting securities or other equity interests in such Person or (iii) options, warrants, investment agreements or other rights to acquire the securities described in clauses (i) and (ii), whether fixed or contingent, matured or unmatured, contractual, legal, equitable or otherwise.

                  "Fair Market Value" shall mean the fair market value of the New Common Stock, as determined by the Board. If the New Common Stock is traded on an over-the-counter securities market or national securities exchange, "Fair Market Value" shall mean the closing sales price of the New Common Stock reported on such over-the-counter market or such national securities exchange on the applicable date or, if no sales of New Common Stock have been reported for that date, on the next preceding date for which sales where reported.

                  "Final Order" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Cases or the docket of any other court of competent jurisdiction, that has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek reargument, reconsideration, or certiorari has expired and no appeal, motion for reconsideration or reargument or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari, motion for reconsideration or reargument that has been or may be filed has been resolved by the highest court to which the order or judgment was appealed or from which reargument, reconsideration, or certiorari was sought and the time to take any further appeal, petition for certiorari or move for reargument shall have expired.

                  "Fully Diluted Basis" means the number of shares of New Common Stock, without duplication, which are issued and outstanding or owned or held, as applicable, at the date of determination plus the number of shares of New Common Stock issuable pursuant to any Equity Securities then outstanding convertible into or exchangeable or exercisable for (whether or not subject to contingencies or passage of time, or both) shares of New Common Stock.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Hearing" means the hearing conducted in the Cases in the Bankruptcy Court seeking approval of the Motion.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

                  "Investor" has the meaning set forth in the preamble hereto.

                  "Investor Director" means any member of the Board of the Company nominated by Investor in accordance with the Stockholders Agreement.

                  "Investment" has the meaning set forth in the recitals hereto.

                  "Investment Price" has the meaning set forth in Section 2.01 hereof.

                  "Law" means any law, treaty, statute, ordinance, code, rule or regulation of a Governmental Authority or judgment, decree, order, writ, award, injunction or determination of a court or other Governmental Authority.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever intended for security (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

                  "Material Adverse Effect" on any Person means (x) a material adverse effect on the financial condition, assets, liabilities, business or results of operations of such Person and its Subsidiaries taken as a whole, excluding any such effect resulting from (I) changes or conditions generally affecting the U.S. economy or financial markets, (II) changes or conditions generally affecting any of the segments of the airline industry in which such Person or any of its Subsidiaries operates, to the extent such conditions or changes do not disproportionately impact such Person or its Subsidiaries (III) changes or conditions resulting from divestiture required in order to satisfy
Section 5.1(b) of the Merger Agreement or (IV) the announcement or consummation of the Merger Agreement, or (y) an effect that would prevent, materially delay or materially impair the ability of such Person to consummate the Merger or the ability of such Person or the Investor to consummate the transactions contemplated by this Agreement. For purposes of this definition, any suspension of commercial air travel in the United States for a period of 72 hours or more shall be deemed to have a Material Adverse Effect on the Company and West.

                  "Merger" has the meaning assigned to such term in the Merger Agreement.

                  "Merger Agreement" has the meaning set forth in the recitals hereto.

                  "Merger Sub" has the meaning set forth in the recitals hereto.

                  "Motion" means the motion and any supporting papers seeking approval of the Transactions, in form and substance reasonably acceptable to Investor and providing, inter alia, not less than a ten (10) day notice period prior to the Hearing and providing for confidential treatment of portions of the Transaction Documents as mutually agreed by the Company and the Investor.

                  "New Common Stock" means the class of common stock of the Company authorized under the Certificate of Incorporation attached as Exhibit C to the Merger Agreement and to be issued to West shareholders pursuant to the Merger.

                  "Operating Companies" means, with respect to the Company, US Airways, PSA Airlines, Inc., a Pennsylvania corporation, Piedmont Airlines, Inc., a Maryland corporation and Material Services Company, Inc., a Delaware corporation.

                  "Other Investors" has the meaning set forth in the recitals hereto.

                  "Other Investments" means the purchase, issuance and sale by the Company to the Other Investors of shares of New Common Stock pursuant to the Other Investment Agreements.

                  "Other Investment Agreements" means the investment agreements among the Company, West and each of the Other Investors.

                  "Person" means any individual, corporation, company, association, partnership, limited liability company, joint venture, trust, unincorporated organization, or Governmental Authority.

                  "Plan" has the meaning set forth in the recitals hereto.

                  "Postpetition," when used with respect to any agreement, instrument or any obligation arising thereunder, any claim or proceeding or any other matter, means an agreement or instrument that was first entered into or first became effective, an obligation, claim or proceeding that first arose or was first instituted, or another matter that first occurred, after the commencement of the Cases, or that was entered into or became effective, or arose, was instituted or occurred, before commencement of the Cases but has been assumed in the Cases.

                  "Regulatory Approvals" means, to the extent necessary in connection with the consummation of the transactions contemplated by the Transaction Documents, any and all certificates, permits, licenses, franchises, concessions, grants, consents, approvals, orders, registrations, authorizations, waivers, variances or clearances from, or filings or registrations with, Governmental Authorities (and shall not include clearance or approval under the HSR Act or any other Law that may require waiting periods prior to consummation of the Transactions).

                  "Representatives" means, with respect to any Person, such Person's officers, directors, employees, agents, attorneys, accountants, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such a Person.

                  "Republic" means Republic Airways Holdings Inc., a Delaware corporation.

                  "SEC" means the U.S. Securities and Exchange Commission.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Stockholders Agreement" has the meaning set forth in the recitals hereto.

                  "Subsidiary" means as to any Person, any other Person of which more than fifty percent (50%) of the shares of the voting stock or other ownership interests are owned or controlled, or the ability to select or elect more than fifty percent (50%) of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.

                  "Title 49" means Title 49 of the Code of Federal Regulations, as amended and in effect from time to time.

                  "Transactions" means the Merger, the execution, delivery and performance of this Agreement and each Other Investment Agreement (including the issuance of New Common Stock hereunder and thereunder), the Stockholders Agreement, and the execution, delivery and performance of the documents described in Articles II and VI hereof, in each case by the applicable party thereto.

                  "Transaction Contracts" means all of the Transaction Documents other than the Plan, the Confirmation Order and the order of the Bankruptcy Court approving the break-up fee set forth in Section 8.02(b).

                  "Transaction Documents" means this Agreement, the Plan, the Confirmation Order, the Merger Agreement, each Other Investment Agreement, the Stockholders Agreement, the order of the Bankruptcy Court approving the break-up fee set forth in Section 8.02(b), the documents described in Articles II and VI and all other documents necessary to consummate the Transactions and other arrangements contemplated hereby.

                  "Transportation Code" means Title 49 of the United States Code which, among other things, recodified and replaced the U.S. Transportation Code of 1958 and the regulations promulgated thereunder, or any subsequent legislation that amends, supplements or supersedes such provisions.

                  "US Airways" means US Airways, Inc., a Delaware corporation.

                  "West" has the meaning set forth in the preamble hereto.

                                   ARTICLE II

                    ISSUANCE AND PURCHASE OF NEW COMMON STOCK

                  Section 2.01 Issuance and Purchase of New Common Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Company will issue, sell and deliver to Investor, and Investor will purchase from the Company, that number of shares of New Common Stock set forth opposite Investor's name on Schedule 1 hereto, for the aggregate purchase price set forth opposite Investor's name on Schedule 1 hereto (the "Investment Price").

                  Section 2.02 Closing. (a) Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Sections 7.01 and 7.02 hereof, the Closing shall take place at the offices of Arnold & Porter LLP, 555 Twelfth Street, NW, Washington D.C. 20004, at 10:00 a.m., Washington D.C. time, on the first Business Day following the Effective Time (as such term is defined in the Merger Agreement) or at such other time, date and place as the parties may agree (the date on which the Closing occurs, the "Closing Date"); provided that the parties shall use reasonable best efforts to have the Closing take place on the first Business Day following the Effective Time.

                           (b) At the Closing, (i) the Company shall deliver to
Investor certificates representing the shares of New Common Stock to be purchased by, and sold to, Investor pursuant to Section 2.01 hereof (registered in the names and in the denominations designated by Investor at least two Business Days prior to the Closing Date), together with the other documents, certificates and opinions to be delivered pursuant to Section 7.01 hereof, and
(ii) Investor, in full payment for the shares of New Common Stock to be purchased by, and sold to, Investor pursuant to Section 2.01 hereof, shall pay to the Company as provided in Section 2.01 hereof (in immediately available funds by wire transfer to the account designated by the Company, or by such other means as may be agreed between the parties hereto), Investor's Investment Price (less any amounts due as of the Closing Date to Investor pursuant to Section 9.01 hereof), and shall deliver the certificate required pursuant to
Section 7.02(b) hereof.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to Investor as follows:

                  Section 3.01 Incorporation by Reference of Representations and Warranties in the Merger Agreement. The Company hereby incorporates by reference, for the benefit of Investor as though set forth herein, the following representations and warranties (including the defined terms and disclosure items included therein and related thereto) in the Merger Agreement: Sections 3.2(a),
(f), (g), (h), (i), (j), (k), (l), (n), (o), (p), (q), (r), (s), (t), (u), (v),
(w) and (x). Each such representation which states that "East" (i.e., US Airways Group, Inc.) "has made available to West" certain materials shall be deemed to read "has made available to Investor" for purposes of this incorporation by reference.

                  Section 3.02 Authorization; No Contravention. The Transactions to be consummated by the Company and the Operating Companies and the performance of the Transaction Contracts are within the respective corporate power and authority of the Company and the Operating Companies (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan) and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement, the Merger Agreement, each Other Investment Agreement, the Stockholders Agreement and each other Transaction Contract entered into as of the date hereof have been duly executed and delivered by the Company and the Operating Companies party thereto (as applicable) and constitute (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan), a legal, valid and binding obligation of the Company and such Operating Companies, respectively, enforceable in accordance with its terms.

                  Section 3.03 Consents; No Conflicts. Other than the notices, reports, filings, consents, registrations, approvals, permits or authorizations required under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), with respect to the Company and the Operating Companies, the execution and delivery of each of the Transaction Contracts and the consummation of the Transactions (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan), except such as have been obtained or made and are in full force and effect and except where failure to obtain such consent, approval, registration, filing or other action would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, (ii) will not violate, conflict with or result in a breach, violation or default under (A) any applicable law, rule or regulation or any order of or restriction imposed by any Governmental Authority and except, in each case, where such violation of applicable law or regulation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or (B) the Certificate of Incorporation or Bylaws or any other organizational documents of the Company or any of its Subsidiaries,
(iii) will not violate, conflict with or result in a breach, or default under any Postpetition agreement, contract or obligation or Postpetition loan agreement or any other Postpetition indebtedness agreement or instrument of indebtedness binding upon the Company, any Operating Company or any of their respective Subsidiaries or its assets except where such default, breach or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and (iv) will not result in the creation or acceleration of any obligations or imposition of any Lien on any assets or properties of the Company or any of its Subsidiaries.

                  Section 3.04 Court Orders. Subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan, the performance of any action by the Company or the Operating Companies required or contemplated by this Agreement or any other Transaction Document is not restrained or enjoined by any order of the Bankruptcy Court or by any Governmental Authority (either temporarily, preliminarily or permanently).

                  Section 3.05 Capitalization; Securities. Upon the Closing and after giving effect to the Confirmation Order, the Plan, the Merger, the Investment and the Other Investments, the issued and outstanding capital stock of the Company shall consist solely of New Common Stock as provided on Schedule
3.05. Except as set forth on Schedule 3.05, upon the Closing and after giving effect to the Confirmation Order, the Plan, the Merger, the Investment and the Other Investments, there will not be any outstanding subscriptions, options, warrants, commitments, agreements or arrangements related to the issuance or sale of outstanding Equity Securities or securities or other instruments convertible into or exchangeable for any Equity Securities of the

Company Upon the Closing Date, the New Common Stock to be issued and delivered to the Investor pursuant to the terms hereof, shall have been duly authorized and validly issued, fully paid, nonassessable and not subject to preemptive or similar rights of third parties or reserved for issuance in accordance with the terms of the Plan and Confirmation Order. The rights, preferences and privileges of the capital stock of the Company shall be as set forth in the Certificate of Incorporation of the Company, as amended pursuant to the Plan and in effect upon the Closing in the form attached as Exhibit C to the Merger Agreement.

                  Section 3.06 Information Provided. A true and correct copy of the Merger Agreement, and of each Other Investment Agreement, including each schedule, exhibit and other attachment or related agreement thereto and including in each case any amendments, supplements and modifications through the date hereof, has been provided to Investor. There are no other agreements, arrangements, understandings or commitments, written or oral, of any nature, between any of the Other Investors or their affiliates, on the one hand, and the Company, West or any of their affiliates on the other, relating to the transactions contemplated by the Transaction Documents.

                  Section 3.07 Financial Advisors and Brokers. Except for Seabury Aviation Advisors LLC and/or its Affiliates ("Seabury"), no Person has acted, directly or indirectly, as a broker, finder or financial advisor of the Company or any of the Operating Companies in connection with the Transaction Documents or the transactions contemplated thereby, and except for fees payable to Seabury by the Company, no Person acting for or on behalf of the Company or any of the Operating Companies is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of the Company or any of the Operating Companies.

                  Section 3.08 Regulatory Status. Neither the Company, nor any Operating Company nor any of their respective Subsidiaries is (i) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935. US Airways is a Certificated Air Carrier.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF WEST

                  West hereby represents and warrants to Investor as follows:

                  Section 4.01 Incorporation by Reference of Representations and Warranties in the Merger Agreement. West hereby incorporates by reference, for the benefit of Investor as though set forth herein, the following representations and warranties (including the defined terms and disclosure items related thereto) in the Merger Agreement: Sections 3.1(a), (b), (e), (f), (g),
(h), (i), (j), (k), (m), (n), (o), (p), (q), (r), (s), (t), (u), (v) and (w).
Each such representation which states that "West" (i.e., America West Holdings Corporation) "has made available to East" certain materials shall be deemed to read "has made available to Investor" for purposes of this incorporation by reference.

                  Section 4.02 Authorization; No Contravention. The Transactions to be consummated by West and performance of the Transaction Contracts to which West is or will be a party are within the corporate power and authority of West and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement, the Merger Agreement, each Other Investment Agreement, and each other Transaction Contract to which West is a party, entered into as of the date hereof, have been duly executed and delivered by West and constitute a legal, valid and binding obligation of West, enforceable in accordance with its terms.

                  Section 4.03 Consents; No Conflicts. Other than the notices, reports, filings, consents, registrations, approvals, permits or authorizations required under the HSR Act, with respect to West, the execution and delivery of each of the Transaction Contracts to which West is or will be a party and the consummation of the Transactions (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan), except such as have been obtained or made and are in full force and effect and except where failure to obtain such consent, approval, registration, filing or other action would not reasonably be expected to have a Material Adverse Effect on West, (ii) will not violate, conflict with or result in a breach, violation or default under (A) any applicable law, rule or regulation or any order of or restriction imposed by any Governmental Authority and except, in each case, where such violation of applicable law or regulation would not reasonably be expected to have a Material Adverse Effect on West or (B) the Certificate of Incorporation or Bylaws or any other organizational documents of West or any of its Subsidiaries, (iii) will not violate, conflict with or result in a breach, or default under any agreement, contract or obligation or loan agreement or any other indebtedness agreement or instrument of indebtedness binding upon West or any of its Subsidiaries or its assets except where such default, breach or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on West and (iv) will not result in the creation or acceleration of any obligations or imposition of any Lien on any assets or properties of West or any of its Subsidiaries.

                  Section 4.04 Court Orders. Subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan, the performance of any action by West required or contemplated by this Agreement or any other Transaction Document is not restrained or enjoined by any order of the Bankruptcy Court or by any Governmental Authority (either temporarily, preliminarily or permanently).

                  Section 4.05 Information Provided. West has delivered to Investor a true and correct copy of the Merger Agreement, including any amendments, supplements and modifications through the date hereof.

                  Section 4.06 Financial Advisors and Brokers. Except for Greenhill & Co., LLC and/or its Affiliates ("Greenhill") and TPG Partners, L.P. and/or its Affiliates ("TPG"), no Person has acted, directly or indirectly, as a broker, finder or financial advisor of West in connection with the Transaction Documents or the transactions contemplated thereby, and except for fees payable to Greenhill and TPG by West, no Person acting for or on behalf of West is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of West.

                  Section 4.07 Financial Plan. The financial plan provided to Investor on May 12, 2005 (the "Financial Plan") was prepared by West in good faith using assumptions believed by West to be reasonable, and, as of the date hereof, the Financial Plan represents West's reasonable, good faith estimate of the future financial performance of the Company.

                                    ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

                  Investor represents and warrants to the Company as follows:

                  Section 5.01 Organization. It is an entity duly organized under the laws of the jurisdiction of its formation having all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and the Stockholders Agreement.

                  Section 5.02 Authorization; No Contravention. The execution, delivery and performance by Investor of this Agreement and the Stockholders Agreement and the consummation of the transactions contemplated hereby and thereby, are within Investor's powers and have been duly authorized by all necessary action and do not and will not contravene the terms of Investor's Agreement of Limited Partnership. This Agreement constitutes and, when executed and delivered by Investor at Closing the Stockholders Agreement will constitute, a legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms.

                  Section 5.03 Consents; No Conflicts. Except for (i) the filing of a notification and report form under the HSR Act and the termination or expiration of the waiting period under the HSR Act, (ii) the filing of any other required applications or notices with any Governmental Authority and approval of such applications and notices, and (iii) approval by the Bankruptcy Court, no Approval is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Investor of this Agreement or the Stockholders Agreement or for the consummation of the transactions contemplated hereby and thereby, except for such Approvals that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor to consummate the Investment, and all of which have been duly obtained, taken, given or made and are in full force and effect, except for Approvals that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor to consummate the Investment.

                  Section 5.04 Financial Advisors and Brokers. Other than Affiliates of Investor, no Person has acted directly or indirectly as a broker, finder or financial advisor of the Investor in connection with this Agreement, the Stockholders Agreement or the transactions contemplated hereby or thereby, and, other than fees that may be payable to Affiliates of Investor by Investor, no Person acting for or on behalf of Investor is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of Investor.

                  Section 5.05 Ownership of Equity Securities; Purpose of Investment. Investor is acquiring the New Common Stock under this Agreement solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act and applicable state securities or "blue sky laws". Investor is an "Accredited Investor" as such term is defined in Regulation D of the Securities Act.

                  Section 5.06 Financing. Investor (or its assignee, as permitted by Section 9.10 who acquires the New Common Stock hereunder at the Closing) has sufficient and adequate resources to consummate the transactions contemplated by this Agreement.

                  Section 5.07 Citizenship. Investor (or its assignee, as permitted by Section 9.10 who acquires the New Common Stock hereunder at the Closing) is a Citizen of the Untied States.

                                   ARTICLE VI

                              PRE-CLOSING COVENANTS

                  Section 6.01 Taking of Necessary Action. (a) The Company, West and Investor (solely with respect to the Investment) shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable Law to consummate and make effective the Transactions as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings (including, without limitation, appropriate filings pursuant to the HSR Act) and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Authority in order to consummate the Transactions. In exercising the foregoing rights, the Company, West and Investor shall act reasonably and as promptly as practicable. The Company's, West's and (solely with respect to the Investment) Investor's obligations under this Section 6.01 shall include, without limitation, the obligation to use their respective reasonable best efforts to defend any lawsuits or legal proceedings, whether judicial or administrative, or any other actions by a Governmental Authority, challenging the Transactions, including using reasonable best efforts to seek to have any stay or other injunctive relief which would prevent or materially delay or impair the consummation of the Transactions entered by any court or other Governmental Authority reversed on appeal or vacated. For purposes of this Section 6.01, as it relates to Investor, "reasonable best efforts" shall include Investor's agreement to (i) hold its airline assets, if any, in one or more subsidiaries separate from the company that will hold the Investor's equity interest in the Company, and (ii) nominate an Investor Director (as defined in the Stockholders Agreement) whose service would not conflict with applicable law. Except as provided in the immediately preceding sentence, Investor shall not be required (1) to divest, or agree to divest, any of its businesses or assets or any interest therein, or (2) to take or agree to take any other action or agree to any limitation, restriction or condition that could reasonably be expected to materially impair the benefits to Investor expected, as of the date of this Agreement, to be realized from the transactions contemplated hereby.

                           (b) Each of the Company, West and Investor shall, to
the extent related to the Investment, in connection with obtaining the approvals referenced in Section 6.01(a), use its reasonable best efforts to (i) subject to applicable law, permit the other party or the other party's outside counsel to review in advance any proposed written communication between it and any Governmental Authority, (ii) promptly inform each other of any communication (or other correspondence or memoranda) received by such party from, or given by such party to, any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby, (iii) consult with each other in advance to the extent practicable of any meeting or conference with any Governmental Authority or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the applicable Governmental Authority or other Person, give the other party the opportunity to attend and participate in such meetings and conferences, and (iv) furnish each other with copies of all correspondence, filings and written communications between them or their Subsidiaries or Affiliates on one hand, and any such Governmental Authority or its respective staff on the other hand, with respect to this Agreement and the transactions contemplated hereby, except that
(A) any materials concerning Investor's valuation of the transaction may be redacted and (B) any proprietary information of one party not previously disclosed to the other party may be disclosed only to the other party's outside counsel, at the option of the disclosing party.

                           (c) The Company shall, in coordination with Investor
(i) file with the Bankruptcy Court a bidding procedures motion, reasonably satisfactory to Investor, seeking approval of the break-up fee set forth in
Section 8.02(b) hereof, the expense reimbursement provisions set forth in
Section 9.01 hereof and the provisions of Section 4.20 of the Merger Agreement, and (ii) diligently seek approval of the Transactions (consistent with the Bidding Procedures, as hereinafter defined), and (iii) if the Company has determined that the Merger represents a highest and best Qualified Competing Plan Proposal (as defined in the order approving the bidding procedures), (A) file with the Bankruptcy Court, and diligently seek approval of, the Disclosure Statement (with the Plan attached as an exhibit thereto) reasonably satisfactory to Investor and (B) seek to obtain, as expeditiously as possible, a Confirmation Order with respect to the Plan that is reasonably satisfactory to the Investors.

                  Section 6.02 Notifications. At all times prior to the Closing Date, Investor shall promptly notify the Company and each of the Company and West shall promptly notify Investor in writing of any fact, change, condition, circumstance or occurrence or nonoccurrence of any event that will or is reasonably likely to result in such party's representations and warranties to be untrue or inaccurate in any material respect or the failure to satisfy the conditions to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.02 shall not be deemed to alter or amend such party's representations or warranties or limit or otherwise affect the remedies available hereunder to any party giving or receiving such notice.

                  Section 6.03 Financial and Other Information. From and after the date hereof, each of the Company and West shall, and shall cause each of their respective Subsidiaries and

Representatives to, afford to Investor, its Affiliates and their respective Representatives, including qualified prospective lenders to Investor that sign appropriate confidentiality agreements, complete access, upon reasonable notice and in such manner as will not unreasonably interfere with the conduct of such companies' respective businesses, to their and their respective Subsidiaries respective facilities, properties, books, contracts, commitments, records (including information regarding any material pending or threatened legal proceeding to which any of such companies is, or reasonably expects to be, a party and negotiations relating to any labor agreements or labor disputes involving the Company, West or any of their respective Subsidiaries), key personnel, officers, independent accountants and legal counsel; provided, however, that neither the Company nor West will be required to provide access to employee personnel files if providing such files would be unreasonable or a violation of applicable Law.

                  Section 6.04 Delivery of Reports. Each of the Company and West and their respective Subsidiaries shall deliver to Investor, promptly following delivery to the ATSB, the reports concerning the weekly and monthly operating and financial data of the Company or West, as applicable, and their respective Subsidiaries that are delivered to the ATSB.

                  Section 6.05 Amendments to Merger Agreement; Etc. Other than pursuant to and in accordance with Section 4.20 of the Merger Agreement, the Company and West will not amend the Merger Agreement, the Plan, any Other Investment Agreement or any other Transaction Document, in each case without the prior written approval of the Investor, such approval not to be unreasonably withheld (it being understood that in such connection Investor is not required to consider the interests of any other Person), and, notwithstanding the foregoing, neither the Company nor West shall waive any condition to the consummation of the Merger or the Plan without the prior written approval of Investor.

                  Section 6.06 Publicity. Prior to the Closing, except as required by Law or by obligations pursuant to any listing agreement with or requirement of any national securities exchange or national quotation system on which the Common Stock, New Common Stock or the common stock of West is listed, admitted to trading or quoted, neither the Company (nor any of its Subsidiaries), West (nor any of its Subsidiaries) nor Investor (nor any of its Affiliates) shall, without the prior written consent of each other party hereto, which consent shall not be unreasonably withheld or delayed, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement or the Transaction Documents. Prior to making any public disclosure required by applicable Law or pursuant to any listing agreement with or requirement of any relevant national exchange or national quotation system, the disclosing party shall consult with the other parties hereto, to the extent feasible, as to the content and timing of such public announcement or press release. To the extent any party is required to file this Agreement or any Transaction Document with the SEC or any other Governmental Authority (including the Bankruptcy Court), the parties shall consult with each other concerning information for which confidential treatment will be requested.

                  Section 6.07 Investor Financing. Investor shall maintain sufficient and adequate resources to consummate the transactions contemplated by this Agreement at the Closing.

                  Section 6.08 Issuances of Equity Securities. The Company shall not accept subscriptions for, offer, issue, sell, or agree, commit or obligate itself to offer, issue or sell, any

Equity Securities other than New Common Stock (a) issued to Investor pursuant to this Agreement, (b) issued to other Persons pursuant to other investment agreements entered into on terms and conditions, including without limitation purchase price, that are no more favorable to such Persons than the terms and conditions provided herein and in the Stockholders Agreement are to the Investor up to an aggregate amount of $500,000,000 including the investments of the Investor and the Other Investors, (c) issued to West's equityholders pursuant to the Merger Agreement as set forth on Schedule 3.05, and (d) issued to existing equityholders and creditors of the Company pursuant to the Plan as set forth on
Schedule 3.05, (e) issued by the Company on or prior to the Effective Date pursuant to a rights offering by the Company to existing Company and West stakeholders to purchase shares of New Common Stock at a price per share no less than the purchase price per share of New Common Stock paid by Investor under this Agreement and in an aggregate amount not to exceed the difference between $650,000,000 and the aggregate amount of the Investment, the Other Investments and the investment of any other Person under clause (b) above, and (f) issued by the Company on or prior to the Effective Date at a purchase price per share no less than the purchase price per share of New Common Stock paid by Investor under this Agreement and otherwise on terms and conditions that are no more favorable than the terms and conditions provided herein and in the Stockholders Agreement, for proceeds in excess of $650,000,000 provided that (i) the sole use of such proceeds is the redemption or repurchase of Equity Securities from existing Company and West stakeholders at a repurchase or redemption price that values the Equity Securities redeemed or repurchased (on an as-converted basis, in the case of convertible securities, and, in the case of Equity Securities of West, taking into account the Class B Merger Exchange Ratio (as defined in the Merger Agreement)) at a price per share no more than the purchase price per share of New Common Stock paid by Investor under this Agreement, (ii) the aggregate value of the New Common Stock (valued on the same basis as the New Common Stock to be issued pursuant to this Agreement) issued pursuant to this clause (f) shall not exceed $200,000,000 and (iii) Investor is provided the right to purchase, at its option, up to $20,000,000 of the New Common Stock to be issued pursuant to this clause (f) at a price per share equal to the purchase price per share of New Common Stock paid by Investor under this Agreement. Notwithstanding the foregoing, in connection with the implementation of the Plan, the Company may authorize and reserve for issuance under the Company's equity incentive plan a number of shares of New Common Stock not to exceed 12.5% of the outstanding number of shares of New Common Stock on a Fully Diluted Basis as of the Effective Date, provided that any awards of such shares of New Common Stock made or committed to be made at anytime before the second anniversary of the Effective Date, (x) may only consist of options with an exercise price not less than the lesser of (a) Fair Market Value as of the date of grant and (b) the Investment Price (as appropriately adjusted to reflect stock splits, stock dividends, reverse splits and similar changes with respect to the New Common Stock effected after the Closing Date); provided that the exercise price for any options granted as of or immediately following the Effective Date shall be not less than the Investment Price and (y) shall not be effective unless such awards are approved or ratified by the Board (as constituted from and after the Effective Date as set forth in Section 1.8(a) of the Merger Agreement) or by a committee with appropriate authority granted by such Board.

                  Section 6.09 Transfer Taxes. All transfer taxes, fees and duties under applicable law incurred in connection with the Investment under this Agreement will be borne and paid by the Company and it shall promptly reimburse Investor for any such tax, fee or duty which Investor is required to pay under applicable law.

                  Section 6.10 Bankruptcy Covenants. (a)Notwithstanding anything herein to the contrary, the Company shall not, and shall cause each of the other Debtors not to, offer, agree to, or seek approval from the Bankruptcy Court for, and shall use their best efforts to object to any request by any other party for, any break-up fee, work fee, expense reimbursement or any other benefit or protection for any Person in connection with any proposed acquisition of or investment in any of the Debtors, other than (i) West, (ii) Investor, (iii) any Other Investor, and (iv) any other Person making an investment pursuant to
Section 6.08(b); provided that (A) such other Person is purchasing at least $50,000,000 of New Common Stock on terms, and conditions, including without limitation purchase price, that are no more favorable to such other Person than the terms and conditions provided herein and in the Stockholders Agreement are to the Investor and (B) without limitation of the preceding clause (A), any break-up or similar fee payable to such other Person shall not exceed three percent (3.0%) of the aggregate amount of financing to be provided by such other Person.

         (b) Each of the Debtors agrees that if the Merger Agreement becomes the Approved Proposal (as defined in the Merger Agreement), it shall use its best efforts to cause any order approving the Approved Proposal to prohibit the Debtors (and any Person purporting to act on behalf of the estate of any Debtor) from violating the provisions of Section 4.4(a) of the Merger Agreement or from otherwise pursuing in any way any East Acquisition Proposal (as defined in the Merger Agreement) other than the Merger Agreement unless the Merger Agreement shall have previously been terminated in accordance with its terms.

         (c) In connection with any proceedings in the Bankruptcy Court related to the Bidding Procedures (as hereinafter defined), the order approving the Approved Proposal or the transactions contemplated by the Merger Agreement or this Agreement (or any Qualified Competing Plan Proposal (as defined in the Bidding Procedures)) (a) the Company shall provide to Investor copies of all motions, objections, pleadings, notices, proposed orders and other documents that are filed by or on behalf of any Debtor as soon as reasonably practicable prior to filing thereof with the Bankruptcy Court and (b) West shall provide to Investor copies of all motions, objections, pleadings, notices, proposed orders and other documents that are filed by or on behalf of West as soon as reasonably practicable prior to filing thereof with the Bankruptcy Court.

         (d) Except in accordance with the Bidding Procedures, the Company and West shall not, and shall not authorize or permit any of their Subsidiaries or any of the Company's or West's or such Subsidiaries' Representatives, directly or indirectly, to, (i) solicit, initiate, or take any action designed to induce a proposal or offer for an Alternative Proposal, (ii) participate in any discussions or negotiations regarding any Alternative Proposal, or (iii) enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Alternative Proposal. "Alternative Proposal" means (x) any Alternative Transaction, or proposal therefor, or (y) any proposed investment that would, or is intended to, replace all or a material portion of the investment contemplated by this Agreement.

                                   ARTICLE VII

                                   CONDITIONS

                  Section 7.01 Conditions to Investor's Obligations. The obligation of Investor to make the Investment pursuant to Section 2.01 hereof is subject to satisfaction or waiver of each of the following conditions precedent:

                           (a) Definitive Documents. Definitive Transaction
Documents (in form and substance reasonably satisfactory to Investor) shall have been prepared, negotiated and, to the extent applicable, duly executed by the parties (or, as applicable, their Affiliates), and approval by the Bankruptcy Court of such documents pursuant to a Final Order, to the extent necessary, shall have been obtained. All such Transaction Documents shall have been executed by the parties thereto (other than Investor and its Affiliates) on or prior to the Effective Date, shall not have been modified, amended, waived or supplemented without the consent of Investor, shall be in effect and the consummation of the transactions contemplated thereby shall not be stayed, and all conditions to the obligations of the parties under such Transaction Documents shall have been satisfied or waived. All corporate and other proceedings to be taken by the Company, West or any of their respective Subsidiaries in connection with such Transaction Documents and the transactions contemplated thereby to be completed at the Closing and documents incident thereto shall have been completed in form and substance reasonably satisfactory to Investor, and Investor shall have received all such counterpart originals or certified or other copies of such Transaction Documents and such other documents as it may reasonably request. Without limiting the generality of the foregoing, in connection with the consummation of the Plan, the Company and the Other Investors and shall have entered into the Stockholders Agreement.

                           (b) Company Representations and Warranties;
Covenants. The representations and warranties of the Company set forth in
Article III hereof (without giving effect to any material adverse effect, materiality or similar qualifier) shall have been true and correct in all respects on and as of the date hereof and at the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms of a different date, in which case it shall be true and correct as of such date), except to the extent that such inaccuracies in any such representation or warranty have not had, and would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required to be performed by it hereunder at or prior to the Closing, and the Company shall have delivered to Investor at the Closing a certificate dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company to the effect that the conditions set forth in this Section 7.01(b) have been satisfied.

                           (c) West Representations and Warranties; Covenants.
The representations and warranties of West set forth in Article IV hereof (without giving effect to any material adverse effect, materiality or similar qualifier) shall have been true and correct in all respects on and as of the date hereof and at the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms of a different date, in which case it shall be true and correct as of such date), except to the extent that such inaccuracies in any such representation or warranty have not had, and would not, individually or in the aggregate, have a Material Adverse Effect on West. West shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required to be performed by it hereunder at or prior to the Closing, and West shall have delivered to Investor at the Closing a certificate dated the Closing Date and signed by the chief executive officer and the chief financial officer of West to the effect that the conditions set forth in this Section 7.01(c) have been satisfied.

                           (d) Compliance with Laws, No Adverse Action or
Decision. Since the date hereof, (i) no Law shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents;
(ii) no preliminary or permanent injunction or other order by any Governmental Authority that restrains, enjoins, prevents, delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents shall have been issued and remain in effect, except for such injunctions that, if obtained, could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions; (iii) no Governmental Authority shall have instituted any legal proceeding that seeks to restrain, enjoin, prevent, delay, prohibit or otherwise make illegal the performance of any of the Transaction Documents, except for any such legal proceedings which have a significant possibility of being brought to a conclusion which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions, and (iv) there is no pending or threatened investigation or litigation by any other Person relating to the Transactions which, if determined adversely to the Company, West or Investor, would materially impair or limit the rights and benefits of Investor under the Transaction Documents or the economic benefits to Investor of the Transactions in the aggregate and which Investor reasonably believes, based on the advice of counsel, has a reasonable likelihood of success.

                           (e) Approvals. The Company, Investor and West shall
have received (i) all material Regulatory Approvals, which shall have become final (provided that, if an appeal of such Regulatory Approval is pending and such appeal has a significant possibility of being resolved adversely to the Company, Investor or West in a manner that would reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions, this clause (i) shall be deemed not to be satisfied), and (ii) all other material approvals, permits, authorizations, exemptions, consents, licenses and agreements from other third parties that are necessary to permit the Transactions to be completed or performed as contemplated by the Transaction Documents and to permit the Investor and its Affiliates and Company and its Affiliates (including West and its Subsidiaries) to carry on its business after such transactions in a manner not materially inconsistent with the manner in which it was carried on prior to the Effective Date (together with the Regulatory Approvals, the "Approvals"), which Approvals shall not contain any condition or restriction that materially impairs the ability of the Investor and its Affiliates or the ability of the Company (including West and its Subsidiaries) to carry on its business. All waiting periods imposed by applicable Law (including, without limitation, under the HSR Act) in connection with the Transactions shall have expired or been terminated without any action having been taken by any court of competent jurisdiction restraining, preventing or imposing materially adverse conditions upon such transactions or upon the conduct of the business of Investor, East, West or their respective Affiliates.

                           (f) Plan of Reorganization. The Plan shall be in a
form reasonably acceptable to the Investor, such Plan shall have been confirmed by the Bankruptcy Court, and such Plan shall among other things (i) not conflict with any material term of this Agreement, the Stockholders Agreement or the other Transaction Documents, (ii) be substantially consistent in all material respects with the terms of the Financial Plan including, without limitation, concessions obtained and to be obtained from the Debtors' employees, creditors, lessors and other claimants, and (iii) reflect a corporate and capital structure (including liabilities) of the Company consistent with the Financial Plan. All conditions to the effectiveness of the Plan, other than the consummation of this Agreement, shall have been satisfied, and a Confirmation Order in a form reasonably acceptable to the Investor shall have been entered and become a Final Order no later than December 31, 2005.

                           (g) Additional East Equity. In connection with the
emergence of the Company and the Operating Companies from chapter 11 and the consummation of the Plan, the Company will have received on the Effective Date cash equity investments aggregating not less than $375,000,000 and not more than $500,000,000 pursuant to this Agreement and the Other Investment Agreements (and including any loans converted into equity under the Air Wisconsin DIP Agreement), all on terms, including without limitation purchase price, no more favorable to the Other Investors and Eastshore Aviation LLC than the terms of this Agreement and the Stockholders Agreement are to the Investor, which with all other equity capital of the Company, will be invested only in a single class of common stock, the New Common Stock, with all such New Common Stock having the same voting rights, and shall have no other class of capital stock authorized in its charter other than the New Common Stock. The Company alone, and not any Affiliate of the Company, shall have issued Equity Securities in connection with the consummation of the Plan.

                           (h) Contracts. All material executory contracts and
unexpired leases, the assumption, assignment, rejection or renegotiation of which is necessary for the successful implementation of the Plan and the operation of the Company's business as such business is contemplated in the Financial Plan to be conducted, shall have been assumed, assigned, rejected or renegotiated, as applicable.

                           (i) Effective Date and Merger. The Effective Time (as
defined in the Merger Agreement) shall have occurred, or shall occur concurrently with the Closing, and the Merger shall have been, or will concurrently with the Closing be, consummated in accordance with the terms of the Merger Agreement without amendment or waiver other than as permitted in accordance with Section 6.05 of this Agreement.

                           (j) Conversion of Air Wisconsin DIP. Eastshore
Aviation LLC shall have converted the existing debt owed to it pursuant to the Air Wisconsin DIP Agreement into New Common Stock in an amount not less than $125,000,000 and on terms, including without limitation valuation of the New Common Stock, no more favorable than the terms of the Investment in New Common Stock being made by Investor pursuant to this Agreement and the Stockholders Agreement.

                           (k) No Conversion to Chapter 7. Neither the Company's
Chapter 11 Case nor US Airways Chapter 11 Case shall have been converted to a case under Chapter 7 of the Bankruptcy Code and no trustee shall have been appointed under any chapter of the Bankruptcy Code in respect of either such case.

                           (l) Certificate of Incorporation and Bylaws. The
Certificate of Incorporation and Bylaws, substantially in the forms attached as Exhibits C and D, respectively, to the Merger Agreement, shall have been filed with and accepted by the Secretary of State of the State of Delaware and shall have become effective. As of the Closing Date, the Company shall have delivered to Investor a complete and correct copy of the certificates of incorporation and the bylaws or comparable governing instruments of each of the Operating Companies, in full force and effect as of the Closing Date.

                           (m) Delivery. The Company shall have executed and
delivered to Investor the shares of New Common Stock pursuant to and in accordance with Section 2.01 hereof.

                           (n) Board Representation. The composition of the
Board shall be as set forth in Section 1.8(a) of the Merger Agreement and, as contemplated by the Stockholders Agreement, the Investor Director designated by Investor, if so designated, shall have been elected or appointed to the Board for an initial term of three years, with such election or appointment effective as of the date that is two business days following the Closing Date.

                           (o) Directors' and Officers' Insurance. The Company
shall have procured and maintained in full force and effect directors' and officers' liability insurance with respect to members of the Board of Directors of the Company, which insurance shall be at least $100 million, and shall cover such risks, as is customary for a corporation in the Company's and its Affiliates respective businesses or other similar businesses.

                           (p) Absence of Changes. From the date of this
Agreement through the Closing Date, there shall not have occurred any change, event, occurrence, condition or development that has or could reasonably be expected to have a material adverse effect on the financial condition, assets, liabilities, business or results of operations of the Company or West or that would prevent, materially delay or materially impair the ability of the Company, West or Investor to consummate the transactions contemplated by this Agreement. The Company's financial and operational performance from the period from March 31, 2005 to the Closing Date shall not have deviated materially and adversely from the performance indicated in the Financial Plan.

                           (q) Profit Sharing Plan. The Company's employee
profit sharing plan shall have been amended on terms no less favorable to Investor than those set forth on Schedule 7.01(q).

                           (r) Listing. The shares of New Common Stock to be
issued to Investor under this Agreement shall have been authorized for listing or quotation, as applicable, on the New York Stock Exchange or NASDAQ Stock Market upon official notice of issuance.

                  Section 7.02 Conditions to the Company's Obligations. The obligation of the Company to issue and sell the New Common Stock pursuant to
Section 2.01 hereof at the Closing is subject to the satisfaction or waiver of each of the following conditions precedent:

                           (a) Definitive Documents. Definitive Transaction
Documents (in form and substance reasonably satisfactory to the Company) necessary to consummate the transactions contemplated herein shall have been prepared, negotiated and, to the extent applicable, executed by the parties (or, as applicable, their Affiliates), and approval by the Bankruptcy Court of such documents, as necessary, shall have been obtained. All Transaction Documents shall not have been modified, shall be in effect and the consummation of the transactions contemplated thereby shall not be stayed, and all conditions to the obligations of the parties under the Transaction Contracts shall have been satisfied or effectively waived. All corporate and other proceedings to be taken by Investor its Affiliates in connection with the Transaction Documents and the transactions contemplated thereby to be completed at the Closing and documents incident thereto shall have been completed in form and substance reasonably satisfactory to the Company, and the Company shall have received all such counterpart originals or certified or other copies of the Transaction Documents and such other documents as it may reasonably request.

                           (b) Investor Representations and Warranties;
Covenants. The representations and warranties of Investor set forth in Article V hereof (without giving effect to any material adverse effect, materiality or similar qualifier) shall have been true and correct in all respects, on and as of the date hereof and at the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date), except to the extent that such inaccuracies have not had, and would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor or its Affiliates to consummate the Transactions. Investor shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required to be performed by it at or prior to the Closing, and Investor shall have delivered to the Company and West at the Closing a certificate dated the Closing Date and signed on behalf of a member of Investor to the effect that the conditions set forth in this Section 7.02(b) have been satisfied.

                           (c) Compliance with Laws; No Adverse Action or
Decision. Since the date hereof, (i) no Law shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents with respect to the transactions contemplated thereby to be completed at the Closing;
(ii) no preliminary or permanent injunction or other order by any Governmental Authority or other Person that restrains, enjoins, prevents, delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents shall have been issued and remain in effect, except for such injunctions that, if obtained, could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions; and (iii) no Governmental Authority shall have instituted any legal proceeding that seeks to restrain, enjoin, prevent, delay, prohibit or otherwise make illegal the performance of any of the Transaction Documents, except for any legal proceedings which have a significant possibility of being brought to a conclusion which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions.

                           (d) Approvals. The Company and West shall have
received (i) all material Regulatory Approvals (other than waiting periods imposed by applicable Law as referred to later in this paragraph), which shall have become final (provided that, if an appeal of such Regulatory Approval is pending and such appeal has a significant possibility of being resolved adversely to the Company or West in a manner that would reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions, this clause
(i) shall be deemed not to be satisfied), and (ii) all other Approvals, which Approvals shall not contain any condition or restriction that, in the Company's reasonable judgment, materially impairs the Company's ability to carry on its business. Without limiting the generality of clause (ii), any and all required approvals under any material financing agreements to which the Company, West or any of their respective Subsidiaries is a party shall have been obtained. All waiting periods imposed by applicable Law (including, without limitation, under the HSR Act) in connection with the transactions contemplated by the Transaction Documents shall have expired or been terminated without any action having been taken by any court of competent jurisdiction restraining, preventing or imposing materially adverse conditions upon such transactions.

                           (e) Confirmation Order. The Confirmation Order,
satisfactory in form and substance in all respects to the Company, shall have been entered by the Bankruptcy Court and, once entered, shall not have been modified without the Company's and West's prior written consent in any manner materially adverse to the Company, shall be in effect and shall not have been stayed.

                           (f) Effective Date and the Merger. The Effective Date
and the satisfaction or waiver of all conditions to the closing of the Merger shall have occurred not later than the Closing.

                           (g) Citizenship. The Company and West shall have
received reasonably satisfactory assurances as it may request that Investor is a Citizen of the United States.

                                  ARTICLE VIII

                                   TERMINATION

                  Section 8.01 Termination of Agreement. Subject to Section 8.02 hereof, this Agreement may be terminated by notice in writing at any time prior to the Closing by:

                           (a) Investor or the Company, if (i) closing of the
Transactions (including the Closing) shall not have occurred on or before December 31, 2005 or (ii) the Merger Agreement shall have been terminated in accordance with its terms on or before December 31, 2005;

                           (b) Investor, if (i) a bidding procedures order
(substantially in the form attached as Exhibit E to the Merger Agreement) approving the break-up fee set forth in Section 8.02(b) hereof, the expense reimbursement provisions set forth in Section 9.01 and the provisions of Section 4.20 of the Merger Agreement (in the form attached as Exhibit A to this Agreement) (the "Bidding Procedures") hereof shall not have been entered by the Bankruptcy Court within thirty (30) days following the date hereof, but in no event later than June 30, 2005, (ii) the Merger and the transactions contemplated by the Merger Agreement and this Agreement shall not have been determined by the Bankruptcy Court to be the Approved Proposal within sixty-five
(65) days after the entry by the Bankruptcy Court of the order approving the Bidding Procedures contemplated by the preceding clause (i), (iii) there shall have been a breach by the Company or West of any material representation, warranty, covenant or agreement contained in this Agreement, which breach would result in the failure to satisfy any condition set forth in Section 7.01 hereof to Investor's obligations and that has not been cured within thirty (30) days following receipt by the Company or West of written notice from Investor of such breach, (iv) any condition set forth in Section 7.01 hereof to Investor's obligations is not capable of being satisfied, (v) the Company shall enter into a written agreement or letter of intent or agreement in principle providing for an Alternative Proposal, or (vi) the Bankruptcy Court shall have ordered the Company to terminate this Agreement in order to accept an Alternative Proposal;

                           (c) the Company, if (i) there shall have been a
breach by Investor of any material representation, warranty, covenant or agreement contained in this Agreement which breach would result in the failure to satisfy any condition set forth in Section 7.02 hereof to the Company's obligations and that has not been cured within thirty (30) days following receipt by Investor of written notice from the Company of such breach, or (ii) any condition set forth in Section 7.02 hereof to the Company's obligations is not capable of being satisfied; or

                           (d) mutual agreement in writing by the Company and
Investor.

                  Section 8.02 Effect of Termination.

                           (a) If this Agreement is terminated in accordance
with Section 8.01 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become null and void and of no further force and effect except that (i) the terms and provisions of this Section 8.02 and
Article IX hereof shall survive the termination of this Agreement, and (ii) any termination of this Agreement shall not relieve any party hereto from any liability for any willful breach of its obligations hereunder. A termination shall not void or affect any of the constituent transactions consummated prior to such termination or any sections hereof which by their terms survive termination.

                           (b) In the event that (i) the Investment is not
consummated, (ii) Investor is not in breach of any material representation, warranty, covenant or agreement contained in this Agreement and (iii) an Alternative Transaction is effectuated, with or without a merger with West, the Company shall on the date of the closing of such Alternative Transaction pay to Investor, by wire transfer of immediately available funds, a break-up fee equal to $3,000,000.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  Section 9.01 Fees and Expenses. (a) Except as expressly provided herein or in any Transaction Document, each party shall bear its own costs and expenses incurred in connection with this Agreement or any of the Transactions. Notwithstanding the foregoing, at the Closing, the Company shall reimburse Investor for the reasonable out-of-pocket expenses of Investor relating to: (i) Investor's due diligence investigation of the Debtors and West;
(ii) the negotiation of this Agreement, the Stockholders Agreement, the Plan and the Term Sheet dated as of May 9, 2005 (the "Term Sheet"); (iii) participation in the Bankruptcy Court proceedings; (iv) the consummation of the transactions contemplated by this Agreement, the Stockholders Agreement, the Term Sheet, the Plan and the Merger; and (v) the enforcement of Investor's rights under the Term Sheet, this Agreement and/or the Stockholders Agreement; provided, however, that reimbursement pursuant to clause (i) through (iv) above shall not exceed the sum of (x) $350,000 plus (y) filing fees, incurred in connection with any required filings under the HSR Act.

                           (b) All amounts payable under this Agreement shall be
paid in immediately available funds to an account or accounts designated by the recipient of such amounts, except as otherwise provided herein.

                  Section 9.02 Survival of Representations, Warranties and Covenants. None of the representations, warranties or covenants contained in this Agreement shall survive the Closing Date.

                  Section 9.03 Specific Performance. The parties hereto specifically acknowledge that monetary damages are not an adequate remedy for violations of this Agreement, and that any party hereto may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law and to the extent the party seeking such relief would be entitled to the merits to obtain such relief, each party waives any objection to the imposition of such relief.

                  Section 9.04 General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned this Agreement and the Section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, any references to a party's "judgment", "satisfaction" or words of a similar import shall mean in such party's sole judgment. Unless otherwise specified, the terms "hereof," "herein" and similar terms refer to this Agreement as a whole (including the Exhibits and Schedules hereto), and references herein to Articles or Sections refer to Articles or Sections of this Agreement.

                  Section 9.05 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by first class mail, postage prepaid, to the addresses set forth on Schedule 9.05.

                  Section 9.06 Entire Agreement; Amendment. This Agreement and the documents described herein (including the Plan) or attached or delivered pursuant hereto (including, without limitation, the other Transaction Documents) set forth the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may only be amended, modified or supplemented in whole or in part at any time by an agreement in writing among the parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as waiver thereof, nor shall any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

                  Section 9.07 No Other Representations or Warranties. Except for the representations and warranties contained in this Agreement, neither East nor West, nor any agent, Affiliate, officer, director, employee or representative of either or them, nor any other Person, makes, or shall be deemed to make, any representation or warranty to Investor, express or implied, at law or in equity, on behalf of East or West, and East and West hereby exclude and disclaim any such representation or warranty whether by either East or West or any or their respective agents, Affiliates, officers, directors, employees or representatives or any other Person, notwithstanding the delivery or disclosure to Investor or any of their respective officers, directors, partners, employees or representatives or any other Person of any documentation or other information by East or West or any of their respective agents, Affiliates, officers, directors, employees or representatives or any other Person with respect to any one or more of the foregoing.

                  Section 9.08 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                  Section 9.09 Governing Law. To the extent not governed by the Bankruptcy Code, this Agreement shall be governed by, and interpreted in accordance with, the Laws of the State of New York applicable to contracts made and to be performed in that State without reference to its conflict of laws rules. The parties hereto agree that the appropriate and exclusive forum for any disputes arising out of this Agreement solely between the Company and Investor shall be the Bankruptcy Court, or if such court will not hear any such suit, the U.S. District Court for the Southern District of New York, and, the parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes arising out of this Agreement except as expressly set forth below for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the address specified in Section 9.05 hereof. The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the Law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by Law, that final and non-appealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. THE PARTIES AGREE TO WAIVE ANY AND ALL RIGHTS THAT THEY MAY HAVE TO A JURY TRIAL WITH RESPECT TO DISPUTES ARISING OUT OF THIS AGREEMENT.

                  Section 9.10 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the Company's, West's and Investor's successors and permitted assigns. Neither this Agreement nor any rights or obligations hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto.

                  Section 9.11 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  Section 9.12 Confidentiality. A version of this Agreement with certain competitively sensitive information redacted will be filed by the Company with the Motion. Each party hereto agrees not to disclose the unredacted version of this Agreement to any third parties (other than disclosure required by the SEC or any other Governmental Authority (including the Bankruptcy Court) or pursuant to any listing agreement with or requirement of any relevant national exchange or national quotation system) without appropriate confidentiality agreements with such third parties being in place that are reasonably acceptable to the other parties hereto.

         IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties hereto by their respective duly authorized officers, all as of the date first above written.

                                 PAR INVESTMENT PARTNERS, L.P.

                                 By: PAR GROUP, L.P.
                                     its general partner

                                 By: PAR CAPITAL MANAGEMENT, INC.
                                     its general partner

                                        /s/ Edward L. Shapiro
                                 By: -------------------------------------------
                                     Name:  Edward L. Shapiro
                                     Title: Vice President

                                 US AIRWAYS GROUP, INC.

                                 By:   /s/  Bruce R. Lakefield
                                     -------------------------------------------
                                     Name:  Bruce R. Lakefield
                                     Title: Chief Executive Officer

                                 AMERICA WEST HOLDINGS CORPORATION

                                 By:    /s/ W. Douglas Parker
                                     -------------------------------------------
                                     Name:  W. Douglas Parker
                                     Title: Chairman and Chief Executive Officer

                                                            Exhibit A-3 to the
                                                              Merger Agreement



                              INVESTMENT AGREEMENT

                            dated as of May 19, 2005

                                      among

                             US AIRWAYS GROUP, INC.,

                           AMERICA WEST HOLDINGS, INC.

                                       and

                       PENINSULA INVESTMENT PARTNERS, L.P.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I DEFINITIONS.............................................................................................2
     Section 1.01     Definitions.................................................................................2

ARTICLE II ISSUANCE AND PURCHASE OF NEW COMMON STOCK..............................................................7
     Section 2.01     Issuance and Purchase of New Common Stock...................................................7
     Section 2.02     Closing.....................................................................................8

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................8
     Section 3.01     Incorporation by Reference of Representations and Warranties in the
                      Merger Agreement............................................................................8
     Section 3.02     Authorization; No Contravention.............................................................8
     Section 3.03     Consents; No Conflicts......................................................................9
     Section 3.04     Court Orders................................................................................9
     Section 3.05     Capitalization; Securities..................................................................9
     Section 3.06     Information Provided.......................................................................10
     Section 3.07     Financial Advisors and Brokers.............................................................10
     Section 3.08     Regulatory Status..........................................................................10

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF WEST................................................................10
     Section 4.01     Incorporation by Reference of Representations and Warranties in the
                      Merger Agreement...........................................................................10
     Section 4.02     Authorization; No Contravention............................................................11
     Section 4.03     Consents; No Conflicts.....................................................................11
     Section 4.04     Court Orders...............................................................................11
     Section 4.05     Information Provided.......................................................................11
     Section 4.06     Financial Advisors and Brokers.............................................................11
     Section 4.07     Financial Plan.............................................................................12

ARTICLE V REPRESENTATIONS AND WARRANTIES OF INVESTOR.............................................................12
     Section 5.01     Organization...............................................................................12
     Section 5.02     Authorization; No Contravention............................................................12
     Section 5.03     Consents; No Conflicts.....................................................................12
     Section 5.04     Financial Advisors and Brokers.............................................................12
     Section 5.05     Ownership of Equity Securities; Purpose of Investment......................................13
     Section 5.06     Financing..................................................................................13

ARTICLE VI PRE-CLOSING COVENANTS.................................................................................13
     Section 6.01     Taking of Necessary Action.................................................................13
     Section 6.02     Notifications..............................................................................14
     Section 6.03     Financial and Other Information............................................................14
     Section 6.04     Delivery of Reports........................................................................15
     Section 6.05     Amendments to Merger Agreement; Etc........................................................15

     Section 6.06     Publicity..................................................................................15
     Section 6.07     Investor Financing.........................................................................15
     Section 6.08     Issuances of Equity Securities.............................................................15
     Section 6.09     Transfer Taxes.............................................................................16
     Section 6.10     Bankruptcy Covenants.......................................................................16

ARTICLE VII CONDITIONS...........................................................................................18
     Section 7.01     Conditions to Investor's Obligations.......................................................18
     Section 7.02     Conditions to the Company's Obligations....................................................21

ARTICLE VIII TERMINATION.........................................................................................23
     Section 8.01     Termination of Agreement...................................................................23
     Section 8.02     Effect of Termination......................................................................24

ARTICLE IX MISCELLANEOUS.........................................................................................24
     Section 9.01     Fees and Expenses..........................................................................24
     Section 9.02     Survival of Representations, Warranties and Covenants......................................25
     Section 9.03     Specific Performance.......................................................................25
     Section 9.04     General Interpretive Principles............................................................25
     Section 9.05     Notices....................................................................................25
     Section 9.06     Entire Agreement; Amendment................................................................25
     Section 9.07     No Other Representations or Warranties.....................................................25
     Section 9.08     Counterparts...............................................................................26
     Section 9.09     Governing Law..............................................................................26
     Section 9.10     Successors and Assigns.....................................................................26
     Section 9.11     No Third-Party Beneficiaries...............................................................26
     Section 9.12     Confidentiality............................................................................27

EXHIBIT A                Merger Agreement
EXHIBIT B                Stockholders Agreement

Schedule 1               New Common Stock
Schedule 3.05            Capitalization
Schedule 7.01(q)         Terms of Revised Profit Sharing Plan
Schedule 9.05            Notices Information

                              INVESTMENT AGREEMENT

                  THIS INVESTMENT AGREEMENT (together with all exhibits and schedules hereto and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the "Agreement"), dated as of May 19, 2005, by and among Peninsula Investment Partners, L.P., a Delaware limited partnership (the "Investor"), US Airways Group, Inc., a Delaware corporation, and its successors (including, as the context may require, on or after the Effective Date, as reorganized pursuant to the Bankruptcy Code) (the "Company"), and America West Holdings Corporation, a Delaware corporation ("West").

                              W I T N E S S E T H:

                  WHEREAS, on September 12, 2004, the Company and certain of its Subsidiaries (the "Debtor Subsidiaries" and together with the Company, the "Debtors") filed voluntary petitions (the "Cases") for protection under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court") to enable the Debtors to be restructured pursuant to one or more plans of reorganization (collectively, the "Plan");

                  WHEREAS, the Debtors have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

                  WHEREAS, pursuant to the Plan, the Company intends to cancel all of the existing outstanding Equity Securities of the Company upon the Effective Date and issue the New Common Stock;

                  WHEREAS, pursuant to the Plan, the Company, Barbell Acquisition Corp., a Delaware corporation ("Merger Sub"), and West have entered into an Agreement and Plan of Merger (together with all of the schedules, exhibits and other attachments thereto, the "Merger Agreement"), attached as Exhibit A hereto;

                  WHEREAS, subject to the other terms and conditions contained herein, the Investor desires to commit to provide equity financing to the Company;

                  WHEREAS, the Company intends to issue and sell to Investor, and Investor intends to purchase from the Company, shares of New Common Stock (such purchase, issuance and sale, the "Investment") in exchange for the Investment Price, all on the terms provided in this Agreement;

                  WHEREAS, pursuant to the Other Investment Agreements, the Company intends to issue and sell to ACE Aviation Holdings Inc., Par Investment Partners, L.P. and Eastshore Aviation, LLC (the "Other Investors") shares of New Common Stock pursuant to investment agreements entered into by the Other Investors in the forms previously provided to Investor and on terms and conditions, including without limitation purchase price, that are no more favorable to the Other Investors than the terms and conditions provided herein and in the Stockholders Agreement are to the Investor;

                  WHEREAS, the Investor intends to enter into a Stockholders Agreement (the "Stockholders Agreement"), substantially in the form of Exhibit B hereto, with the Company and the Other Investors;

                  WHEREAS, the parties intend that the transactions contemplated hereby will be implemented by and take effect simultaneously with the implementation of the Plan on the Effective Date (except as to those transactions that are expressly intended to take effect at another date);

                  WHEREAS, the parties intend that all of the transactions contemplated hereby are intended to be treated as a single integrated transaction subject to the approval of the Bankruptcy Court as soon as reasonably practicable after the date hereof; and

                  WHEREAS, the Company, West and the Investor desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows, in the case of the Company, subject to Bankruptcy Court approval of this Agreement:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Affiliate" means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified Person, where "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, that when used with respect to the Company, "Affiliate" shall not include Investor or any Affiliate thereof.

                  "Agreement" has the meaning set forth in the preamble hereto.

                  "Air Wisconsin DIP Agreement" means the Junior Secured Debtor-in-Possession Credit Facility Agreement, dated as of February 18, 2005, by and among US Airways, Inc., as Borrower, certain affiliates thereof as guarantors, and Eastshore Aviation, LLC, as lender, as amended, supplemented or otherwise modified from time to time.

                  "Alternative Transaction" means (a) any reorganization of the Company or (b) any sale, merger, consolidation, joint venture, recapitalization, sale of assets or equity interests or other combination or disposition or similar transaction or series of transactions involving at least

40%, on a fair market value basis, of the assets of the Company and its Operating Subsidiaries, taken as a whole, or 40% of the equity securities of the Company.

                  "Approvals" has the meaning set forth in Section 7.01(e) hereof.

                  "ATSB" means the Air Transportation Stabilization Board, created pursuant to Section 102 of the Air Transportation Safety and System Stabilization Act, P.L. 107-42, as the same may be amended from time to time.

                  "Bankruptcy Code" has the meaning set forth in the recitals hereto.

                  "Bankruptcy Court" has the meaning set forth in the recitals hereto.

                  "Board" means the board of directors of the Company (including, with respect to periods following the Effective Date, the Company).

                  "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions of the State of New York are authorized by law or executive order to close.

                  "Bylaws" means the bylaws of the Company, as amended from time to time (including, with respect to periods following the Effective Date).

                  "Cases" has the meaning set forth in the recitals hereto.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as amended from time to time, including any certificate of designation relating to any Equity Securities of the Company (including, in each case, with respect to periods following the Effective Date).

                  "Certificated Air Carrier" means a Citizen of the United States holding an aircraft operating certificate issued pursuant to Chapter 447 of Title 49 of the United States Code or any analogous successor provision of the United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of 11 U.S.C. Section 1110 or any analogous successor provision of the Bankruptcy Code.

                  "Chapter 11" means Chapter 11 of the Bankruptcy Code.

                  "Citizen of the United States" has the meaning given to such term in Section 40102(a)(15) of Title 49 of the Transportation Code, or any subsequent legislation that amends, supplements or supersedes such provisions.

                  "Closing" means the closing of the issuance, sale and purchase of the New Common Stock pursuant to Section 2.01 hereof.

                  "Closing Date" has the meaning set forth in Section 2.02(a) hereof.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Confirmation Order" means a Final Order of the Bankruptcy Court approving the Plan.

                  "Debtors" has the meaning set forth in the recitals hereto.

                  "Debtor Subsidiaries" has the meaning set forth in the recitals hereto.

                  "Disclosure Statement" means a disclosure statement with respect to the Plan.

                  "Effective Date" means the effective date of the Plan.

                  "Equity Securities" shall mean (i) capital stock of, or other equity interests in, any Person, (ii) securities or other instruments convertible into or exchangeable for shares of capital stock, voting securities or other equity interests in such Person or (iii) options, warrants, investment agreements or other rights to acquire the securities described in clauses (i) and (ii), whether fixed or contingent, matured or unmatured, contractual, legal, equitable or otherwise.

                  "Fair Market Value" shall mean the fair market value of the New Common Stock, as determined by the Board. If the New Common Stock is traded on an over-the-counter securities market or national securities exchange, "Fair Market Value" shall mean the closing sales price of the New Common Stock reported on such over-the-counter market or such national securities exchange on the applicable date or, if no sales of New Common Stock have been reported for that date, on the next preceding date for which sales where reported.

                  "Final Order" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Cases or the docket of any other court of competent jurisdiction, that has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek reargument, reconsideration, or certiorari has expired and no appeal, motion for reconsideration or reargument or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari, motion for reconsideration or reargument that has been or may be filed has been resolved by the highest court to which the order or judgment was appealed or from which reargument, reconsideration, or certiorari was sought and the time to take any further appeal, petition for certiorari or move for reargument shall have expired.

                  "Fully Diluted Basis" means the number of shares of New Common Stock, without duplication, which are issued and outstanding or owned or held, as applicable, at the date of determination plus the number of shares of New Common Stock issuable pursuant to any Equity Securities then outstanding convertible into or exchangeable or exercisable for (whether or not subject to contingencies or passage of time, or both) shares of New Common Stock.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Hearing" means the hearing conducted in the Cases in the Bankruptcy Court seeking approval of the Motion.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

                  "Investor" has the meaning set forth in the preamble hereto.

                  "Investor Director" means any member of the Board of the Company nominated by Investor in accordance with the Stockholders Agreement.

                  "Investment" has the meaning set forth in the recitals hereto.

                  "Investment Price" has the meaning set forth in Section 2.01 hereof.

                  "Law" means any law, treaty, statute, ordinance, code, rule or regulation of a Governmental Authority or judgment, decree, order, writ, award, injunction or determination of a court or other Governmental Authority.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever intended for security (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

                  "Material Adverse Effect" on any Person means (x) a material adverse effect on the financial condition, assets, liabilities, business or results of operations of such Person and its Subsidiaries taken as a whole, excluding any such effect resulting from (I) changes or conditions generally affecting the U.S. economy or financial markets, (II) changes or conditions generally affecting any of the segments of the airline industry in which such Person or any of its Subsidiaries operates, to the extent such conditions or changes do not disproportionately impact such Person or its Subsidiaries (III) changes or conditions resulting from divestiture required in order to satisfy
Section 5.1(b) of the Merger Agreement or (IV) the announcement or consummation of the Merger Agreement, or (y) an effect that would prevent, materially delay or materially impair the ability of such Person to consummate the Merger or the ability of such Person or the Investor to consummate the transactions contemplated by this Agreement. For purposes of this definition, any suspension of commercial air travel in the United States for a period of 72 hours or more shall be deemed to have a Material Adverse Effect on the Company and West.

                  "Merger" has the meaning assigned to such term in the Merger Agreement.

                  "Merger Agreement" has the meaning set forth in the recitals hereto.

                  "Merger Sub" has the meaning set forth in the recitals hereto.

                  "Motion" means the motion and any supporting papers seeking approval of the Transactions, in form and substance reasonably acceptable to Investor and providing, inter alia, not less than a ten (10) day notice period prior to the Hearing and providing for confidential treatment of portions of the Transaction Documents as mutually agreed by the Company and the Investor.

                  "New Common Stock" means the class of common stock of the Company authorized under the Certificate of Incorporation attached as Exhibit C to the Merger Agreement and to be issued to West shareholders pursuant to the Merger.

                  "Operating Companies" means, with respect to the Company, US Airways, PSA Airlines, Inc., a Pennsylvania corporation, Piedmont Airlines, Inc., a Maryland corporation and Material Services Company, Inc., a Delaware corporation.

                  "Other Investors" has the meaning set forth in the recitals hereto.

                  "Other Investments" means the purchase, issuance and sale by the Company to the Other Investors of shares of New Common Stock pursuant to the Other Investment Agreements.

                  "Other Investment Agreements" means the investment agreements among the Company, West and each of the Other Investors.

                  "Person" means any individual, corporation, company, association, partnership, limited liability company, joint venture, trust, unincorporated organization, or Governmental Authority.

                  "Plan" has the meaning set forth in the recitals hereto.

                  "Postpetition," when used with respect to any agreement, instrument or any obligation arising thereunder, any claim or proceeding or any other matter, means an agreement or instrument that was first entered into or first became effective, an obligation, claim or proceeding that first arose or was first instituted, or another matter that first occurred, after the commencement of the Cases, or that was entered into or became effective, or arose, was instituted or occurred, before commencement of the Cases but has been assumed in the Cases.

                  "Regulatory Approvals" means, to the extent necessary in connection with the consummation of the transactions contemplated by the Transaction Documents, any and all certificates, permits, licenses, franchises, concessions, grants, consents, approvals, orders, registrations, authorizations, waivers, variances or clearances from, or filings or registrations with, Governmental Authorities (and shall not include clearance or approval under the HSR Act or any other Law that may require waiting periods prior to consummation of the Transactions).

                  "Representatives" means, with respect to any Person, such Person's officers, directors, employees, agents, attorneys, accountants, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such a Person.

                  "Republic" means Republic Airways Holdings Inc., a Delaware corporation.

                  "SEC" means the U.S. Securities and Exchange Commission.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Stockholders Agreement" has the meaning set forth in the recitals hereto.

                  "Subsidiary" means as to any Person, any other Person of which more than fifty percent (50%) of the shares of the voting stock or other ownership interests are owned or controlled, or the ability to select or elect more than fifty percent (50%) of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.

                  "Title 49" means Title 49 of the Code of Federal Regulations, as amended and in effect from time to time.

                  "Transactions" means the Merger, the execution, delivery and performance of this Agreement and each Other Investment Agreement (including the issuance of New Common Stock hereunder and thereunder), the Stockholders Agreement, and the execution, delivery and performance of the documents described in Articles II and VI hereof, in each case by the applicable party thereto.

                  "Transaction Contracts" means all of the Transaction Documents other than the Plan, the Confirmation Order and the order of the Bankruptcy Court approving the break-up fee set forth in Section 8.02(b).

                  "Transaction Documents" means this Agreement, the Plan, the Confirmation Order, the Merger Agreement, each Other Investment Agreement, the Stockholders Agreement, the order of the Bankruptcy Court approving the break-up fee set forth in Section 8.02(b), the documents described in Articles II and VI and all other documents necessary to consummate the Transactions and other arrangements contemplated hereby.

                  "Transportation Code" means Title 49 of the United States Code which, among other things, recodified and replaced the U.S. Transportation Code of 1958 and the regulations promulgated thereunder, or any subsequent legislation that amends, supplements or supersedes such provisions.

                  "US Airways" means US Airways, Inc., a Delaware corporation.

                  "West" has the meaning set forth in the preamble hereto.

                                   ARTICLE II

                    ISSUANCE AND PURCHASE OF NEW COMMON STOCK

                  Section 2.01 Issuance and Purchase of New Common Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Company will issue, sell and deliver to Investor, and Investor will purchase from the Company, that number of shares of New Common Stock set forth opposite Investor's name on Schedule 1 hereto, for the aggregate purchase price set forth opposite Investor's name on Schedule 1 hereto (the "Investment Price").

                  Section 2.02 Closing. (a) Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Sections 7.01 and 7.02 hereof, the Closing shall take place at the offices of Arnold & Porter LLP, 555 Twelfth Street, NW, Washington D.C. 20004, at 10:00 a.m., Washington D.C. time, on the first Business Day following the Effective Time (as such term is defined in the Merger Agreement) or at such other time, date and place as the parties may agree (the date on which the Closing occurs, the "Closing Date"); provided that the parties shall use reasonable best efforts to have the Closing take place on the first Business Day following the Effective Time.

                           (b) At the Closing, (i) the Company shall deliver to
Investor certificates representing the shares of New Common Stock to be purchased by, and sold to, Investor pursuant to Section 2.01 hereof (registered in the names and in the denominations designated by Investor at least two Business Days prior to the Closing Date), together with the other documents, certificates and opinions to be delivered pursuant to Section 7.01 hereof, and
(ii) Investor, in full payment for the shares of New Common Stock to be purchased by, and sold to, Investor pursuant to Section 2.01 hereof, shall pay to the Company as provided in Section 2.01 hereof (in immediately available funds by wire transfer to the account designated by the Company, or by such other means as may be agreed between the parties hereto), Investor's Investment Price (less any amounts due as of the Closing Date to Investor pursuant to Section 9.01 hereof), and shall deliver the certificate required pursuant to
Section 7.02(b) hereof.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to Investor as follows:

                  Section 3.01 Incorporation by Reference of Representations and Warranties in the Merger Agreement. The Company hereby incorporates by reference, for the benefit of Investor as though set forth herein, the following representations and warranties (including the defined terms and disclosure items included therein and related thereto) in the Merger Agreement: Sections 3.2(a),
(f), (g), (h), (i), (j), (k), (l), (n), (o), (p), (q), (r), (s), (t), (u), (v),
(w) and (x). Each such representation which states that "East" (i.e., US Airways Group, Inc.) "has made available to West" certain materials shall be deemed to read "has made available to Investor" for purposes of this incorporation by reference.

                  Section 3.02 Authorization; No Contravention. The Transactions to be consummated by the Company and the Operating Companies and the performance of the Transaction Contracts are within the respective corporate power and authority of the Company and the Operating Companies (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan) and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement, the Merger Agreement, each Other Investment Agreement, the Stockholders Agreement and each other Transaction Contract entered into as of the date hereof have been duly executed and delivered by the Company and the Operating Companies party thereto (as applicable) and constitute (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan), a legal, valid and binding obligation of the Company and such Operating Companies, respectively, enforceable in accordance with its terms.

                  Section 3.03 Consents; No Conflicts. Other than the notices, reports, filings, consents, registrations, approvals, permits or authorizations required under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), with respect to the Company and the Operating Companies, the execution and delivery of each of the Transaction Contracts and the consummation of the Transactions (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan), except such as have been obtained or made and are in full force and effect and except where failure to obtain such consent, approval, registration, filing or other action would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, (ii) will not violate, conflict with or result in a breach, violation or default under (A) any applicable law, rule or regulation or any order of or restriction imposed by any Governmental Authority and except, in each case, where such violation of applicable law or regulation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or (B) the Certificate of Incorporation or Bylaws or any other organizational documents of the Company or any of its Subsidiaries,
(iii) will not violate, conflict with or result in a breach, or default under any Postpetition agreement, contract or obligation or Postpetition loan agreement or any other Postpetition indebtedness agreement or instrument of indebtedness binding upon the Company, any Operating Company or any of their respective Subsidiaries or its assets except where such default, breach or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and (iv) will not result in the creation or acceleration of any obligations or imposition of any Lien on any assets or properties of the Company or any of its Subsidiaries.

                  Section 3.04 Court Orders. Subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan, the performance of any action by the Company or the Operating Companies required or contemplated by this Agreement or any other Transaction Document is not restrained or enjoined by any order of the Bankruptcy Court or by any Governmental Authority (either temporarily, preliminarily or permanently).

                  Section 3.05 Capitalization; Securities. Upon the Closing and after giving effect to the Confirmation Order, the Plan, the Merger, the Investment and the Other Investments, the issued and outstanding capital stock of the Company shall consist solely of New Common Stock as provided on Schedule
3.05. Except as set forth on Schedule 3.05, upon the Closing and after giving effect to the Confirmation Order, the Plan, the Merger, the Investment and the Other Investments, there will not be any outstanding subscriptions, options, warrants, commitments, agreements or arrangements related to the issuance or sale of outstanding Equity Securities or securities or other instruments convertible into or exchangeable for any Equity Securities of the

Company Upon the Closing Date, the New Common Stock to be issued and delivered to the Investor pursuant to the terms hereof, shall have been duly authorized and validly issued, fully paid, nonassessable and not subject to preemptive or similar rights of third parties or reserved for issuance in accordance with the terms of the Plan and Confirmation Order. The rights, preferences and privileges of the capital stock of the Company shall be as set forth in the Certificate of Incorporation of the Company, as amended pursuant to the Plan and in effect upon the Closing in the form attached as Exhibit C to the Merger Agreement.

                  Section 3.06 Information Provided. A true and correct copy of the Merger Agreement, and of each Other Investment Agreement, including each schedule, exhibit and other attachment or related agreement thereto and including in each case any amendments, supplements and modifications through the date hereof, has been provided to Investor. There are no other agreements, arrangements, understandings or commitments, written or oral, of any nature, between any of the Other Investors or their affiliates, on the one hand, and the Company, West or any of their affiliates on the other, relating to the transactions contemplated by the Transaction Documents.

                  Section 3.07 Financial Advisors and Brokers. Except for Seabury Aviation Advisors LLC and/or its Affiliates ("Seabury"), no Person has acted, directly or indirectly, as a broker, finder or financial advisor of the Company or any of the Operating Companies in connection with the Transaction Documents or the transactions contemplated thereby, and except for fees payable to Seabury by the Company, no Person acting for or on behalf of the Company or any of the Operating Companies is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of the Company or any of the Operating Companies.

                  Section 3.08 Regulatory Status. Neither the Company, nor any Operating Company nor any of their respective Subsidiaries is (i) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935. US Airways is a Certificated Air Carrier.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF WEST

                  West hereby represents and warrants to Investor as follows:

                  Section 4.01 Incorporation by Reference of Representations and Warranties in the Merger Agreement. West hereby incorporates by reference, for the benefit of Investor as though set forth herein, the following representations and warranties (including the defined terms and disclosure items related thereto) in the Merger Agreement: Sections 3.1(a), (b), (e), (f), (g),
(h), (i), (j), (k), (m), (n), (o), (p), (q), (r), (s), (t), (u), (v) and (w).
Each such representation which states that "West" (i.e., America West Holdings Corporation) "has made available to East" certain materials shall be deemed to read "has made available to Investor" for purposes of this incorporation by reference.

                  Section 4.02 Authorization; No Contravention. The Transactions to be consummated by West and performance of the Transaction Contracts to which West is or will be a party are within the corporate power and authority of West and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement, the Merger Agreement, each Other Investment Agreement, and each other Transaction Contract to which West is a party, entered into as of the date hereof, have been duly executed and delivered by West and constitute a legal, valid and binding obligation of West, enforceable in accordance with its terms.

                  Section 4.03 Consents; No Conflicts. Other than the notices, reports, filings, consents, registrations, approvals, permits or authorizations required under the HSR Act, with respect to West, the execution and delivery of each of the Transaction Contracts to which West is or will be a party and the consummation of the Transactions (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan), except such as have been obtained or made and are in full force and effect and except where failure to obtain such consent, approval, registration, filing or other action would not reasonably be expected to have a Material Adverse Effect on West, (ii) will not violate, conflict with or result in a breach, violation or default under (A) any applicable law, rule or regulation or any order of or restriction imposed by any Governmental Authority and except, in each case, where such violation of applicable law or regulation would not reasonably be expected to have a Material Adverse Effect on West or (B) the Certificate of Incorporation or Bylaws or any other organizational documents of West or any of its Subsidiaries, (iii) will not violate, conflict with or result in a breach, or default under any agreement, contract or obligation or loan agreement or any other indebtedness agreement or instrument of indebtedness binding upon West or any of its Subsidiaries or its assets except where such default, breach or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on West and (iv) will not result in the creation or acceleration of any obligations or imposition of any Lien on any assets or properties of West or any of its Subsidiaries.

                  Section 4.04 Court Orders. Subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan, the performance of any action by West required or contemplated by this Agreement or any other Transaction Document is not restrained or enjoined by any order of the Bankruptcy Court or by any Governmental Authority (either temporarily, preliminarily or permanently).

                  Section 4.05 Information Provided. West has delivered to Investor a true and correct copy of the Merger Agreement, including any amendments, supplements and modifications through the date hereof.

                  Section 4.06 Financial Advisors and Brokers. Except for Greenhill & Co., LLC and/or its Affiliates ("Greenhill") and TPG Partners, L.P. and/or its Affiliates ("TPG"), no Person has acted, directly or indirectly, as a broker, finder or financial advisor of West in connection with the Transaction Documents or the transactions contemplated thereby, and except for fees payable to Greenhill and TPG by West, no Person acting for or on behalf of West is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of West.

                  Section 4.07 Financial Plan. The financial plan provided to Investor on May 12, 2005 (the "Financial Plan") was prepared by West in good faith using assumptions believed by West to be reasonable, and, as of the date hereof, the Financial Plan represents West's reasonable, good faith estimate of the future financial performance of the Company.

                                    ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

                  Investor represents and warrants to the Company as follows:

                  Section 5.01 Organization. It is an entity duly organized under the laws of the jurisdiction of its formation having all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and the Stockholders Agreement.

                  Section 5.02 Authorization; No Contravention. The execution, delivery and performance by Investor of this Agreement and the Stockholders Agreement and the consummation of the transactions contemplated hereby and thereby, are within Investor's powers and have been duly authorized by all necessary action and do not and will not contravene the terms of Investor's Agreement of Limited Partnership. This Agreement constitutes and, when executed and delivered by Investor at Closing the Stockholders Agreement will constitute, a legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms.

                  Section 5.03 Consents; No Conflicts. Except for (i), if required, the filing of a notification and report form under the HSR Act and the termination or expiration of the waiting period under the HSR Act, (ii) the filing of any other required applications or notices with any Governmental Authority and approval of such applications and notices, and (iii) approval by the Bankruptcy Court, no Approval is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Investor of this Agreement or the Stockholders Agreement or for the consummation of the transactions contemplated hereby and thereby, except for such Approvals that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor to consummate the Investment, and all of which have been duly obtained, taken, given or made and are in full force and effect, except for Approvals that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor to consummate the Investment.

                  Section 5.04 Financial Advisors and Brokers. Other than Affiliates of Investor, no Person has acted directly or indirectly as a broker, finder or financial advisor of the Investor in connection with this Agreement, the Stockholders Agreement or the transactions contemplated hereby or thereby, and, other than fees that may be payable to Affiliates of Investor by Investor, no Person acting for or on behalf of Investor is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of Investor.

                  Section 5.05 Ownership of Equity Securities; Purpose of Investment. Investor is acquiring the New Common Stock under this Agreement solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act and applicable state securities or "blue sky laws". Investor is an "Accredited Investor" as such term is defined in Regulation D of the Securities Act.

                  Section 5.06 Financing. Investor (or its assignee, as permitted by Section 9.10 who acquires the New Common Stock hereunder at the Closing) has sufficient and adequate resources to consummate the transactions contemplated by this Agreement.

                                   ARTICLE VI

                              PRE-CLOSING COVENANTS

                  Section 6.01 Taking of Necessary Action. (a) The Company, West and Investor (solely with respect to the Investment) shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable Law to consummate and make effective the Transactions as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings (including, without limitation, appropriate filings pursuant to the HSR Act) and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Authority in order to consummate the Transactions. In exercising the foregoing rights, the Company, West and Investor shall act reasonably and as promptly as practicable. The Company's, West's and (solely with respect to the Investment) Investor's obligations under this Section 6.01 shall include, without limitation, the obligation to use their respective reasonable best efforts to defend any lawsuits or legal proceedings, whether judicial or administrative, or any other actions by a Governmental Authority, challenging the Transactions, including using reasonable best efforts to seek to have any stay or other injunctive relief which would prevent or materially delay or impair the consummation of the Transactions entered by any court or other Governmental Authority reversed on appeal or vacated. For purposes of this Section 6.01, as it relates to Investor, "reasonable best efforts" shall include Investor's agreement to (i) hold its airline assets, if any, in one or more subsidiaries separate from the company that will hold the Investor's equity interest in the Company, and (ii) nominate an Investor Director (as defined in the Stockholders Agreement) whose service would not conflict with applicable law. Except as provided in the immediately preceding sentence, Investor shall not be required (1) to divest, or agree to divest, any of its businesses or assets or any interest therein, or (2) to take or agree to take any other action or agree to any limitation, restriction or condition that could reasonably be expected to materially impair the benefits to Investor expected, as of the date of this Agreement, to be realized from the transactions contemplated hereby.

                           (b) Each of the Company, West and Investor shall, to
the extent related to the Investment, in connection with obtaining the approvals referenced in Section 6.01(a), use its reasonable best efforts to (i) subject to applicable law, permit the other party or the other party's outside counsel to review in advance any proposed written communication between it and any Governmental Authority, (ii) promptly inform each other of any communication (or other correspondence or memoranda) received by such party from, or given by such party to, any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby, (iii) consult with each other in advance to the extent practicable of any meeting or conference with any Governmental Authority or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the applicable Governmental Authority or other Person, give the other party the opportunity to attend and participate in such meetings and conferences, and (iv) furnish each other with copies of all correspondence, filings and written communications between them or their Subsidiaries or Affiliates on one hand, and any such Governmental Authority or its respective staff on the other hand, with respect to this Agreement and the transactions contemplated hereby, except that
(A) any materials concerning Investor's valuation of the transaction may be redacted and (B) any proprietary information of one party not previously disclosed to the other party may be disclosed only to the other party's outside counsel, at the option of the disclosing party.

                           (c) The Company shall, in coordination with Investor
(i) file with the Bankruptcy Court a bidding procedures motion, reasonably satisfactory to Investor, seeking approval of the break-up fee set forth in
Section 8.02(b) hereof, the expense reimbursement provisions set forth in
Section 9.01 hereof and the provisions of Section 4.20 of the Merger Agreement, and (ii) diligently seek approval of the Transactions (consistent with the Bidding Procedures, as hereinafter defined), and (iii) if the Company has determined that the Merger represents a highest and best Qualified Competing Plan Proposal (as defined in the order approving the bidding procedures), (A) file with the Bankruptcy Court, and diligently seek approval of, the Disclosure Statement (with the Plan attached as an exhibit thereto) reasonably satisfactory to Investor and (B) seek to obtain, as expeditiously as possible, a Confirmation Order with respect to the Plan that is reasonably satisfactory to the Investors.

                  Section 6.02 Notifications. At all times prior to the Closing Date, Investor shall promptly notify the Company and each of the Company and West shall promptly notify Investor in writing of any fact, change, condition, circumstance or occurrence or nonoccurrence of any event that will or is reasonably likely to result in such party's representations and warranties to be untrue or inaccurate in any material respect or the failure to satisfy the conditions to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.02 shall not be deemed to alter or amend such party's representations or warranties or limit or otherwise affect the remedies available hereunder to any party giving or receiving such notice.

                  Section 6.03 Financial and Other Information. From and after the date hereof, each of the Company and West shall, and shall cause each of their respective Subsidiaries and Representatives to, afford to Investor, its Affiliates and their respective Representatives, including qualified prospective lenders to Investor that sign appropriate confidentiality agreements, complete access, upon reasonable notice and in such manner as will not unreasonably interfere with the conduct of such companies' respective businesses, to their and their respective Subsidiaries respective facilities, properties, books, contracts, commitments, records (including information regarding any material pending or threatened legal proceeding to which any of such companies is, or reasonably expects to be, a party and negotiations relating to any labor agreements or labor disputes involving the Company, West or any of their respective Subsidiaries), key personnel, officers, independent accountants and legal counsel; provided, however, that neither the Company nor West will be required to provide access to employee personnel files if providing such files would be unreasonable or a violation of applicable Law.

                  Section 6.04 Delivery of Reports. Each of the Company and West and their respective Subsidiaries shall deliver to Investor, promptly following delivery to the ATSB, the reports concerning the weekly and monthly operating and financial data of the Company or West, as applicable, and their respective Subsidiaries that are delivered to the ATSB.

                  Section 6.05 Amendments to Merger Agreement; Etc. Other than pursuant to and in accordance with Section 4.20 of the Merger Agreement, the Company and West will not amend the Merger Agreement, the Plan, any Other Investment Agreement or any other Transaction Document, in each case without the prior written approval of the Investor, such approval not to be unreasonably withheld (it being understood that in such connection Investor is not required to consider the interests of any other Person), and, notwithstanding the foregoing, neither the Company nor West shall waive any condition to the consummation of the Merger or the Plan without the prior written approval of Investor.

                  Section 6.06 Publicity. Prior to the Closing, except as required by Law or by obligations pursuant to any listing agreement with or requirement of any national securities exchange or national quotation system on which the Common Stock, New Common Stock or the common stock of West is listed, admitted to trading or quoted, neither the Company (nor any of its Subsidiaries), West (nor any of its Subsidiaries) nor Investor (nor any of its Affiliates) shall, without the prior written consent of each other party hereto, which consent shall not be unreasonably withheld or delayed, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement or the Transaction Documents. Prior to making any public disclosure required by applicable Law or pursuant to any listing agreement with or requirement of any relevant national exchange or national quotation system, the disclosing party shall consult with the other parties hereto, to the extent feasible, as to the content and timing of such public announcement or press release. To the extent any party is required to file this Agreement or any Transaction Document with the SEC or any other Governmental Authority (including the Bankruptcy Court), the parties shall consult with each other concerning information for which confidential treatment will be requested.

                  Section 6.07 Investor Financing. Investor shall maintain sufficient and adequate resources to consummate the transactions contemplated by this Agreement at the Closing.

                  Section 6.08 Issuances of Equity Securities. The Company shall not accept subscriptions for, offer, issue, sell, or agree, commit or obligate itself to offer, issue or sell, any Equity Securities other than New Common Stock (a) issued to Investor pursuant to this Agreement, (b) issued to other Persons pursuant to other investment agreements entered into on terms and conditions, including without limitation purchase price, that are no more favorable to such Persons than the terms and conditions provided herein and in the Stockholders Agreement are to the Investor up to an aggregate amount of $500,000,000 including the investments of the Investor and the Other Investors,
(c) issued to West's equityholders pursuant to the Merger Agreement as set forth on Schedule 3.05, and (d) issued to existing equityholders and creditors of the Company pursuant to the Plan as set forth on Schedule 3.05, (e) issued by the Company on or prior to the Effective Date pursuant to a rights offering by the Company to existing Company and West stakeholders to purchase shares of New Common Stock at a price per share no less than the purchase price per share of New Common Stock paid by Investor under this Agreement and in an aggregate amount not to exceed the difference between $650,000,000 and the aggregate amount of the Investment, the Other Investments and the investment of any other Person under clause (b) above, and (f) issued by the Company on or prior to the Effective Date at a purchase price per share no less than the purchase price per share of New Common Stock paid by Investor under this Agreement and otherwise on terms and conditions that are no more favorable than the terms and conditions provided herein and in the Stockholders Agreement, for proceeds in excess of $650,000,000 provided that (i) the sole use of such proceeds is the redemption or repurchase of Equity Securities from existing Company and West stakeholders at a repurchase or redemption price that values the Equity Securities redeemed or repurchased (on an as-converted basis, in the case of convertible securities, and, in the case of Equity Securities of West, taking into account the Class B Merger Exchange Ratio (as defined in the Merger Agreement)) at a price per share no more than the purchase price per share of New Common Stock paid by Investor under this Agreement, (ii) the aggregate value of the New Common Stock (valued on the same basis as the New Common Stock to be issued pursuant to this Agreement) issued pursuant to this clause (f) shall not exceed $200,000,000 and
(iii) Investor is provided the right to purchase, at its option, up to $10,000,000 of the New Common Stock to be issued pursuant to this clause (f) at a price per share equal to the purchase price per share of New Common Stock paid by Investor under this Agreement. Notwithstanding the foregoing, in connection with the implementation of the Plan, the Company may authorize and reserve for issuance under the Company's equity incentive plan a number of shares of New Common Stock not to exceed 12.5% of the outstanding number of shares of New Common Stock on a Fully Diluted Basis as of the Effective Date, provided that any awards of such shares of New Common Stock made or committed to be made at anytime before the second anniversary of the Effective Date, (x) may only consist of options with an exercise price not less than the lesser of (a) Fair Market Value as of the date of grant and (b) the Investment Price (as appropriately adjusted to reflect stock splits, stock dividends, reverse splits and similar changes with respect to the New Common Stock effected after the Closing Date); provided that the exercise price for any options granted as of or immediately following the Effective Date shall be not less than the Investment Price and (y) shall not be effective unless such awards are approved or ratified by the Board (as constituted from and after the Effective Date as set forth in Section 1.8(a) of the Merger Agreement) or by a committee with appropriate authority granted by such Board.

                  Section 6.09 Transfer Taxes. All transfer taxes, fees and duties under applicable law incurred in connection with the Investment under this Agreement will be borne and paid by the Company and it shall promptly reimburse Investor for any such tax, fee or duty which Investor is required to pay under applicable law.

                  Section 6.10 Bankruptcy Covenants. (a) Notwithstanding anything herein to the contrary, the Company shall not, and shall cause each of the other Debtors not to, offer, agree to, or seek approval from the Bankruptcy Court for, and shall use their best efforts to object to any request by any other party for, any break-up fee, work fee, expense reimbursement or any other benefit or protection for any Person in connection with any proposed acquisition of or investment in any of the Debtors, other than (i) West, (ii) Investor, (iii) any Other Investor, and (iv) any other Person making an investment pursuant to Section 6.08(b); provided that (A) such other Person is purchasing at least $50,000,000 of New Common Stock on terms, and conditions, including without limitation purchase price, that are no more favorable to such other Person than the terms and conditions provided herein and in the Stockholders Agreement are to the Investor and (B) without limitation of the preceding clause (A), any break-up or similar fee payable to such other Person shall not exceed three percent (3.0%) of the aggregate amount of financing to be provided by such other Person.

         (b) Each of the Debtors agrees that if the Merger Agreement becomes the Approved Proposal (as defined in the Merger Agreement), it shall use its best efforts to cause any order approving the Approved Proposal to prohibit the Debtors (and any Person purporting to act on behalf of the estate of any Debtor) from violating the provisions of Section 4.4(a) of the Merger Agreement or from otherwise pursuing in any way any East Acquisition Proposal (as defined in the Merger Agreement) other than the Merger Agreement unless the Merger Agreement shall have previously been terminated in accordance with its terms.

         (c) In connection with any proceedings in the Bankruptcy Court related to the Bidding Procedures (as hereinafter defined), the order approving the Approved Proposal or the transactions contemplated by the Merger Agreement or this Agreement (or any Qualified Competing Plan Proposal (as defined in the Bidding Procedures)) (a) the Company shall provide to Investor copies of all motions, objections, pleadings, notices, proposed orders and other documents that are filed by or on behalf of any Debtor as soon as reasonably practicable prior to filing thereof with the Bankruptcy Court and (b) West shall provide to Investor copies of all motions, objections, pleadings, notices, proposed orders and other documents that are filed by or on behalf of West as soon as reasonably practicable prior to filing thereof with the Bankruptcy Court.

         (d) Except in accordance with the Bidding Procedures, the Company and West shall not, and shall not authorize or permit any of their Subsidiaries or any of the Company's or West's or such Subsidiaries' Representatives, directly or indirectly, to, (i) solicit, initiate, or take any action designed to induce a proposal or offer for an Alternative Proposal, (ii) participate in any discussions or negotiations regarding any Alternative Proposal, or (iii) enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Alternative Proposal. "Alternative Proposal" means (x) any Alternative Transaction, or proposal therefor, or (y) any proposed investment that would, or is intended to, replace all or a material portion of the investment contemplated by this Agreement.

                                   ARTICLE VII

                                   CONDITIONS

                  Section 7.01 Conditions to Investor's Obligations. The obligation of Investor to make the Investment pursuant to Section 2.01 hereof is subject to satisfaction or waiver of each of the following conditions precedent:

                           (a) Definitive Documents. Definitive Transaction
Documents (in form and substance reasonably satisfactory to Investor) shall have been prepared, negotiated and, to the extent applicable, duly executed by the parties (or, as applicable, their Affiliates), and approval by the Bankruptcy Court of such documents pursuant to a Final Order, to the extent necessary, shall have been obtained. All such Transaction Documents shall have been executed by the parties thereto (other than Investor and its Affiliates) on or prior to the Effective Date, shall not have been modified, amended, waived or supplemented without the consent of Investor, shall be in effect and the consummation of the transactions contemplated thereby shall not be stayed, and all conditions to the obligations of the parties under such Transaction Documents shall have been satisfied or waived. All corporate and other proceedings to be taken by the Company, West or any of their respective Subsidiaries in connection with such Transaction Documents and the transactions contemplated thereby to be completed at the Closing and documents incident thereto shall have been completed in form and substance reasonably satisfactory to Investor, and Investor shall have received all such counterpart originals or certified or other copies of such Transaction Documents and such other documents as it may reasonably request. Without limiting the generality of the foregoing, in connection with the consummation of the Plan, the Company and the Other Investors and shall have entered into the Stockholders Agreement.

                           (b) Company Representations and Warranties;
Covenants. The representations and warranties of the Company set forth in
Article III hereof (without giving effect to any material adverse effect, materiality or similar qualifier) shall have been true and correct in all respects on and as of the date hereof and at the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms of a different date, in which case it shall be true and correct as of such date), except to the extent that such inaccuracies in any such representation or warranty have not had, and would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required to be performed by it hereunder at or prior to the Closing, and the Company shall have delivered to Investor at the Closing a certificate dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company to the effect that the conditions set forth in this Section 7.01(b) have been satisfied.

                           (c) West Representations and Warranties; Covenants.
The representations and warranties of West set forth in Article IV hereof (without giving effect to any material adverse effect, materiality or similar qualifier) shall have been true and correct in all respects on and as of the date hereof and at the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms of a different date, in which case it shall be true and correct as of such date), except to the extent that such inaccuracies in any such representation or warranty have not had, and would not, individually or in the aggregate, have a Material Adverse Effect on West. West shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required to be performed by it hereunder at or prior to the Closing, and West shall have delivered to Investor at the Closing a certificate dated the Closing Date and signed by the chief executive officer and the chief financial officer of West to the effect that the conditions set forth in this Section 7.01(c) have been satisfied.

                           (d) Compliance with Laws, No Adverse Action or
Decision. Since the date hereof, (i) no Law shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents;
(ii) no preliminary or permanent injunction or other order by any Governmental Authority that restrains, enjoins, prevents, delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents shall have been issued and remain in effect, except for such injunctions that, if obtained, could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions; (iii) no Governmental Authority shall have instituted any legal proceeding that seeks to restrain, enjoin, prevent, delay, prohibit or otherwise make illegal the performance of any of the Transaction Documents, except for any such legal proceedings which have a significant possibility of being brought to a conclusion which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions, and (iv) there is no pending or threatened investigation or litigation by any other Person relating to the Transactions which, if determined adversely to the Company, West or Investor, would materially impair or limit the rights and benefits of Investor under the Transaction Documents or the economic benefits to Investor of the Transactions in the aggregate and which Investor reasonably believes, based on the advice of counsel, has a reasonable likelihood of success.

                           (e) Approvals. The Company, Investor and West shall
have received (i) all material Regulatory Approvals, which shall have become final (provided that, if an appeal of such Regulatory Approval is pending and such appeal has a significant possibility of being resolved adversely to the Company, Investor or West in a manner that would reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions, this clause (i) shall be deemed not to be satisfied), and (ii) all other material approvals, permits, authorizations, exemptions, consents, licenses and agreements from other third parties that are necessary to permit the Transactions to be completed or performed as contemplated by the Transaction Documents and to permit the Investor and its Affiliates and Company and its Affiliates (including West and its Subsidiaries) to carry on its business after such transactions in a manner not materially inconsistent with the manner in which it was carried on prior to the Effective Date (together with the Regulatory Approvals, the "Approvals"), which Approvals shall not contain any condition or restriction that materially impairs the ability of the Investor and its Affiliates or the ability of the Company (including West and its Subsidiaries) to carry on its business. All waiting periods imposed by applicable Law (including, without limitation, under the HSR Act) in connection with the Transactions shall have expired or been terminated without any action having been taken by any court of competent jurisdiction restraining, preventing or imposing materially adverse conditions upon such transactions or upon the conduct of the business of Investor, East, West or their respective Affiliates.

                           (f) Plan of Reorganization. The Plan shall be in a
form reasonably acceptable to the Investor, such Plan shall have been confirmed by the Bankruptcy Court, and such Plan shall among other things (i) not conflict with any material term of this Agreement, the Stockholders Agreement or the other Transaction Documents, (ii) be substantially consistent in all material respects with the terms of the Financial Plan including, without limitation, concessions obtained and to be obtained from the Debtors' employees, creditors, lessors and other claimants, and (iii) reflect a corporate and capital structure (including liabilities) of the Company consistent with the Financial Plan. All conditions to the effectiveness of the Plan, other than the consummation of this Agreement, shall have been satisfied, and a Confirmation Order in a form reasonably acceptable to the Investor shall have been entered and become a Final Order no later than December 31, 2005.

                           (g) Additional East Equity. In connection with the
emergence of the Company and the Operating Companies from chapter 11 and the consummation of the Plan, the Company will have received on the Effective Date cash equity investments aggregating not less than $375,000,000 and not more than $500,000,000 pursuant to this Agreement and the Other Investment Agreements (and including any loans converted into equity under the Air Wisconsin DIP Agreement), all on terms, including without limitation purchase price, no more favorable to the Other Investors and Eastshore Aviation LLC than the terms of this Agreement and the Stockholders Agreement are to the Investor, which with all other equity capital of the Company, will be invested only in a single class of common stock, the New Common Stock, with all such New Common Stock having the same voting rights, and shall have no other class of capital stock authorized in its charter other than the New Common Stock. The Company alone, and not any Affiliate of the Company, shall have issued Equity Securities in connection with the consummation of the Plan.

                           (h) Contracts. All material executory contracts and
unexpired leases, the assumption, assignment, rejection or renegotiation of which is necessary for the successful implementation of the Plan and the operation of the Company's business as such business is contemplated in the Financial Plan to be conducted, shall have been assumed, assigned, rejected or renegotiated, as applicable.

                           (i) Effective Date and Merger. The Effective Time (as
defined in the Merger Agreement) shall have occurred, or shall occur concurrently with the Closing, and the Merger shall have been, or will concurrently with the Closing be, consummated in accordance with the terms of the Merger Agreement without amendment or waiver other than as permitted in accordance with Section 6.05 of this Agreement.

                           (j) Conversion of Air Wisconsin DIP. Eastshore
Aviation LLC shall have converted the existing debt owed to it pursuant to the Air Wisconsin DIP Agreement into New Common Stock in an amount not less than $125,000,000 and on terms, including without limitation valuation of the New Common Stock, no more favorable than the terms of the Investment in New Common Stock being made by Investor pursuant to this Agreement and the Stockholders Agreement.

                           (k) No Conversion to Chapter 7. Neither the Company's
Chapter 11 Case nor US Airways Chapter 11 Case shall have been converted to a case under Chapter 7 of the Bankruptcy Code and no trustee shall have been appointed under any chapter of the Bankruptcy Code in respect of either such case.

                           (l) Certificate of Incorporation and Bylaws. The
Certificate of Incorporation and Bylaws, substantially in the forms attached as Exhibits C and D, respectively, to the Merger Agreement, shall have been filed with and accepted by the Secretary of State of the State of Delaware and shall have become effective. As of the Closing Date, the Company shall have delivered to Investor a complete and correct copy of the certificates of incorporation and the bylaws or comparable governing instruments of each of the Operating Companies, in full force and effect as of the Closing Date.

                           (m) Delivery. The Company shall have executed and
delivered to Investor the shares of New Common Stock pursuant to and in accordance with Section 2.01 hereof.

                           (n) Board Representation. The composition of the
Board shall be as set forth in Section 1.8(a) of the Merger Agreement.

                           (o) Directors' and Officers' Insurance. The Company
shall have procured and maintained in full force and effect directors' and officers' liability insurance with respect to members of the Board of Directors of the Company, which insurance shall be at least $100 million, and shall cover such risks, as is customary for a corporation in the Company's and its Affiliates respective businesses or other similar businesses.

                           (p) Absence of Changes. From the date of this
Agreement through the Closing Date, there shall not have occurred any change, event, occurrence, condition or development that has or could reasonably be expected to have a material adverse effect on the financial condition, assets, liabilities, business or results of operations of the Company or West or that would prevent, materially delay or materially impair the ability of the Company, West or Investor to consummate the transactions contemplated by this Agreement. The Company's financial and operational performance from the period from March 31, 2005 to the Closing Date shall not have deviated materially and adversely from the performance indicated in the Financial Plan.

                           (q) Profit Sharing Plan. The Company's employee
profit sharing plan shall have been amended on terms no less favorable to Investor than those set forth on Schedule 7.01(q).

                           (r) Listing. The shares of New Common Stock to be
issued to Investor under this Agreement shall have been authorized for listing or quotation, as applicable, on the New York Stock Exchange or NASDAQ Stock Market upon official notice of issuance.

                  Section 7.02 Conditions to the Company's Obligations. The obligation of the Company to issue and sell the New Common Stock pursuant to
Section 2.01 hereof at the Closing is subject to the satisfaction or waiver of each of the following conditions precedent:

                           (a) Definitive Documents. Definitive Transaction
Documents (in form and substance reasonably satisfactory to the Company) necessary to consummate the transactions contemplated herein shall have been prepared, negotiated and, to the extent applicable, executed by the parties (or, as applicable, their Affiliates), and approval by the Bankruptcy Court of such documents, as necessary, shall have been obtained. All Transaction Documents shall not have been modified, shall be in effect and the consummation of the transactions contemplated thereby shall not be stayed, and all conditions to the obligations of the parties under the Transaction Contracts shall have been satisfied or effectively waived. All corporate and other proceedings to be taken by Investor its Affiliates in connection with the Transaction Documents and the transactions contemplated thereby to be completed at the Closing and documents incident thereto shall have been completed in form and substance reasonably satisfactory to the Company, and the Company shall have received all such counterpart originals or certified or other copies of the Transaction Documents and such other documents as it may reasonably request.

                           (b) Investor Representations and Warranties;
Covenants. The representations and warranties of Investor set forth in Article V hereof (without giving effect to any material adverse effect, materiality or similar qualifier) shall have been true and correct in all respects, on and as of the date hereof and at the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date), except to the extent that such inaccuracies have not had, and would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor or its Affiliates to consummate the Transactions. Investor shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required to be performed by it at or prior to the Closing, and Investor shall have delivered to the Company and West at the Closing a certificate dated the Closing Date and signed on behalf of a member of Investor to the effect that the conditions set forth in this Section 7.02(b) have been satisfied.

                           (c) Compliance with Laws; No Adverse Action or
Decision. Since the date hereof, (i) no Law shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents with respect to the transactions contemplated thereby to be completed at the Closing;
(ii) no preliminary or permanent injunction or other order by any Governmental Authority or other Person that restrains, enjoins, prevents, delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents shall have been issued and remain in effect, except for such injunctions that, if obtained, could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions; and (iii) no Governmental Authority shall have instituted any legal proceeding that seeks to restrain, enjoin, prevent, delay, prohibit or otherwise make illegal the performance of any of the Transaction Documents, except for any legal proceedings which have a significant possibility of being brought to a conclusion which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions.

                           (d) Approvals. The Company and West shall have
received (i) all material Regulatory Approvals (other than waiting periods imposed by applicable Law as referred to later in this paragraph), which shall have become final (provided that, if an appeal of such Regulatory Approval is pending and such appeal has a significant possibility of being resolved adversely to the Company or West in a manner that would reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions, this clause (i) shall be deemed not to be satisfied), and (ii) all other Approvals, which Approvals shall not contain any condition or restriction that, in the Company's reasonable judgment, materially impairs the Company's ability to carry on its business. Without limiting the generality of clause
(ii), any and all required approvals under any material financing agreements to which the Company, West or any of their respective Subsidiaries is a party shall have been obtained. All waiting periods imposed by applicable Law (including, without limitation, under the HSR Act) in connection with the transactions contemplated by the Transaction Documents shall have expired or been terminated without any action having been taken by any court of competent jurisdiction restraining, preventing or imposing materially adverse conditions upon such transactions.

                           (e) Confirmation Order. The Confirmation Order,
satisfactory in form and substance in all respects to the Company, shall have been entered by the Bankruptcy Court and, once entered, shall not have been modified without the Company's and West's prior written consent in any manner materially adverse to the Company, shall be in effect and shall not have been stayed.

                           (f) Effective Date and the Merger. The Effective Date
and the satisfaction or waiver of all conditions to the closing of the Merger shall have occurred not later than the Closing.

                                  ARTICLE VIII

                                   TERMINATION

                  Section 8.01 Termination of Agreement. Subject to Section 8.02 hereof, this Agreement may be terminated by notice in writing at any time prior to the Closing by:

                           (a) Investor or the Company, if (i) closing of the
Transactions (including the Closing) shall not have occurred on or before December 31, 2005 or (ii) the Merger Agreement shall have been terminated in accordance with its terms on or before December 31, 2005;

                           (b) Investor, if (i) a bidding procedures order
(substantially in the form attached as Exhibit E to the Merger Agreement) approving the break-up fee set forth in Section 8.02(b) hereof, the expense reimbursement provisions set forth in Section 9.01 and the provisions of Section
4.20 of the Merger Agreement (in the form attached as Exhibit A to this Agreement) (the "Bidding Procedures") hereof shall not have been entered by the Bankruptcy Court within thirty (30) days following the date hereof, but in no event later than June 30, 2005, (ii) the Merger and the transactions contemplated by the Merger Agreement and this Agreement shall not have been determined by the Bankruptcy Court to be the Approved Proposal within sixty-five
(65) days after the entry by the Bankruptcy Court of the order approving the Bidding Procedures contemplated by the preceding clause (i), (iii) there shall have been a breach by the

Company or West of any material representation, warranty, covenant or agreement contained in this Agreement, which breach would result in the failure to satisfy any condition set forth in Section 7.01 hereof to Investor's obligations and that has not been cured within thirty (30) days following receipt by the Company or West of written notice from Investor of such breach, (iv) any condition set forth in Section 7.01 hereof to Investor's obligations is not capable of being satisfied, (v) the Company shall enter into a written agreement or letter of intent or agreement in principle providing for an Alternative Proposal, or (vi) the Bankruptcy Court shall have ordered the Company to terminate this Agreement in order to accept an Alternative Proposal;

                           (c) the Company, if (i) there shall have been a
breach by Investor of any material representation, warranty, covenant or agreement contained in this Agreement which breach would result in the failure to satisfy any condition set forth in Section 7.02 hereof to the Company's obligations and that has not been cured within thirty (30) days following receipt by Investor of written notice from the Company of such breach, or (ii) any condition set forth in Section 7.02 hereof to the Company's obligations is not capable of being satisfied; or

                           (d) mutual agreement in writing by the Company and
Investor.

                  Section 8.02 Effect of Termination.

                           (a) If this Agreement is terminated in accordance
with Section 8.01 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become null and void and of no further force and effect except that (i) the terms and provisions of this Section 8.02 and
Article IX hereof shall survive the termination of this Agreement, and (ii) any termination of this Agreement shall not relieve any party hereto from any liability for any willful breach of its obligations hereunder. A termination shall not void or affect any of the constituent transactions consummated prior to such termination or any sections hereof which by their terms survive termination.

                           (b) In the event that (i) the Investment is not
consummated, (ii) Investor is not in breach of any material representation, warranty, covenant or agreement contained in this Agreement and (iii) an Alternative Transaction is effectuated, with or without a merger with West, the Company shall on the date of the closing of such Alternative Transaction pay to Investor, by wire transfer of immediately available funds, a break-up fee equal to $1,500,000.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  Section 9.01 Fees and Expenses. (a) Except as expressly provided herein or in any Transaction Document, each party shall bear its own costs and expenses incurred in connection with this Agreement or any of the Transactions. Notwithstanding the foregoing, at the Closing, the Company shall reimburse Investor for (i) the reasonable out-of-pocket expenses of Investor relating to the enforcement of Investor's rights under the Term Sheet dated as of May 9, 2005, this Agreement and/or the Stockholders Agreement and (ii) filing fees incurred in connection with any required filings under the HSR Act.

                           (b) All amounts payable under this Agreement shall be
paid in immediately available funds to an account or accounts designated by the recipient of such amounts, except as otherwise provided herein.

                  Section 9.02 Survival of Representations, Warranties and Covenants. None of the representations, warranties or covenants contained in this Agreement shall survive the Closing Date.

                  Section 9.03 Specific Performance. The parties hereto specifically acknowledge that monetary damages are not an adequate remedy for violations of this Agreement, and that any party hereto may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law and to the extent the party seeking such relief would be entitled to the merits to obtain such relief, each party waives any objection to the imposition of such relief.

                  Section 9.04 General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned this Agreement and the Section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, any references to a party's "judgment", "satisfaction" or words of a similar import shall mean in such party's sole judgment. Unless otherwise specified, the terms "hereof," "herein" and similar terms refer to this Agreement as a whole (including the Exhibits and Schedules hereto), and references herein to Articles or Sections refer to Articles or Sections of this Agreement.

                  Section 9.05 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by first class mail, postage prepaid, to the addresses set forth on Schedule 9.05.

                  Section 9.06 Entire Agreement; Amendment. This Agreement and the documents described herein (including the Plan) or attached or delivered pursuant hereto (including, without limitation, the other Transaction Documents) set forth the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may only be amended, modified or supplemented in whole or in part at any time by an agreement in writing among the parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as waiver thereof, nor shall any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

                  Section 9.07 No Other Representations or Warranties. Except for the representations and warranties contained in this Agreement, neither East nor West, nor any agent, Affiliate, officer, director, employee or representative of either or them, nor any other Person, makes, or shall be deemed to make, any representation or warranty to Investor, express or implied, at law or in equity, on behalf of East or West, and East and West hereby exclude and disclaim any such representation or warranty whether by either East or West or any or their respective agents, Affiliates, officers, directors, employees or representatives or any other Person, notwithstanding the delivery or disclosure to Investor or any of their respective officers, directors, partners, employees or representatives or any other Person of any documentation or other information by East or West or any of their respective agents, Affiliates, officers, directors, employees or representatives or any other Person with respect to any one or more of the foregoing.

                  Section 9.08 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                  Section 9.09 Governing Law. To the extent not governed by the Bankruptcy Code, this Agreement shall be governed by, and interpreted in accordance with, the Laws of the State of New York applicable to contracts made and to be performed in that State without reference to its conflict of laws rules. The parties hereto agree that the appropriate and exclusive forum for any disputes arising out of this Agreement solely between the Company and Investor shall be the Bankruptcy Court, or if such court will not hear any such suit, the U.S. District Court for the Southern District of New York, and, the parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes arising out of this Agreement except as expressly set forth below for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the address specified in Section 9.05 hereof. The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the Law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by Law, that final and non-appealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. THE PARTIES AGREE TO WAIVE ANY AND ALL RIGHTS THAT THEY MAY HAVE TO A JURY TRIAL WITH RESPECT TO DISPUTES ARISING OUT OF THIS AGREEMENT.

                  Section 9.10 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the Company's, West's and Investor's successors and permitted assigns. Neither this Agreement nor any rights or obligations hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto.

                  Section 9.11 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  Section 9.12 Confidentiality. A version of this Agreement with certain competitively sensitive information redacted will be filed by the Company with the Motion. Each party hereto agrees not to disclose the unredacted version of this Agreement to any third parties (other than disclosure required by the SEC or any other Governmental Authority (including the Bankruptcy Court) or pursuant to any listing agreement with or requirement of any relevant national exchange or national quotation system) without appropriate confidentiality agreements with such third parties being in place that are reasonably acceptable to the other parties hereto.

         IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties hereto by their respective duly authorized officers, all as of the date first above written.

                                 PENINSULA INVESTMENT PARTNERS, L.P.

                                 By: PENINSULA CAPITAL APPRECIATION LLC
                                     its general partner

                                 By:   /s/  Ted Weschler
                                     -------------------------------------------
                                     Name:  Ted Weschler
                                     Title: Managing Member

                                 US AIRWAYS GROUP, INC.

                                 By:    /s/ Bruce R. Lakefield
                                     -------------------------------------------
                                     Name:  Bruce R. Lakefield
                                     Title: Chief Executive Officer

                                 AMERICA WEST HOLDINGS CORPORATION

                                 By:    /s/ W. Douglas Parker
                                     -------------------------------------------
                                     Name:  W. Douglas Parker
                                     Title: Chairman and Chief Executive Officer

                                                            Exhibit A-4 to the
                                                              Merger Agreement



                              INVESTMENT AGREEMENT

                            dated as of May 19, 2005

                                      among

                             US AIRWAYS GROUP, INC.,

                           AMERICA WEST HOLDINGS, INC.

                                       and

                             EASTSHORE AVIATION, LLC

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I DEFINITIONS.............................................................................................2
     Section 1.01 Definitions.....................................................................................2

ARTICLE II ISSUANCE AND PURCHASE OF NEW COMMON STOCK..............................................................7
     Section 2.01 Issuance and Purchase of New Common Stock.......................................................7
     Section 2.02 Closing.........................................................................................7

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................8
     Section 3.01 Incorporation by Reference of Representations and Warranties in the Merger
                      Agreement...................................................................................8
     Section 3.02 Authorization; No Contravention.................................................................8
     Section 3.03 Consents; No Conflicts..........................................................................9
     Section 3.04 Court Orders....................................................................................9
     Section 3.05 Capitalization; Securities......................................................................9
     Section 3.06 Information Provided...........................................................................10
     Section 3.07 Financial Advisors and Brokers.................................................................10
     Section 3.08 Regulatory Status..............................................................................10

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF WEST................................................................10
     Section 4.01 Incorporation by Reference of Representations and Warranties in the Merger
                      Agreement..................................................................................10
     Section 4.02 Authorization; No Contravention................................................................10
     Section 4.03 Consents; No Conflicts.........................................................................11
     Section 4.04 Court Orders...................................................................................11
     Section 4.05 Information Provided...........................................................................11
     Section 4.06 Financial Advisors and Brokers.................................................................11
     Section 4.07 Financial Plan.................................................................................12

ARTICLE V REPRESENTATIONS AND WARRANTIES OF INVESTOR.............................................................12
     Section 5.01 Organization...................................................................................12
     Section 5.02 Authorization; No Contravention................................................................12
     Section 5.03 Consents; No Conflicts.........................................................................12
     Section 5.04 Citizenship....................................................................................12

ARTICLE VI PRE-CLOSING COVENANTS.................................................................................12
     Section 6.01 Taking of Necessary Action.....................................................................12
     Section 6.02 Notifications..................................................................................14
     Section 6.03 Financial and Other Information................................................................14
     Section 6.04 Delivery of Reports............................................................................14
     Section 6.05 Amendments to Merger Agreement; Etc............................................................14
     Section 6.06 Publicity......................................................................................15
     Section 6.07 Issuances of Equity Securities.................................................................15

     Section 6.08 Transfer Taxes.................................................................................16
     Section 6.09 Bankruptcy Covenants...........................................................................16

ARTICLE VII CONDITIONS...........................................................................................17
     Section 7.01 Conditions to Investor's Obligations...........................................................17
     Section 7.02 Conditions to the Company's Obligations........................................................21

ARTICLE VIII TERMINATION.........................................................................................23
     Section 8.01 Termination of Agreement.......................................................................23
     Section 8.02 Effect of Termination..........................................................................23

ARTICLE IX MISCELLANEOUS.........................................................................................24
     Section 9.01 Fees and Expenses..............................................................................24
     Section 9.02 Survival of Representations, Warranties and Covenants..........................................24
     Section 9.03 Specific Performance...........................................................................24
     Section 9.04 General Interpretive Principles................................................................24
     Section 9.05 Notices........................................................................................24
     Section 9.06 Entire Agreement; Amendment....................................................................24
     Section 9.07 No Other Representations or Warranties.........................................................25
     Section 9.08 Counterparts...................................................................................25
     Section 9.09 Governing Law..................................................................................25
     Section 9.10 Successors and Assigns.........................................................................26
     Section 9.11 No Third-Party Beneficiaries...................................................................26
     Section 9.12 Confidentiality................................................................................26

EXHIBIT A            Merger Agreement
EXHIBIT B            Stockholders Agreement
Schedule 1           New Common Stock
Schedule 3.05        Capitalization
Schedule 7.01(q)     Terms of Revised Profit Sharing Plan
Schedule 9.05        Notices Information

                              INVESTMENT AGREEMENT

                  THIS INVESTMENT AGREEMENT (together with all exhibits and schedules hereto and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the "Agreement"), dated as of May 19, 2005, by and among Eastshore Aviation, L.L.C., a Delaware limited liability company (the "Investor"), US Airways Group, Inc., a Delaware corporation, and its successors (including, as the context may require, on or after the Effective Date, as reorganized pursuant to the Bankruptcy Code) (the "Company"), and America West Holdings Corporation, a Delaware corporation ("West").

                              W I T N E S S E T H:

                  WHEREAS, on September 12, 2004, the Company and certain of its Subsidiaries (the "Debtor Subsidiaries" and together with the Company, the "Debtors") filed voluntary petitions (the "Cases") for protection under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court") to enable the Debtors to be restructured pursuant to one or more plans of reorganization (collectively, the "Plan");

                  WHEREAS, the Debtors have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

                  WHEREAS, pursuant to the Plan, the Company intends to cancel all of the existing outstanding Equity Securities of the Company upon the Effective Date and issue the New Common Stock;

                  WHEREAS, pursuant to the Plan, the Company, Barbell Acquisition Corp. a Delaware corporation ("Merger Sub"), and West have entered into an Agreement and Plan of Merger (together with all of the schedules, exhibits and other attachments thereto, the "Merger Agreement"), attached as Exhibit A hereto;

                  WHEREAS, the Investor, US Airways, as Borrower, and certain affiliates thereof as guarantors, including the Company, are parties to the Junior Secured Debtor-in-Possession Credit Facility Agreement, dated as of February 18, 2005, as amended by Amendment No. 1 to the Junior Secured Debtor-in-Possession Credit Facility Agreement dated as of the date hereof (the "Credit Facility"), providing for, among other things, a DIP Credit Facility to be provided by the Investor to US Airways;

                  WHEREAS, subject to the other terms and conditions contained herein and in the Credit Facility, the Investor will convert the principal owed to it pursuant to the Credit Facility into shares of New Common Stock (such conversion, the "Investment") at the Investment Price;

                  WHEREAS, pursuant to the Other Investment Agreements, the Company intends to issue and sell to ACE Aviation Holdings Inc., Par Investment Partners, L.P. and Peninsula Investment Partners, L.P. (the "Other Investors") shares of New Common Stock pursuant to investment agreements entered into by the Other Investors in the forms previously provided to

Investor and on terms and conditions, including without limitation purchase price, that are no more favorable to the Other Investors than the terms and conditions provided herein and in the Stockholders Agreement are to the Investor;

                  WHEREAS, at the Closing, the Investor will enter into a Stockholders Agreement (the "Stockholders Agreement"), substantially in the form of Exhibit B hereto, with the Company and the Other Investors;

                  WHEREAS, the parties intend that the transactions contemplated hereby will be implemented by and take effect simultaneously with the implementation of the Plan on the Effective Date (except as to those transactions that are expressly intended to take effect at another date);

                  WHEREAS, the parties intend that all of the transactions contemplated hereby are intended to be treated as a single integrated transaction subject to the approval of the Bankruptcy Court as soon as reasonably practicable after the date hereof; and

                  WHEREAS, the Company, West and the Investor desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows, in the case of the Company, subject to Bankruptcy Court approval of this Agreement:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Affiliate" means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified Person, where "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, that when used with respect to the Company, "Affiliate" shall not include Investor or any Affiliate thereof.

                  "Agreement" has the meaning set forth in the preamble hereto.

                  "Approvals" has the meaning set forth in Section 7.01(e) hereof.

                  "ATSB" means the Air Transportation Stabilization Board, created pursuant to Section 102 of the Air Transportation Safety and System Stabilization Act, P.L. 107-42, as the same may be amended from time to time.

                  "Bankruptcy Code" has the meaning set forth in the recitals hereto.

                  "Bankruptcy Court" has the meaning set forth in the recitals hereto.

                  "Board" means the board of directors of the Company (including, with respect to periods following the Effective Date, the Company).

                  "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions of the State of New York are authorized by law or executive order to close.

                  "Bylaws" means the bylaws of the Company, as amended from time to time (including, with respect to periods following the Effective Date).

                  "Cases" has the meaning set forth in the recitals hereto.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as amended from time to time, including any certificate of designation relating to any Equity Securities of the Company (including, in each case, with respect to periods following the Effective Date).

                  "Certificated Air Carrier" means a Citizen of the United States holding an aircraft operating certificate issued pursuant to Chapter 447 of Title 49 of the United States Code or any analogous successor provision of the United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of 11 U.S.C. Section 1110 or any analogous successor provision of the Bankruptcy Code.

                  "Chapter 11" means Chapter 11 of the Bankruptcy Code.

                  "Citizen of the United States" has the meaning given to such term in Section 40102(a)(15) of Title 49 of the Transportation Code, or any subsequent legislation that amends, supplements or supersedes such provisions.

                  "Closing" means the closing of the issuance, sale and purchase of the New Common Stock pursuant to Section 2.01 hereof.

                  "Closing Date" has the meaning set forth in Section 2.02(a) hereof.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Confirmation Order" means a Final Order of the Bankruptcy Court approving the Plan.

                  "Debtors" has the meaning set forth in the recitals hereto.

                  "Debtor Subsidiaries" has the meaning set forth in the recitals hereto.

                  "Disclosure Statement" means a disclosure statement with respect to the Plan.

                  "Effective Date" means the effective date of the Plan.

                  "Equity Securities" shall mean (i) capital stock of, or other equity interests in, any Person, (ii) securities or other instruments convertible into or exchangeable for shares of capital stock, voting securities or other equity interests in such Person or (iii) options, warrants, investment agreements or other rights to acquire the securities described in clauses (i) and (ii), whether fixed or contingent, matured or unmatured, contractual, legal, equitable or otherwise.

                  "Fair Market Value" shall mean the fair market value of the New Common Stock, as determined by the Board. If the New Common Stock is traded on an over-the-counter securities market or national securities exchange, "Fair Market Value" shall mean the closing sales price of the New Common Stock reported on such over-the-counter market or such national securities exchange on the applicable date or, if no sales of New Common Stock have been reported for that date, on the next preceding date for which sales where reported.

                  "Final Order" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Cases or the docket of any other court of competent jurisdiction, that has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek reargument, reconsideration, or certiorari has expired and no appeal, motion for reconsideration or reargument or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari, motion for reconsideration or reargument that has been or may be filed has been resolved by the highest court to which the order or judgment was appealed or from which reargument, reconsideration, or certiorari was sought and the time to take any further appeal, petition for certiorari or move for reargument shall have expired.

                  "Fully Diluted Basis" means the number of shares of New Common Stock, without duplication, which are issued and outstanding or owned or held, as applicable, at the date of determination plus the number of shares of New Common Stock issuable pursuant to any Equity Securities then outstanding convertible into or exchangeable or exercisable for (whether or not subject to contingencies or passage of time, or both) shares of New Common Stock.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Hearing" means the hearing conducted in the Cases in the Bankruptcy Court seeking approval of the Motion.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

                  "Investor" has the meaning set forth in the preamble hereto.

                  "Investor Director" means any member of the Board of the Company nominated by Investor in accordance with the Stockholders Agreement.

                  "Investment" has the meaning set forth in the recitals hereto.

                  "Investment Price" has the meaning set forth in Section 2.01 hereof.

                  "JSA Agreement" means that certain Jet Service Agreement, dated February 18, 2005, as amended, between U.S. Airways and Air Wisconsin Airlines Corporation, regarding the use and operation of up to seventy (70) CRJ-200 aircraft.

                  "Law" means any law, treaty, statute, ordinance, code, rule or regulation of a Governmental Authority or judgment, decree, order, writ, award, injunction or determination of a court or other Governmental Authority.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever intended for security (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

                  "Material Adverse Effect" on any Person means (x) a material adverse effect on the financial condition, assets, liabilities, business or results of operations of such Person and its Subsidiaries taken as a whole, excluding any such effect resulting from (I) changes or conditions generally affecting the U.S. economy or financial markets, (II) changes or conditions generally affecting any of the segments of the airline industry in which such Person or any of its Subsidiaries operates, to the extent such conditions or changes do not disproportionately impact such Person or its Subsidiaries (III) changes or conditions resulting from divestiture required in order to satisfy
Section 5.1(b) of the Merger Agreement or (IV) the announcement or consummation of the Merger Agreement, or (y) an effect that would prevent, materially delay or materially impair the ability of such Person to consummate the Merger or the ability of such Person or the Investor to consummate the transactions contemplated by this Agreement. For purposes of this definition, any suspension of commercial air travel in the United States for a period of 72 hours or more shall be deemed to have a Material Adverse Effect on the Company and West.

                  "Merger" has the meaning assigned to such term in the Merger Agreement.

                  "Merger Agreement" has the meaning set forth in the recitals hereto.

                  "Merger Sub" has the meaning set forth in the recitals hereto.

                  "Motion" means the motion and any supporting papers seeking approval of the Transactions, in form and substance reasonably acceptable to Investor and providing, inter alia, not less than a ten (10) day notice period prior to the Hearing and providing for confidential treatment of portions of the Transaction Documents as mutually agreed by the Company and the Investor.

                  "New Common Stock" means the class of common stock of the Company authorized under the Certificate of Incorporation attached as Exhibit C to the Merger Agreement and to be issued to West shareholders pursuant to the Merger.

                  "Operating Companies" means, with respect to the Company, US Airways, PSA Airlines, Inc., a Pennsylvania corporation, Piedmont Airlines, Inc., a Maryland corporation and Material Services Company, Inc., a Delaware corporation.

                  "Other Investors" has the meaning set forth in the recitals hereto.

                  "Other Investments" means the purchase, issuance and sale by the Company to the Other Investors of shares of New Common Stock pursuant to the Other Investment Agreements.

                  "Other Investment Agreements" means the investment agreements entered into by the Company with any of the Other Investors.

                  "Person" means any individual, corporation, company, association, partnership, limited liability company, joint venture, trust, unincorporated organization, or Governmental Authority.

                  "Plan" has the meaning set forth in the recitals hereto.

                  "Postpetition," when used with respect to any agreement, instrument or any obligation arising thereunder, any claim or proceeding or any other matter, means an agreement or instrument that was first entered into or first became effective, an obligation, claim or proceeding that first arose or was first instituted, or another matter that first occurred, after the commencement of the Cases, or that was entered into or became effective, or arose, was instituted or occurred, before commencement of the Cases but has been assumed in the Cases.

                  "Regulatory Approvals" means, to the extent necessary in connection with the consummation of the transactions contemplated by the Transaction Documents, any and all certificates, permits, licenses, franchises, concessions, grants, consents, approvals, orders, registrations, authorizations, waivers, variances or clearances from, or filings or registrations with, Governmental Authorities (and shall not include clearance or approval under the HSR Act or any other Law that may require waiting periods prior to consummation of the Transactions).

                  "Representatives" means, with respect to any Person, such Person's officers, directors, employees, agents, attorneys, accountants, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such a Person.

                  "Republic" means Republic Airways Holdings Inc., a Delaware corporation.

                  "SEC" means the U.S. Securities and Exchange Commission.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Stockholders Agreement" has the meaning set forth in the recitals hereto.

                  "Subsidiary" means as to any Person, any other Person of which more than fifty percent (50%) of the shares of the voting stock or other ownership interests are owned or controlled, or the ability to select or elect more than fifty percent (50%) of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.

                  "Title 49" means Title 49 of the Code of Federal Regulations, as amended and in effect from time to time.

                  "Transactions" means the Merger, the execution, delivery and performance of this Agreement and each Other Investment Agreement (including the issuance of New Common Stock hereunder and thereunder), the Stockholders Agreement, and the execution, delivery and performance of the documents described in Articles II and VI hereof, in each case by the applicable party thereto.

                  "Transaction Contracts" means all of the Transaction Documents other than the Plan, the Confirmation Order.

                  "Transaction Documents" means this Agreement, the Plan, the Confirmation Order, the Merger Agreement, each Other Investment Agreement, the Stockholders Agreement, the documents described in Articles II and VI and all other documents necessary to consummate the Transactions and other arrangements contemplated hereby.

                  "Transportation Code" means Title 49 of the United States Code which, among other things, recodified and replaced the U.S. Transportation Code of 1958 and the regulations promulgated thereunder, or any subsequent legislation that amends, supplements or supersedes such provisions.

                  "US Airways" means US Airways, Inc., a Delaware corporation.

                  "West" has the meaning set forth in the preamble hereto.

                                   ARTICLE II

                    ISSUANCE AND PURCHASE OF NEW COMMON STOCK

                  Section 2.01 Issuance and Purchase of New Common Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Company will issue, sell and deliver to Investor, and Investor will purchase from the Company, that number of shares of New Common Stock set forth opposite Investor's name on Schedule 1 hereto, through the conversion of the amount of the principal outstanding as of the Closing under the Credit Facility divided by the aggregate purchase price set forth opposite Investor's name on
Schedule 1 hereto (the "Investment Price").

                  Section 2.02 Closing. (a) Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Sections 7.01 and 7.02 hereof, the Closing shall take place at the offices of Arnold & Porter LLP, 555 Twelfth Street, NW, Washington D.C. 20004, at 10:00 a.m., Washington D.C. time, on the first Business Day following the Effective Time (as such term is defined in the Merger Agreement) or at such other time, date and place as the parties may agree (the date on which the Closing occurs, the "Closing Date"); provided that the parties shall use reasonable best efforts to have the Closing take place on the first Business Day following the Effective Time.

                           (b) At the Closing, (i) the Company shall deliver to
Investor certificates representing the shares of New Common Stock to be purchased by, and sold to, Investor pursuant to Section 2.01 hereof (registered in the names and in the denominations designated by Investor at least two Business Days prior to the Closing Date), together with the other documents, certificates and opinions to be delivered pursuant to Section 7.01 hereof, and
(ii) the Company shall pay to the Investor (in immediately available funds by wire transfer to the account designated by the Investor, or by such other means as may be agreed between the parties hereto) all accrued and unpaid interest under the Credit Facility as of the Closing and (iii) Investor, in full payment for the shares of New Common Stock to be purchased by, and sold to, Investor pursuant to Section 2.01 hereof, shall deliver to the Company for cancellation the promissory notes issued to Investor pursuant to the Credit Facility, and shall deliver the certificate required pursuant to Section 7.02(b) hereof.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to Investor as follows:

                  Section 3.01 Incorporation by Reference of Representations and Warranties in the Merger Agreement. The Company hereby incorporates by reference, for the benefit of Investor as though set forth herein, the following representations and warranties (including the defined terms and disclosure items included therein and related thereto) in the Merger Agreement: Sections 3.2(a),
(f), (g), (h), (i), (j), (k), (l), (n), (o), (p), (q), (r), (s), (t), (u), (v),
(w) and (x). Each such representation which states that "East" (i.e., US Airways Group, Inc.) "has made available to West" certain materials shall be deemed to read "has made available to Investor" for purposes of this incorporation by reference.

                  Section 3.02 Authorization; No Contravention. The Transactions to be consummated by the Company and the Operating Companies and the performance of the Transaction Contracts are within the respective corporate power and authority of the Company and the Operating Companies (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan) and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement, the Merger Agreement, each Other Investment Agreement, the Stockholders Agreement and each other Transaction Contract entered into as of the date hereof have been duly executed and delivered by the Company and the Operating Companies party thereto (as applicable) and constitute (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the

Confirmation Order) and the Plan), a legal, valid and binding obligation of the Company and such Operating Companies, respectively, enforceable in accordance with its terms.

                  Section 3.03 Consents; No Conflicts. Other than the notices, reports, filings, consents, registrations, approvals, permits or authorizations required under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), with respect to the Company and the Operating Companies, the execution and delivery of each of the Transaction Contracts and the consummation of the Transactions (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan), except such as have been obtained or made and are in full force and effect and except where failure to obtain such consent, approval, registration, filing or other action would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, (ii) will not violate, conflict with or result in a breach, violation or default under (A) any applicable law, rule or regulation or any order of or restriction imposed by any Governmental Authority and except, in each case, where such violation of applicable law or regulation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or (B) the Certificate of Incorporation or Bylaws or any other organizational documents of the Company or any of its Subsidiaries,
(iii) will not violate, conflict with or result in a breach, or default under any Postpetition agreement, contract or obligation or Postpetition loan agreement or any other Postpetition indebtedness agreement or instrument of indebtedness binding upon the Company, any Operating Company or any of their respective Subsidiaries or its assets except where such default, breach or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and (iv) will not result in the creation or acceleration of any obligations or imposition of any Lien on any assets or properties of the Company or any of its Subsidiaries.

                  Section 3.04 Court Orders. Subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan, the performance of any action by the Company or the Operating Companies required or contemplated by this Agreement or any other Transaction Document is not restrained or enjoined by any order of the Bankruptcy Court or by any Governmental Authority (either temporarily, preliminarily or permanently).

                  Section 3.05 Capitalization; Securities. Upon the Closing and after giving effect to the Confirmation Order, the Plan, the Merger, the Investment and the Other Investments, the issued and outstanding capital stock of the Company shall consist solely of New Common Stock as provided on Schedule
3.05. Except as set forth on Schedule 3.05, upon the Closing and after giving effect to the Confirmation Order, the Plan, the Merger, the Investment and the Other Investments, there will not be any outstanding subscriptions, options, warrants, commitments, agreements or arrangements related to the issuance or sale of outstanding Equity Securities or securities or other instruments convertible into or exchangeable for any Equity Securities of the Company Upon the Closing Date, the New Common Stock to be issued and delivered to the Investor pursuant to the terms hereof, shall have been duly authorized and validly issued, fully paid, nonassessable and not subject to preemptive or similar rights of third parties or reserved for issuance in accordance with the terms of the Plan and Confirmation Order. The rights, preferences and privileges of the capital stock of the Company shall be as set forth in the Certificate of Incorporation of the Company, as amended pursuant to the Plan and in effect upon the Closing in the form attached as Exhibit C to the Merger Agreement.

                  Section 3.06 Information Provided. A true and correct copy of the Merger Agreement, and of each Other Investment Agreement, including each schedule, exhibit and other attachment or related agreement thereto and including in each case any amendments, supplements and modifications through the date hereof, has been provided to Investor. There are no other agreements, arrangements, understandings or commitments, written or oral, of any nature, between any of the Other Investors or their affiliates, on the one hand, and the Company, West or any of their affiliates on the other, relating to the transactions contemplated by the Transaction Documents.

                  Section 3.07 Financial Advisors and Brokers. Except for Seabury Aviation Advisors LLC and/or its Affiliates ("Seabury"), no Person has acted, directly or indirectly, as a broker, finder or financial advisor of the Company or any of the Operating Companies in connection with the Transaction Documents or the transactions contemplated thereby, and except for fees payable to Seabury by the Company, no Person acting for or on behalf of the Company or any of the Operating Companies is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of the Company or any of the Operating Companies.

                  Section 3.08 Regulatory Status. Neither the Company, nor any Operating Company nor any of their respective Subsidiaries is (i) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935. US Airways is a Certificated Air Carrier.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF WEST

                  West hereby represents and warrants to Investor as follows:

                  Section 4.01 Incorporation by Reference of Representations and Warranties in the Merger Agreement. West hereby incorporates by reference, for the benefit of Investor as though set forth herein, the following representations and warranties (including the defined terms and disclosure items related thereto) in the Merger Agreement: Sections 3.1(a), (b), (e), (f), (g),
(h), (i), (j), (k), (m), (n), (o), (p), (q), (r), (s), (t), (u), (v) and (w).
Each such representation which states that "West" (i.e., America West Holdings Corporation) "has made available to East" certain materials shall be deemed to read "has made available to Investor" for purposes of this incorporation by reference.

                  Section 4.02 Authorization; No Contravention. The Transactions to be consummated by West and performance of the Transaction Contracts to which West is or will be a party are within the corporate power and authority of West and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement, the Merger

Agreement, each Other Investment Agreement, and each other Transaction Contract to which West is a party, entered into as of the date hereof, have been duly executed and delivered by West and constitute a legal, valid and binding obligation of West, enforceable in accordance with its terms.

                  Section 4.03 Consents; No Conflicts. Other than the notices, reports, filings, consents, registrations, approvals, permits or authorizations required under the HSR Act, with respect to West, the execution and delivery of each of the Transaction Contracts to which West is or will be a party and the consummation of the Transactions (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority (subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan), except such as have been obtained or made and are in full force and effect and except where failure to obtain such consent, approval, registration, filing or other action would not reasonably be expected to have a Material Adverse Effect on West, (ii) will not violate, conflict with or result in a breach, violation or default under (A) any applicable law, rule or regulation or any order of or restriction imposed by any Governmental Authority and except, in each case, where such violation of applicable law or regulation would not reasonably be expected to have a Material Adverse Effect on West or (B) the Certificate of Incorporation or Bylaws or any other organizational documents of West or any of its Subsidiaries, (iii) will not violate, conflict with or result in a breach, or default under any agreement, contract or obligation or loan agreement or any other indebtedness agreement or instrument of indebtedness binding upon West or any of its Subsidiaries or its assets except where such default, breach or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on West and (iv) will not result in the creation or acceleration of any obligations or imposition of any Lien on any assets or properties of West or any of its Subsidiaries.

                  Section 4.04 Court Orders. Subject and after giving effect to any required approvals of the Bankruptcy Court (including, without limitation, to the extent applicable, the Confirmation Order) and the Plan, the performance of any action by West required or contemplated by this Agreement or any other Transaction Document is not restrained or enjoined by any order of the Bankruptcy Court or by any Governmental Authority (either temporarily, preliminarily or permanently).

                  Section 4.05 Information Provided. West has delivered to Investor a true and correct copy of the Merger Agreement, including any amendments, supplements and modifications through the date hereof.

                  Section 4.06 Financial Advisors and Brokers. Except for Greenhill & Co., LLC and/or its Affiliates ("Greenhill") and TPG Partners, L.P. and/or its Affiliates ("TPG"), no Person has acted, directly or indirectly, as a broker, finder or financial advisor of West in connection with the Transaction Documents or the transactions contemplated thereby, and except for fees payable to Greenhill and TPG by West, no Person acting for or on behalf of West is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of West.

                  Section 4.07 Financial Plan. The financial plan provided to Investor on May 12, 2005 (the "Financial Plan") was prepared by West in good faith using assumptions believed by West to be reasonable, and, as of the date hereof, the Financial Plan represents West's reasonable, good faith estimate of the future financial performance of the Company.

                                    ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

                  Investor represents and warrants to the Company as follows:

                  Section 5.01 Organization. It is an entity duly organized under the laws of the jurisdiction of its formation having all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and the Stockholders Agreement.

                  Section 5.02 Authorization; No Contravention. The execution, delivery and performance by Investor of this Agreement and the Stockholders Agreement and the consummation of the transactions contemplated hereby and thereby, are within Investor's powers and have been duly authorized by all necessary action and do not and will not contravene the terms of Investor's Operating Agreement. This Agreement constitutes and, when executed and delivered by Investor at Closing the Stockholders Agreement will constitute, a legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms.

                  Section 5.03 Consents; No Conflicts. Except for (i) the filing of a notification and report form under the HSR Act and the termination or expiration of the waiting period under the HSR Act, (ii) the filing of any other required applications or notices with any Governmental Authority and approval of such applications and notices, and (iii) approval by the Bankruptcy Court, no Approval is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Investor of this Agreement or the Stockholders Agreement or for the consummation of the transactions contemplated hereby and thereby, except for such Approvals that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor to consummate the Investment, and all of which have been duly obtained, taken, given or made and are in full force and effect, except for Approvals that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor to consummate the Investment.

                  Section 5.04 Citizenship. Investor (or its assignee, as permitted by Section 9.10 who acquires the New Common Stock hereunder at the Closing) is a Citizen of the Untied States.

                                   ARTICLE VI

                              PRE-CLOSING COVENANTS

                  Section 6.01 Taking of Necessary Action. (a) The Company, West and Investor (solely with respect to the Investment) shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable Law to consummate and make effective the Transactions as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings (including, without limitation, appropriate filings pursuant to the HSR Act) and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Authority in order to consummate the Transactions. In exercising the foregoing rights, the Company, West and Investor shall act reasonably and as promptly as practicable. The Company's, West's and (solely with respect to the Investment) Investor's obligations under this Section 6.01 shall include, without limitation, the obligation to use their respective reasonable best efforts to defend any lawsuits or legal proceedings, whether judicial or administrative, or any other actions by a Governmental Authority, challenging the Transactions, including using reasonable best efforts to seek to have any stay or other injunctive relief which would prevent or materially delay or impair the consummation of the Transactions entered by any court or other Governmental Authority reversed on appeal or vacated. For purposes of this Section 6.01, as it relates to Investor, "reasonable best efforts" shall include Investor's agreement to (i) hold its airline assets, if any, in one or more subsidiaries separate from the company that will hold the Investor's equity interest in the Company, and (ii) nominate an Investor Director (as defined in the Stockholders Agreement) whose service would not conflict with applicable law. Except as provided in the immediately preceding sentence, Investor shall not be required (1) to divest, or agree to divest, any of its businesses or assets or any interest therein, or (2) to take or agree to take any other action or agree to any limitation, restriction or condition that could reasonably be expected to materially impair the benefits to Investor expected, as of the date of this Agreement, to be realized from the transactions contemplated hereby.

                  (b) Each of the Company, West and Investor shall, to the extent related to the Investment, in connection with obtaining the approvals referenced in Section 6.01(a), use its reasonable best efforts to (i) subject to applicable law, permit the other party or the other party's outside counsel to review in advance any proposed written communication between it and any Governmental Authority, (ii) promptly inform each other of any communication (or other correspondence or memoranda) received by such party from, or given by such party to, any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby, (iii) consult with each other in advance to the extent practicable of any meeting or conference with any Governmental Authority or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the applicable Governmental Authority or other Person, give the other party the opportunity to attend and participate in such meetings and conferences, and (iv) furnish each other with copies of all correspondence, filings and written communications between them or their Subsidiaries or Affiliates on one hand, and any such Governmental Authority or its respective staff on the other hand, with respect to this Agreement and the transactions contemplated hereby, except that
(A) any materials concerning Investor's valuation of the transaction may be redacted and (B) any proprietary information of one party not previously disclosed to the other party may be disclosed only to the other party's outside counsel, at the option of the disclosing party.

                  (c) The Company shall, in coordination with Investor (i) file with the Bankruptcy Court a bidding procedures motion, reasonably satisfactory to Investor, the expense reimbursement provisions set forth in Section 9.01 hereof and the provisions of
Section 4.20 of the Merger Agreement, and (ii) diligently seek approval of the Transactions (consistent with the Bidding Procedures, as hereinafter defined), and (iii) if the Company has determined that the Merger represents a highest and best Qualified Competing Plan Proposal (as defined in the order approving the bidding procedures), (A) file with the Bankruptcy Court, and diligently seek approval of, the Disclosure Statement (with the Plan attached as an exhibit thereto) reasonably satisfactory to Investor and (B) seek to obtain, as expeditiously as possible, a Confirmation Order with respect to the Plan that is reasonably satisfactory to the Investor.

                  Section 6.02 Notifications. At all times prior to the Closing Date, Investor shall promptly notify the Company and each of the Company and West shall promptly notify Investor in writing of any fact, change, condition, circumstance or occurrence or nonoccurrence of any event that will or is reasonably likely to result in such party's representations and warranties to be untrue or inaccurate in any material respect or the failure to satisfy the conditions to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.02 shall not be deemed to alter or amend such party's representations or warranties or limit or otherwise affect the remedies available hereunder to any party giving or receiving such notice.

                  Section 6.03 Financial and Other Information. From and after the date hereof, each of the Company and West shall, and shall cause each of their respective Subsidiaries and Representatives to, afford to Investor, its Affiliates and their respective Representatives, including qualified prospective lenders to Investor that sign appropriate confidentiality agreements, complete access, upon reasonable notice and in such manner as will not unreasonably interfere with the conduct of such companies' respective businesses, to their and their respective Subsidiaries respective facilities, properties, books, contracts, commitments, records (including information regarding any material pending or threatened legal proceeding to which any of such companies is, or reasonably expects to be, a party and negotiations relating to any labor agreements or labor disputes involving the Company, West or any of their respective Subsidiaries), key personnel, officers, independent accountants and legal counsel; provided, however, that neither the Company nor West will be required to provide access to employee personnel files if providing such files would be unreasonable or a violation of applicable Law.

                  Section 6.04 Delivery of Reports. Each of the Company and West and their respective Subsidiaries shall deliver to Investor, promptly following delivery to the ATSB, the reports concerning the weekly and monthly operating and financial data of the Company or West, as applicable, and their respective Subsidiaries that are delivered to the ATSB.

                  Section 6.05 Amendments to Merger Agreement; Etc. Other than pursuant to and in accordance with Section 4.20 of the Merger Agreement, the Company and West will not amend the Merger Agreement, the Plan, any Other Investment Agreement or any other Transaction Document, in each case without the prior written approval of the Investor, such approval not to be unreasonably withheld (it being understood that in such connection Investor is not required to consider the interests of any other Person), and, notwithstanding the foregoing, neither the Company nor West shall waive any condition to the consummation of the Merger or the Plan without the prior written approval of Investor.

                  Section 6.06 Publicity. Prior to the Closing, except as required by Law or by obligations pursuant to any listing agreement with or requirement of any national securities exchange or national quotation system on which the Common Stock, New Common Stock or the common stock of West is listed, admitted to trading or quoted, neither the Company (nor any of its Subsidiaries), West (nor any of its Subsidiaries) nor Investor (nor any of its Affiliates) shall, without the prior written consent of each other party hereto, which consent shall not be unreasonably withheld or delayed, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement or the Transaction Documents. Prior to making any public disclosure required by applicable Law or pursuant to any listing agreement with or requirement of any relevant national exchange or national quotation system, the disclosing party shall consult with the other parties hereto, to the extent feasible, as to the content and timing of such public announcement or press release. To the extent any party is required to file this Agreement or any Transaction Document with the SEC or any other Governmental Authority (including the Bankruptcy Court), the parties shall consult with each other concerning information for which confidential treatment will be requested.

                  Section 6.07 Issuances of Equity Securities. The Company shall not accept subscriptions for, offer, issue, sell, or agree, commit or obligate itself to offer, issue or sell, any Equity Securities other than New Common Stock (a) issued to Investor pursuant to this Agreement, (b) issued to other Persons pursuant to other investment agreements entered into on terms and conditions, including without limitation purchase price, that are no more favorable to such Persons than the terms and conditions provided herein and in the Stockholders Agreement are to the Investor up to an aggregate amount of $500,000,000 including the investments of the Investor and the Other Investors,
(c) issued to West's equityholders pursuant to the Merger Agreement as set forth on Schedule 3.05, and (d) issued to existing equityholders and creditors of the Company pursuant to the Plan as set forth on Schedule 3.05, (e) issued by the Company on or prior to the Effective Date pursuant to a rights offering by the Company to existing Company and West stakeholders to purchase shares of New Common Stock at a price per share no less than the purchase price per share of New Common Stock paid by Investor under this Agreement and in an aggregate amount not to exceed the difference between $650,000,000 and the aggregate amount of the Investment, the Other Investments and the investment of any other Person under clause (b) above, and (f) issued by the Company on or prior to the Effective Date at a purchase price per share no less than the purchase price per share of New Common Stock paid by Investor under this Agreement and otherwise on terms and conditions that are no more favorable than the terms and conditions provided herein and in the Stockholders Agreement, for proceeds in excess of $650,000,000 provided that (i) the sole use of such proceeds is the redemption or repurchase of Equity Securities from existing Company and West stakeholders at a repurchase or redemption price that values the Equity Securities redeemed or repurchased (on an as-converted basis in the case of convertible securities and, in the case of Equity Securities of West, taking into account the Class B Merger Exchange Ratio (as defined in the Merger Agreement)) at a price per share no more than the purchase price per share of New Common Stock paid by Investor under this Agreement, (ii) the aggregate value of the New Common Stock (valued on the same basis as the New Common Stock to be issued pursuant to this Agreement) issued pursuant to this clause (f) shall not exceed $200,000,000 and
(iii) Investor is provided the right to purchase, at its option, up to $25,000,000 of the New Common Stock to be issued pursuant to this clause (f) at a price per share equal to the purchase price per share of New Common Stock paid by Investor under this Agreement. Notwithstanding the foregoing, in connection with the implementation of the Plan, the Company may authorize and reserve for issuance under the Company's equity incentive plan a number of shares of New Common Stock not to exceed 12.5% of the outstanding number of shares of New Common Stock on a Fully Diluted Basis as of the Effective Date, provided that any awards of such shares of New Common Stock made or committed to be made at anytime before the second anniversary of the Effective Date, (x) may only consist of options with an exercise price not less than the lesser of (a) Fair Market Value as of the date of grant and (b) the Investment Price (as appropriately adjusted to reflect stock splits, stock dividends, reverse splits and similar changes with respect to the New Common Stock effected after the Closing Date); provided that the exercise price for any options granted as of or immediately following the Effective Date shall be not less than the Investment Price and (y) shall not be effective unless such awards are approved or ratified by the Board (as constituted from and after the Effective Date as set forth in Section 1.8(a) of the Merger Agreement) or by a committee with appropriate authority granted by such Board.

                  Section 6.08 Transfer Taxes. All transfer taxes, fees and duties under applicable law incurred in connection with the Investment under this Agreement will be borne and paid by the Company and it shall promptly reimburse Investor for any such tax, fee or duty which Investor is required to pay under applicable law.

                  Section 6.09 Bankruptcy Covenants. (a)Notwithstanding anything herein to the contrary, the Company shall not, and shall cause each of the other Debtors not to, offer, agree to, or seek approval from the Bankruptcy Court for, and shall use their best efforts to object to any request by any other party for, any break-up fee, work fee, expense reimbursement or any other benefit or protection for any Person in connection with any proposed acquisition of or investment in any of the Debtors, other than (i) West, (ii) Investor, (iii) any Other Investor, and (iv) any other Person making an investment pursuant to
Section 6.08(b); provided that (A) such other Person is purchasing at least $50,000,000 of New Common Stock on terms, and conditions, including without limitation purchase price, that are no more favorable to such other Person than the terms and conditions provided herein and in the Stockholders Agreement are to the Investor and (B) without limitation of the preceding clause (A), any break-up or similar fee payable to such other Person shall not exceed three percent (3.0%) of the aggregate amount of financing to be provided by such other Person.

         (b) Each of the Debtors agrees that if the Merger Agreement becomes the Approved Proposal (as defined in the Merger Agreement), it shall use its best efforts to cause any order approving the Approved Proposal to prohibit the Debtors (and any Person purporting to act on behalf of the estate of any Debtor) from violating the provisions of Section 4.4(a) of the Merger Agreement or from otherwise pursuing in any way any East Acquisition Proposal (as defined in the Merger Agreement) other than the Merger Agreement unless the Merger Agreement shall have previously been terminated in accordance with its terms.

         (c) In connection with any proceedings in the Bankruptcy Court related to the Bidding Procedures (as hereinafter defined), the order approving the Approved Proposal or the transactions contemplated by the Merger Agreement or this Agreement (or any Qualified Competing Plan Proposal (as defined in the Bidding Procedures)) (a) the Company shall provide to Investor copies of all motions, objections, pleadings, notices, proposed orders and other documents that are filed by or on behalf of any Debtor as soon as reasonably practicable prior to filing thereof with the Bankruptcy Court and (b) West shall provide to Investor copies of all motions, objections, pleadings, notices, proposed orders and other documents that are filed by or on behalf of West as soon as reasonably practicable prior to filing thereof with the Bankruptcy Court.

         (d) Except in accordance with the Bidding Procedures, the Company and West shall not, and shall not authorize or permit any of their Subsidiaries or any of the Company's or West's or such Subsidiaries' Representatives, directly or indirectly, to, (i) solicit, initiate, or take any action designed to induce a proposal or offer for an Alternative Proposal, (ii) participate in any discussions or negotiations regarding any Alternative Proposal, or (iii) enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Alternative Proposal. "Alternative Proposal" means (x) any Alternative Transaction, or proposal therefor, or (y) any proposed investment that would, or is intended to, replace all or a material portion of the investment contemplated by this Agreement.

                                   ARTICLE VII

                                   CONDITIONS

                  Section 7.01 Conditions to Investor's Obligations. The obligation of Investor to make the Investment pursuant to Section 2.01 hereof is subject to satisfaction or waiver of each of the following conditions precedent:

                           (a) Definitive Documents. Definitive Transaction
Documents (in form and substance reasonably satisfactory to Investor) shall have been prepared, negotiated and, to the extent applicable, duly executed by the parties (or, as applicable, their Affiliates), and approval by the Bankruptcy Court of such documents pursuant to a Final Order, to the extent necessary, shall have been obtained. All such Transaction Documents shall have been executed by the parties thereto (other than Investor and its Affiliates) on or prior to the Effective Date, shall not have been modified, amended, waived or supplemented without the consent of Investor, shall be in effect and the consummation of the transactions contemplated thereby shall not be stayed, and all conditions to the obligations of the parties under such Transaction Documents shall have been satisfied or waived. All corporate and other proceedings to be taken by the Company, West or any of their respective Subsidiaries in connection with such Transaction Documents and the transactions contemplated thereby to be completed at the Closing and documents incident thereto shall have been completed in form and substance reasonably satisfactory to Investor, and Investor shall have received all such counterpart originals or certified or other copies of such Transaction Documents and such other documents as it may reasonably request. Without limiting the generality of the foregoing, in connection with the consummation of the Plan, the Company and the Other Investors and shall have entered into the Stockholders Agreement.

                           (b) Company Representations and Warranties;
Covenants. The representations and warranties of the Company set forth in
Article III hereof (without giving effect to any material adverse effect, materiality or similar qualifier) shall have been true and correct in all respects on and as of the date hereof and at the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms of a different date, in which case it shall be true and correct as of such date), except to the extent that such inaccuracies in any such representation or warranty have not had, and would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required to be performed by it hereunder at or prior to the Closing, and the Company shall have delivered to Investor at the Closing a certificate dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company to the effect that the conditions set forth in this Section 7.01(b) have been satisfied.

                           (c) West Representations and Warranties; Covenants.
The representations and warranties of West set forth in Article IV hereof (without giving effect to any material adverse effect, materiality or similar qualifier) shall have been true and correct in all respects on and as of the date hereof and at the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms of a different date, in which case it shall be true and correct as of such date), except to the extent that such inaccuracies in any such representation or warranty have not had, and would not, individually or in the aggregate, have a Material Adverse Effect on West. West shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required to be performed by it hereunder at or prior to the Closing, and West shall have delivered to Investor at the Closing a certificate dated the Closing Date and signed by the chief executive officer and the chief financial officer of West to the effect that the conditions set forth in this Section 7.01(c) have been satisfied.

                           (d) Compliance with Laws, No Adverse Action or
Decision. Since the date hereof, (i) no Law shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents;
(ii) no preliminary or permanent injunction or other order by any Governmental Authority that restrains, enjoins, prevents, delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents shall have been issued and remain in effect, except for such injunctions that, if obtained, could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions; (iii) no Governmental Authority shall have instituted any legal proceeding that seeks to restrain, enjoin, prevent, delay, prohibit or otherwise make illegal the performance of any of the Transaction Documents, except for any such legal proceedings which have a significant possibility of being brought to a conclusion which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions, and (iv) there is no pending or threatened investigation or litigation by any other Person relating to the Transactions which, if determined adversely to the Company, West or Investor, would materially impair or limit the rights and benefits of Investor under the Transaction Documents or the economic benefits to Investor of the Transactions in the aggregate and which Investor reasonably believes, based on the advice of counsel, has a reasonable likelihood of success.

                           (e) Approvals. The Company, Investor and West shall
have received (i) all material Regulatory Approvals, which shall have become final (provided that, if an appeal of such Regulatory Approval is pending and such appeal has a significant possibility of being resolved adversely to the Company, Investor or West in a manner that would reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions, this clause (i) shall be deemed not to be satisfied), and (ii) all other material approvals, permits, authorizations, exemptions, consents, licenses and agreements from other third parties that are necessary to permit the Transactions to be completed or performed as contemplated by the Transaction Documents and to permit the Investor and its Affiliates and Company and its Affiliates (including West and its Subsidiaries) to carry on its business after such transactions in a manner not materially inconsistent with the manner in which it was carried on prior to the Effective Date (together with the Regulatory Approvals, the "Approvals"), which Approvals shall not contain any condition or restriction that materially impairs the ability of the Investor and its Affiliates or the ability of the Company (including West and its Subsidiaries) to carry on its business. All waiting periods imposed by applicable Law (including, without limitation, under the HSR Act) in connection with the Transactions shall have expired or been terminated without any action having been taken by any court of competent jurisdiction restraining, preventing or imposing materially adverse conditions upon such transactions or upon the conduct of the business of Investor, East, West or their respective Affiliates.

                           (f) Plan of Reorganization. The Plan shall be in a
form reasonably acceptable to the Investor, such Plan shall have been confirmed by the Bankruptcy Court, and such Plan shall among other things (i) not conflict with any material term of this Agreement, the Stockholders Agreement or the other Transaction Documents, (ii) be substantially consistent in all material respects with the terms of the Financial Plan including, without limitation, concessions obtained and to be obtained from the Debtors' employees, creditors, lessors and other claimants, and (iii) reflect a corporate and capital structure (including liabilities) of the Company consistent with the Financial Plan. All conditions to the effectiveness of the Plan, other than the consummation of this Agreement, shall have been satisfied, and a Confirmation Order in a form reasonably acceptable to the Investor shall have been entered and become a Final Order no later than December 31, 2005.

                           (g) Additional East Equity. In connection with the
emergence of the Company and the Operating Companies from chapter 11 and the consummation of the Plan, the Company will have received on the Effective Date cash equity investments aggregating not less than $375,000,000 and not more than $500,000,000 pursuant to the Other Investment Agreements (and this Agreement through the conversion of Investor's loans under the Credit Facility pursuant hereto), all on terms, including without limitation purchase price, no more favorable to the Other Investors than the terms of this Agreement and the Stockholders Agreement are to the Investor, which with all other equity capital of the Company, will be invested only in a single class of common stock, the New Common Stock, with all such New Common Stock having the same voting rights, and shall have no other class of capital stock authorized in its charter other than the New Common Stock. The Company alone, and not any Affiliate of the Company, shall have issued Equity Securities in connection with the consummation of the Plan.

                           (h) Contracts. All material executory contracts and
unexpired leases, the assumption, assignment, rejection or renegotiation of which is necessary for the successful implementation of the Plan and the operation of the Company's business as such business is contemplated in the Financial Plan to be conducted, shall have been assumed, assigned, rejected or renegotiated, as applicable.

                           (i) Effective Date and Merger. The Effective Time (as
defined in the Merger Agreement) shall have occurred, or shall occur concurrently with the Closing, and the Merger shall have been, or will concurrently with the Closing be, consummated in accordance with the terms of the Merger Agreement without amendment or waiver other than as permitted in accordance with Section 6.05 of this Agreement.

                           (j) No Conversion to Chapter 7. Neither the Company's
Chapter 11 Case nor US Airways Chapter 11 Case shall have been converted to a case under Chapter 7 of the Bankruptcy Code and no trustee shall have been appointed under any chapter of the Bankruptcy Code in respect of either such case.

                           (k) Certificate of Incorporation and Bylaws. The
Certificate of Incorporation and Bylaws, substantially in the forms attached as Exhibits C and D, respectively, to the Merger Agreement, shall have been filed with and accepted by the Secretary of State of the State of Delaware and shall have become effective. As of the Closing Date, the Company shall have delivered to Investor a complete and correct copy of the certificates of incorporation and the bylaws or comparable governing instruments of each of the Operating Companies, in full force and effect as of the Closing Date.

                           (l) Delivery. The Company shall have executed and
delivered to Investor the shares of New Common Stock pursuant to and in accordance with Section 2.01 hereof.

                           (m) Board Representation. The composition of the
Board shall be as set forth in Section 1.8(a) of the Merger Agreement, which shall be included in a staggered board consisting of three classes with the directors in class three having a term of at least three years from the Effective Date, and, as contemplated by the Stockholders Agreement, the Investor Director designated by Investor, if so designated, shall have been elected or appointed to the Board for an initial term of three years.

                           (n) Directors' and Officers' Insurance. The Company
shall have procured and maintained in full force and effect directors' and officers' liability insurance with respect to members of the Board of Directors of the Company, which insurance shall be at least $100 million, and shall cover such risks, as is customary for a corporation in the Company's and its Affiliates respective businesses or other similar businesses.

                           (o) Absence of Changes. From the date of this
Agreement through the Closing Date, there shall not have occurred any change, event, occurrence, condition or development that has or could reasonably be expected to have a material adverse effect on the financial condition, assets, liabilities, business or results of operations of the Company or West or that would prevent, materially delay or materially impair the ability of the Company, West or Investor to consummate the transactions contemplated by this Agreement. The Company's financial and operational performance from the period from March 31, 2005 to the Closing Date shall not have deviated materially and adversely from the performance indicated in the Financial Plan.

                           (p) Profit Sharing Plan. The Company's employee
profit sharing plan shall have been amended on terms no less favorable to Investor than those set forth on Schedule 7.01(q).

                           (q) Listing. The shares of New Common Stock to be
issued to Investor under this Agreement shall have been authorized for listing or quotation, as applicable, on the New York Stock Exchange or NASDAQ Stock Market upon official notice of issuance.

                           (r) Amendment to JSA Agreement. An amendment to the
JSA Agreement, in form and substance reasonably satisfactory to the Investor, providing for a guarantee of payment by the Company with respect to the obligations of US Airways under the JSA Agreement (excluding any consequential damages), if US Airways is in breach thereof, shall be duly executed and delivered to US Airways and the Company.

                  Section 7.02 Conditions to the Company's Obligations. The obligation of the Company to issue and sell the New Common Stock pursuant to
Section 2.01 hereof at the Closing is subject to the satisfaction or waiver of each of the following conditions precedent:

                           (a) Definitive Documents. Definitive Transaction
Documents (in form and substance reasonably satisfactory to the Company) necessary to consummate the transactions contemplated herein shall have been prepared, negotiated and, to the extent applicable, executed by the parties (or, as applicable, their Affiliates), and approval by the Bankruptcy Court of such documents, as necessary, shall have been obtained. All Transaction Documents shall not have been modified, shall be in effect and the consummation of the transactions contemplated thereby shall not be stayed, and all conditions to the obligations of the parties under the Transaction Contracts shall have been satisfied or effectively waived. All corporate and other proceedings to be taken by Investor its Affiliates in connection with the Transaction Documents and the transactions contemplated thereby to be completed at the Closing and documents incident thereto shall have been completed in form and substance reasonably satisfactory to the Company, and the Company shall have received all such counterpart originals or certified or other copies of the Transaction Documents and such other documents as it may reasonably request.

                           (b) Investor Representations and Warranties;
Covenants. The representations and warranties of Investor set forth in Article V hereof (without giving effect to any material adverse effect, materiality or similar qualifier) shall have been true and correct in all respects, on and as of the date hereof and at the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date), except to the extent that such inaccuracies have not had, and would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor or its Affiliates to consummate the Transactions. Investor shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings, covenants and conditions required to be performed by it at or prior to the Closing, and Investor shall have delivered to the Company and West at the Closing a certificate dated the Closing Date and signed on behalf of a member of Investor to the effect that the conditions set forth in this Section 7.02(b) have been satisfied.

                           (c) Compliance with Laws; No Adverse Action or
Decision. Since the date hereof, (i) no Law shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents with respect to the transactions contemplated thereby to be completed at the Closing;
(ii) no preliminary or permanent injunction or other order by any Governmental Authority or other Person that restrains, enjoins, prevents, delays, prohibits or otherwise makes illegal the performance of any of the Transaction Documents shall have been issued and remain in effect, except for such injunctions that, if obtained, could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions; and (iii) no Governmental Authority shall have instituted any legal proceeding that seeks to restrain, enjoin, prevent, delay, prohibit or otherwise make illegal the performance of any of the Transaction Documents, except for any legal proceedings which have a significant possibility of being brought to a conclusion which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions.

                           (d) Approvals. The Company and West shall have
received (i) all material Regulatory Approvals (other than waiting periods imposed by applicable Law as referred to later in this paragraph), which shall have become final (provided that, if an appeal of such Regulatory Approval is pending and such appeal has a significant possibility of being resolved adversely to the Company or West in a manner that would reasonably be expected to have a material adverse effect on the ability of Investor, the Company or West or their respective Affiliates to consummate the Transactions, this clause
(i) shall be deemed not to be satisfied), and (ii) all other Approvals, which Approvals shall not contain any condition or restriction that, in the Company's reasonable judgment, materially impairs the Company's ability to carry on its business. Without limiting the generality of clause (ii), any and all required approvals under any material financing agreements to which the Company, West or any of their respective Subsidiaries is a party shall have been obtained. All waiting periods imposed by applicable Law (including, without limitation, under the HSR Act) in connection with the transactions contemplated by the Transaction Documents shall have expired or been terminated without any action having been taken by any court of competent jurisdiction restraining, preventing or imposing materially adverse conditions upon such transactions.

                           (e) Confirmation Order. The Confirmation Order,
satisfactory in form and substance in all respects to the Company, shall have been entered by the Bankruptcy Court and, once entered, shall not have been modified without the Company's and West's prior written consent in any manner materially adverse to the Company, shall be in effect and shall not have been stayed.

                           (f) Effective Date and the Merger. The Effective Date
and the satisfaction or waiver of all conditions to the closing of the Merger shall have occurred not later than the Closing.

                           (g) Citizenship. The Company and West shall have
received reasonably satisfactory assurances as it may request that Investor is a Citizen of the United States.

                                  ARTICLE VIII

                                   TERMINATION

                  Section 8.01 Termination of Agreement. Subject to Section 8.02 hereof, this Agreement may be terminated by notice in writing at any time prior to the Closing by:

                           (a) Investor or the Company, if (i) closing of the
Transactions (including the Closing) shall not have occurred on or before December 31, 2005 or (ii) the Merger Agreement shall have been terminated in accordance with its terms on or before December 31, 2005;

                           (b) Investor, if (i) a bidding procedures order
(substantially in the form attached as Exhibit E to the Merger Agreement) approving the expense reimbursement provisions set forth in Section 9.01 and the provisions of Section 4.20 of the Merger Agreement (in the form attached as Exhibit A to this Agreement) (the "Bidding Procedures") hereof shall not have been entered by the Bankruptcy Court within thirty (30) days following the date hereof, but in no event later than June 30, 2005, (ii) the Merger and the transactions contemplated by the Merger Agreement and this Agreement shall not have been determined by the Bankruptcy Court to be the Approved Proposal within sixty-five (65) days after the entry by the Bankruptcy Court of the order approving the Bidding Procedures contemplated by the preceding clause (i), (iii) there shall have been a breach by the Company or West of any material representation, warranty, covenant or agreement contained in this Agreement, which breach would result in the failure to satisfy any condition set forth in
Section 7.01 hereof to Investor's obligations and that has not been cured within thirty (30) days following receipt by the Company or West of written notice from Investor of such breach, (iv) any condition set forth in Section 7.01 hereof to Investor's obligations is not capable of being satisfied, (v) the Company shall enter into a written agreement or letter of intent or agreement in principle providing for an Alternative Proposal, or (vi) the Bankruptcy Court shall have ordered the Company to terminate this Agreement in order to accept an Alternative Proposal;

                           (c) the Company, if (i) there shall have been a
breach by Investor of any material representation, warranty, covenant or agreement contained in this Agreement which breach would result in the failure to satisfy any condition set forth in Section 7.02 hereof to the Company's obligations and that has not been cured within thirty (30) days following receipt by Investor of written notice from the Company of such breach, or (ii) any condition set forth in Section 7.02 hereof to the Company's obligations is not capable of being satisfied; or

                           (d) mutual agreement in writing by the Company and
Investor.

                  Section 8.02 Effect of Termination. If this Agreement is terminated in accordance with Section 8.01 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become null and void and of no further force and effect except that (i) the terms and provisions of this Section 8.02 and Article IX hereof shall survive the termination of this Agreement, and (ii) any termination of this Agreement shall not relieve any party hereto from any liability for any willful breach of its obligations hereunder. A termination shall not void or affect any of the constituent transactions consummated prior to such termination or any sections hereof which by their terms survive termination. If this Agreement is terminated in accordance with Section 8.01 hereof and the transactions contemplated hereby are not consummated, Amendment No. 1 to the Credit Facility shall automatically terminate and be of no further effect; however, such termination shall not otherwise void or affect any other terms of the Credit Facility.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  Section 9.01 Fees and Expenses. (a) Except as expressly provided herein or in any Transaction Document, each party shall bear its own costs and expenses incurred in connection with this Agreement or any of the Transactions.

                           (b) All amounts payable under this Agreement shall be
paid in immediately available funds to an account or accounts designated by the recipient of such amounts, except as otherwise provided herein.

                  Section 9.02 Survival of Representations, Warranties and Covenants. None of the representations, warranties or covenants contained in this Agreement shall survive the Closing Date.

                  Section 9.03 Specific Performance. The parties hereto specifically acknowledge that monetary damages are not an adequate remedy for violations of this Agreement, and that any party hereto may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law and to the extent the party seeking such relief would be entitled to the merits to obtain such relief, each party waives any objection to the imposition of such relief.

                  Section 9.04 General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned this Agreement and the Section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, any references to a party's "judgment", "satisfaction" or words of a similar import shall mean in such party's sole judgment. Unless otherwise specified, the terms "hereof," "herein" and similar terms refer to this Agreement as a whole (including the Exhibits and Schedules hereto), and references herein to Articles or Sections refer to Articles or Sections of this Agreement.

                  Section 9.05 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by first class mail, postage prepaid, to the addresses set forth on Schedule 9.05.

                  Section 9.06 Entire Agreement; Amendment. This Agreement and the documents described herein (including the Plan and the Credit Facility) or attached or delivered pursuant hereto (including, without limitation, the other Transaction Documents) set forth the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may only be amended, modified or supplemented in whole or in part at any time by an agreement in writing among the parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as waiver thereof, nor shall any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

                  Section 9.07 No Other Representations or Warranties. Except for the representations and warranties contained in this Agreement, neither East nor West, nor any agent, Affiliate, officer, director, employee or representative of either or them, nor any other Person, makes, or shall be deemed to make, any representation or warranty to Investor, express or implied, at law or in equity, on behalf of East or West, and East and West hereby exclude and disclaim any such representation or warranty whether by either East or West or any or their respective agents, Affiliates, officers, directors, employees or representatives or any other Person, notwithstanding the delivery or disclosure to Investor or any of their respective officers, directors, partners, employees or representatives or any other Person of any documentation or other information by East or West or any of their respective agents, Affiliates, officers, directors, employees or representatives or any other Person with respect to any one or more of the foregoing.

                  Section 9.08 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                  Section 9.09 Governing Law. To the extent not governed by the Bankruptcy Code, this Agreement shall be governed by, and interpreted in accordance with, the Laws of the State of New York applicable to contracts made and to be performed in that State without reference to its conflict of laws rules. The parties hereto agree that the appropriate and exclusive forum for any disputes arising out of this Agreement solely between the Company and Investor shall be the Bankruptcy Court, or if such court will not hear any such suit, the U.S. District Court for the Southern District of New York, and, the parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes arising out of this Agreement except as expressly set forth below for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the address specified in Section 9.05 hereof. The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the Law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by Law, that final and non-appealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. THE PARTIES AGREE TO WAIVE ANY AND ALL RIGHTS THAT THEY MAY HAVE TO A JURY TRIAL WITH RESPECT TO DISPUTES ARISING OUT OF THIS AGREEMENT.

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

                  Section 9.10 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the Company's, West's and Investor's successors and permitted assigns. Neither this Agreement nor any rights or obligations hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto.

                  Section 9.11 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  Section 9.12 Confidentiality. A version of this Agreement with certain competitively sensitive information redacted will be filed by the Company with the Motion. Each party hereto agrees not to disclose the unredacted version of this Agreement to any third parties (other than disclosure required by the SEC or any other Governmental Authority (including the Bankruptcy Court) or pursuant to any listing agreement with or requirement of any relevant national exchange or national quotation system) without appropriate confidentiality agreements with such third parties being in place that are reasonably acceptable to the other parties hereto.

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

         IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties hereto by their respective duly authorized officers, all as of the date first above written.

                                 EASTSHORE AVIATION, LLC

                                 By:    /s/ Geoffrey T. Crowley
                                     -------------------------------------------
                                     Name:  Geoffrey T. Crowley
                                     Title: President


                                 US AIRWAYS GROUP, INC.

                                 By:    /s/ Bruce R. Lakefield
                                     -------------------------------------------
                                     Name:  Bruce R. Lakefield
                                     Title: Chief Executive Officer


                                 AMERICA WEST HOLDINGS CORPORATION

                                 By:    /s/ W. Douglas Parker
                                     -------------------------------------------
                                     Name:  W. Douglas Parker
                                     Title: Chairman and Chief Executive Officer


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